OMB APPROVAL
OMB Number: 3235-0570
Expires: January 31, 2014
Estimated average burden hours per response: 20.6

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-03826
AIM Sector Funds (Invesco Sector Funds)*
(Exact name of registrant as specified in charter)
11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Address of principal executive offices) (Zip code)
Philip A. Taylor 11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 4/30
Date of reporting period: 4/30/12

*	Funds included are: Invesco Energy Fund, Invesco Gold & Precious Metals Fund, Invesco Leisure Fund, Invesco Technology Fund, Invesco Utilities Fund, Invesco Van Kampen American Value Fund, Invesco Van Kampen Comstock Fund, Invesco Van Kampen Mid Cap Growth Fund, Invesco Van Kampen Small Cap Value Fund and Invesco Van Kampen Value Opportunities Fund.

Item 1. Reports to Stockholders.

Annual Report to Shareholders	April 30, 2012

Invesco Energy Fund
Nasdaq:
A: IENAX ▪ B: IENBX ▪ C: IEFCX ▪ Y: IENYX ▪ Investor: FSTEX ▪ Institutional: IENIX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
20	Financial Highlights
21	Auditor’s Report
22	Fund Expenses
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
This annual report provides important information about your Fund, including its long-term performance. I encourage you to read this report to learn more about how your Fund is managed, what it invests in and why it performed as it did. Also, this report includes information about your Fund’s management team and a listing of investments held by your Fund at the close of the reporting period.
     As we’ve seen often in recent years, market sentiment can change suddenly and dramatically – and certainly without advance notice – depending on economic developments and world events. Similarly, your own situation, needs and goals can change, requiring adjustments in your financial strategy.
     That’s why you may find it helpful to stay in touch with your financial adviser on a regular basis. He or she can explain how your investments performed in the last year and over the longer term – keeping in mind that past performance cannot guarantee comparable future results. It’s important to remember that an investment’s long-term performance is more important than its short-term performance. In evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our portfolio managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
Financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our portfolio managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be – according to your Fund’s objective and strategies.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser should be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Energy Fund

Bruce Crockett
Dear Fellow Shareholders:
As always, the Invesco Funds Board of Trustees remains committed to putting your interests first. We’ve continued to work to ensure that the depth and breadth of our fund offerings and their cost to shareholders remain highly competitive. We’ve also worked to manage costs, and this remains a continuing focus of your Board. We continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Across the globe, demographic and economic trends are profoundly reshaping the world’s wealth. Emerging markets such as China, India, Brazil and Russia are experiencing tremendous growth. China is now the world’s second-largest economy. Meanwhile, established markets such as the US and Europe are struggling with debt issues and experiencing much lower rates of growth. We all know the US is a consumer-driven market and that consumers face numerous headwinds, including elevated energy prices, a dismal housing market and high unemployment.
     This dynamic, challenging market and economic environment underscores once again the value of maintaining a well-diversified investment portfolio. Obviously, none of us can control the markets or global economic trends. However, working with an adviser, we can create a portfolio of funds that may help us meet our financial objectives while taking into account our individual tolerance for risk. Adopting a disciplined approach to saving and investing may help provide the funds needed to buy a house, pay for our children’s education and provide for a comfortable retirement.
     Now is a perfect time to sit down with your financial adviser and review your situation to make sure your portfolio is aligned with your investment objectives. He or she can provide insights into the performance of your existing investments and make suggestions for repositioning your portfolio for the years ahead. You’ll want to stay informed regarding the markets and keep up to date with news that affects your investment portfolio. Invesco’s website, invesco.com/us, provides a wealth of information about your investments and news regarding global markets.
     I would like to close by thanking Bob Baker for his distinguished 30-year service with the Invesco Funds Board and his unflagging commitment to our funds’ shareholders. As always, I encourage you to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We appreciate the opportunity to represent and serve you.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3 Invesco Energy Fund

Management’s Discussion of Fund Performance

Performance summary
Despite a significant spike in volatility, equity markets experienced gains for the fiscal year ended April 30, 2012. Many energy stocks, however, were market laggards, producing losses for the reporting period. This was the result of weakening economic conditions in Europe and Asia and represented a sharp reversal from the prior fiscal year in which energy stocks led the market. Invesco Energy Fund underperformed its style-specific index, the MSCI World Energy Index, primarily as a result of security selection and underweight exposure to the integrated oil and gas subindustry. Overweight exposure to the oil and gas equipment and services subindustry also detracted from the Fund’s relative performance.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 4/30/11 to 4/30/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-17.48%

Class B Shares	-18.12

Class C Shares	-18.12

Class Y Shares	-17.29

Investor Class Shares	-17.50

Institutional Class Shares	-17.18

S&P 500 Index▼ (Broad Market Index)	4.73

MSCI World Energy Index■ (Style-Specific Index)*	-11.60

Dow Jones U.S. Oil & Gas Index▼ (Former Style-Specific Index)*	-9.12

Lipper Natural Resources Funds Index▼ (Peer Group Index)	-16.03

Source(s): ▼Lipper Inc.; ■MSCI via FactSet Research Systems
*During the reporting period, the Fund has elected to use the MSCI World Energy Index as its style-specific index rather than the Dow Jones U.S. Oil & Gas Index because the MSCI World Energy Index more closely reflects the performance of the types of securities in which the Fund invests.

How we invest
We invest in companies involved in the exploration, production, service, drilling, transportation, refining and marketing of oil, natural gas and other forms of energy. We seek to own firms with the potential to increase unit output through exploration, development or innovation. We believe companies with rising production volumes that also can control costs are likely to earn superior rates of return, enabling them to grow earnings independent of oil and natural gas prices.
     We combine bottom-up fundamental analysis with top-down macroeconomic industry analysis in our stock selection process. We focus on companies that have:
■	High return on capital, cash flow and free cash flow.

■	Sustainable growth potential in revenues and earnings.

■	The ability to control costs.

■	Strong return on equity.

■	Improving margins.

■	Improving asset turnover.

■	Rising production volumes per share, debt adjusted.

     Typically, we hold 40 to 50 stocks. This limited number of positions allows us to know our companies, their management, and their business structures – and how their products and services fit into the energy value chain, the process that moves oil and natural gas from the ground to the consumer.
     We may sell or reduce our position in a stock when:
■	A security reaches its price target.

■	A company-specific or industry-wide change in fundamentals occurs.

■	A change in management occurs.

■	We identify a more attractive investment opportunity.

Market conditions and your Fund
Equity markets were highly volatile during the fiscal year as investors weighed the competing issues of improved corporate profits, soft macroeconomic data and European sovereign debt issues. In the US, corporate earnings increased, but they often were overshadowed by concerns about high unemployment and weak consumer confidence. After generally rising through July, major equity indexes sold off precipitously in August as the US received the first-ever downgrade to its credit rating from Standard & Poor’s. At the same time, the sovereign debt crisis unfolded in the eurozone, prompting fears of a “double-dip” recession. Equity markets rebounded in the fourth quarter of 2011, and continued rising during the first four months of 2012, following improved economic data.
     Major domestic equity indexes produced positive returns for the fiscal year, and six out of 10 sectors in the S&P 500 Index posted gains. The IT, consumer discretionary, utilities and consumer staples sectors had the highest returns; the energy, materials, financials and industrials sectors were the market laggards and produced losses.

Portfolio Composition
By industry

Oil & Gas Equipment & Services	32.9%

Oil & Gas Exploration & Production	23.6

Integrated Oil & Gas	23.5

Oil & Gas Drilling	11.1

Oil & Gas Refining & Marketing	2.1

Coal & Consumable Fuels	0.9

Oil & Gas Storage & Transportation	0.5

Money Market Funds
Plus Other Assets Less Liabilities	5.4

Top 10 Equity Holdings*

1.	Schlumberger Ltd.	6.5%

2.	Chevron Corp.	5.8

3.	Occidental Petroleum Corp.	5.8

4.	Halliburton Co.	5.1

5.	Apache Corp.	5.0

6.	National Oilwell Varco Inc.	4.9

7.	Cameron International Corp.	4.8

8.	Exxon Mobil Corp.	4.6

9.	Weatherford International Ltd.	4.6

10.	Marathon Oil Corp.	4.2

Total Net Assets	$1.5 billion

Total Number of Holdings*	47
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4 Invesco Energy Fund

     At the close of the reporting period, oil prices reflected low underlying excess global supply. Crude oil prices, as measured by Brent Crude Oil, fell approximately five percent to close the fiscal year at $119 per barrel.1 Natural gas prices, as measured by Henry Hub, fell steadily during the fiscal year, ultimately shedding more than 50% to close at $2.29 per million cubic feet.1 Despite elevated natural gas storage, natural gas drilling remains robust and productivity improvements across the major shale basins in North America have resulted in unprecedented supply growth. Because of these dynamics, the Fund ended the reporting period positioned with greater exposure to crude oil than natural gas.
     Most energy subsectors detracted from absolute Fund performance during the fiscal year. Specifically, the oil and gas equipment and services subindustry was the largest detractor from absolute performance, and the oil and gas refining and marketing subindustry was the only subindustry that contributed to Fund performance.
     Relative to the MSCI World Energy Index, Fund performance was negatively affected by security selection and underweight exposure to integrated oil and gas stocks, as well as overweight exposure to the oil and gas equipment and services stocks. Conversely, security selection and overweight exposure to oil and gas exploration and production stocks contributed positively to the Fund’s relative performance.
     Ensco and Exxon Mobil were top contributors to Fund performance during the fiscal year. Ensco, which owns and operates a fleet of offshore drilling rigs, completed its acquisition of Pride International and increased its regular dividend during the fiscal year. We believe drillers with high-spec drilling equipment, such as Ensco, may benefit from increased emphasis on drilling safety following the Macondo disaster in the US Gulf of Mexico. Conversely, we considered Exxon Mobil, the largest integrated oil and gas company, a defensive holding for the Fund given the uncertainty and volatility which defined the fiscal year. It is important to note, however, that we believe integrated oil and gas stocks are unlikely to outperform other energy subindustries in a rising crude oil environment. Therefore, the Fund remained underweight in the integrated oil and gas subindustry relative to its style-specific benchmark.
     Top detractors from Fund performance included Baker Hughes and Halliburton, both oil and gas equipment and services stocks that outperformed in the prior fiscal year. Despite the stocks’ recent underperformance, oil and gas equipment and services remained our favorite subindustry at the close of the reporting period. The ongoing shift to oil shale drilling in the US is more intensive than the natural gas shale drilling it is replacing. Additionally, there is rising interest in oil and gas shale projects globally. We believe diversified oilfield service companies may benefit from rising intensive and international activity levels.
     We continue to believe the energy sector offers the potential for long-term appreciation for the following reasons:
■	Oil supplies remain constrained, and global consumption should continue to grow.

■	The world is likely to derive most of its energy from hydrocarbons for the foreseeable future, as alternatives remain largely uneconomic.

■	Global development and industrialization, driven by fast-growing nations such as India and China, are likely to continue, resulting in a growing need for coal, crude oil and natural gas.

■	Virtually all new sources of crude oil supply merely replace that which is being lost to depletion.
     While energy prices remain headline news, we continue to seek companies with rising unit output and the ability to control costs. It is our belief that these companies will be able to grow earnings independent of commodity prices over time.
     As always, thank you for your continued investment in Invesco Energy Fund.

1	Source: Bloomberg
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Andrew Lees
Portfolio manager, is lead manager of Invesco Energy Fund. He began his investment career in 1994 and joined Invesco in 2005. Mr. Lees earned a B.A. in economics from the University of Western Ontario and an M.B.A. with concentrations in finance and accounting from McGill University.
Tyler Dann II
Chartered Financial Analyst, portfolio manager, is manager of Invesco Energy Fund. He began his investment career in 1993 and joined Invesco in 2004. Mr. Dann earned an A.B. from Princeton University. He is a member of the board of directors of the National Association of Petroleum Investment Analysts.

5 Invesco Energy Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es) without Sales Charges and Oldest Share Class(es) with Sales Charges
Fund and index data from 4/30/02*

*	During the reporting period, Invesco changed its policy regarding growth of $10,000 charts. For funds older than 10 years, we previously showed performance since inception. Going forward, we will show performance for the most recent 10 years, since this more accurately reflects the experience of the typical shareholder. As a result, charts now may include benchmarks that did not appear previously, because the funds’ inception predated the benchmarks’ inception. Also, all charts will now be presented using a linear format.

Past performance cannot guarantee comparable future results.
     During the reporting period, the Fund has elected to use the MSCI World Energy Index as its style-specific index rather than the Dow Jones U.S. Oil & Gas Index because the MSCI World Energy Index more closely reflects the performance of the types of securities in which the Fund invests. Because this is the first reporting period since we adopted the new index, SEC guidelines require that we compare performance to both the old and new indexes.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6 Invesco Energy Fund

Average Annual Total Returns
As of 4/30/12, including maximum applicable sales charges

Class A Shares

Inception (3/28/02) 11.41%

10	Years	11.21

5	Years	1.39

1	Year	-22.02

Class B Shares

Inception (3/28/02) 11.39%

10	Years	11.18

5	Years	1.46

1	Year	-22.21

Class C Shares

Inception (2/14/00) 12.46%

10	Years	11.01

5	Years	1.78

1	Year	-18.94

Class Y Shares

10	Years	11.91%

5	Years	2.73

1	Year	-17.29

Investor Class Shares

Inception (1/19/84) 9.80%

10	Years	11.81

5	Years	2.54

1	Year	-17.50

Institutional Class Shares

Inception (1/31/06) 3.86%

5	Years	2.98

1	Year	-17.18
Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Investor Class shares and includes the 12b-1 fees applicable to Investor Class shares. Investor Class share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns
As of 3/31/12, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (3/28/02) 11.65%

10	Years	11.66

5	Years	2.85

1	Year	-21.53

Class B Shares

Inception (3/28/02) 11.63%

10	Years	11.64

5	Years	2.92

1	Year	-21.70

Class C Shares

Inception (2/14/00) 12.68%

10	Years	11.47

5	Years	3.25

1	Year	-18.39

Class Y Shares

10	Years	12.37%

5	Years	4.20

1	Year	-16.74

Investor Class Shares

Inception (1/19/84) 9.88%

10	Years	12.27

5	Years	4.02

1	Year	-16.96

Institutional Class Shares

Inception (1/31/06) 4.13%

5	Years	4.46

1	Year	-16.66
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares was 1.13%, 1.88%, 1.88%, 0.88%, 1.13% and 0.77%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The
CDSC on Class C shares is 1% for the first year after purchase. Class Y, Investor Class and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses on Class B and Class C shares in the past, performance would have been lower.

7 Invesco Energy Fund

Invesco Energy Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of April 30, 2012, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased for new or additional investments. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other funds. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	All Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal in the Fund risks of investing
■	Energy industry sector risk. The businesses in which the Fund invests may be adversely affected by foreign, federal or state regulations governing energy production, distribution and sale as well as supply-and-demand for energy resources. Although individual security selection drives the performance of the Fund, short-term fluctuations in energy prices may cause price fluctuations in its shares.

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

■	Sector fund risk. The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile than non-concentrated funds.

■	Small and mid-capitalization risk. Stocks of small and mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.

■	The MSCI World Energy Index is a free fl oat-adjusted market capitalization index that represents the energy segment in global developed market equity performance.

■	The Dow Jones U.S. Oil & Gas Index is an unmanaged index considered representative of the US energy market.

■	The Lipper Natural Resource Funds Index is an unmanaged index considered representative of natural resource funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	IENAX
Class B Shares	IENBX
Class C Shares	IEFCX
Class Y Shares	IENYX
Investor Class Shares	FSTEX
Institutional Class Shares	IENIX

8 Invesco Energy Fund

Schedule of Investments(a)

April 30, 2012

	Shares	Value

Common Stocks & Other Equity Interests–94.60%
Coal & Consumable Fuels–0.89%
Peabody Energy Corp.(b)	431,837	$13,434,449

Integrated Oil & Gas–23.51%
BG Group PLC (United Kingdom)	428,448	10,087,601

BP PLC–ADR (United Kingdom)	360,747	15,660,027

Chevron Corp.	833,360	88,802,841

ConocoPhillips	222,041	15,904,797

Exxon Mobil Corp.	817,295	70,565,250

Hess Corp.	670,549	34,962,425

Murphy Oil Corp.	275,967	15,169,906

Occidental Petroleum Corp.	969,590	88,446,000

Royal Dutch Shell PLC–ADR (United Kingdom)	174,565	12,488,380

Total S.A.–ADR (France)	119,642	5,755,977

		357,843,204

Oil & Gas Drilling–11.09%
Atwood Oceanics, Inc.(c)	174,430	7,732,482

Ensco PLC–ADR (United Kingdom)	1,045,543	57,138,925

Helmerich & Payne, Inc.	357,653	18,379,788

Nabors Industries Ltd.(c)	471,513	7,850,691

Rowan Cos., Inc.(c)	559,269	19,311,559

Seadrill Ltd. (Bermuda)(b)(c)	1,049,618	41,071,552

Transocean Ltd.	342,585	17,262,858

		168,747,855

Oil & Gas Equipment & Services–32.88%
Baker Hughes Inc.	541,431	23,882,521

Cameron International Corp.(c)	1,413,691	72,451,664

Dresser-Rand Group, Inc.(c)	231,431	11,266,061

FMC Technologies, Inc.(c)	162,157	7,621,379

Halliburton Co.	2,244,289	76,799,570

Key Energy Services, Inc.(c)	1,002,816	12,695,651

Lufkin Industries, Inc.	112,766	8,664,939

National Oilwell Varco Inc.	990,443	75,035,962

Oceaneering International, Inc.	154,351	7,969,142

Oil States International, Inc.(c)	153,232	12,194,203

Schlumberger Ltd.	1,325,539	98,275,461

Superior Energy Services, Inc.(c)	893,759	24,059,992

Weatherford International Ltd.(c)	4,873,961	69,551,423

		500,467,968

Oil & Gas Exploration & Production–23.61%
Anadarko Petroleum Corp.	674,546	49,383,513

Apache Corp.	799,539	76,707,772

Cabot Oil & Gas Corp.	268,350	9,429,819

Canadian Natural Resources Ltd. (Canada)	227,757	7,913,161

Devon Energy Corp.	114,562	8,002,156

EOG Resources, Inc.	254,854	27,985,518

Kosmos Energy Ltd.(c)	668,996	8,148,371

Marathon Oil Corp.	2,201,629	64,595,795

Midstates Petroleum Co. Inc.(b)(c)	1,219,725	19,905,912

Noble Energy, Inc.	574,136	57,023,187

Range Resources Corp.	108,337	7,221,744

Resolute Energy Corp.(b)(c)	650,238	6,899,025

Whiting Petroleum Corp.(c)	281,855	16,122,106

		359,338,079

Oil & Gas Refining & Marketing–2.06%
Marathon Petroleum Corp.	425,164	17,691,074

Valero Energy Corp.	553,413	13,669,301

		31,360,375

Oil & Gas Storage & Transportation–0.56%
Western Gas Partners LP	182,350	8,526,686

Total Common Stocks & Other Equity Interests (Cost $1,240,220,466)		1,439,718,616

Money Market Funds–5.66%
Liquid Assets Portfolio–Institutional Class(d)	43,068,307	43,068,307

Premier Portfolio–Institutional Class(d)	43,068,306	43,068,306

Total Money Market Funds (Cost $86,136,613)		86,136,613

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.26% (Cost $1,326,357,079)		1,525,855,229

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–3.33%
Liquid Assets Portfolio–Institutional Class (Cost $50,757,776)(d)(e)	50,757,776	50,757,776

TOTAL INVESTMENTS–103.59% (Cost $1,377,114,855)		1,576,613,005

OTHER ASSETS LESS LIABILITIES–(3.59)%		(54,628,087)

NET ASSETS–100.00%		$1,521,984,918

Investment Abbreviations:

ADR	– American Depositary Receipt

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Energy Fund

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at April 30, 2012.
(c)	Non-income producing security.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Energy Fund

Statement of Assets and Liabilities

April 30, 2012

Assets:
Investments, at value (Cost $1,240,220,466)*	$1,439,718,616

Investments in affiliated money market funds, at value and cost	136,894,389

Total investments, at value (Cost $1,377,114,855)	1,576,613,005

Receivable for:
Fund shares sold	1,966,273

Dividends	287,853

Investment for trustee deferred compensation and retirement plans	46,675

Other assets	42,821

Total assets	1,578,956,627

Liabilities:
Payable for:
Fund shares reacquired	4,774,303

Collateral upon return of securities loaned	50,757,776

Accrued fees to affiliates	1,115,649

Accrued other operating expenses	119,001

Trustee deferred compensation and retirement plans	204,980

Total liabilities	56,971,709

Net assets applicable to shares outstanding	$1,521,984,918

Net assets consist of:
Shares of beneficial interest	$1,366,412,854

Undistributed net investment income (loss)	(1,160,192)

Undistributed net realized gain (loss)	(42,767,172)

Unrealized appreciation	199,499,428

$1,521,984,918

Net Assets:
Class A	$723,304,214

Class B	$73,895,662

Class C	$202,489,271

Class Y	$74,125,910

Investor Class	$428,173,589

Institutional Class	$19,996,272

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	18,546,268

Class B	2,080,238

Class C	5,842,124

Class Y	1,897,077

Investor Class	11,018,119

Institutional Class	502,316

Class A:
Net asset value per share	$39.00

Maximum offering price per share
(Net asset value of $39.00 divided by 94.50%)	$41.27

Class B:
Net asset value and offering price per share	$35.52

Class C:
Net asset value and offering price per share	$34.66

Class Y:
Net asset value and offering price per share	$39.07

Investor Class:
Net asset value and offering price per share	$38.86

Institutional Class:
Net asset value and offering price per share	$39.81

*	At April 30, 2012, securities with an aggregate value of $50,100,745 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Energy Fund

Statement of Operations

For the year ended April 30, 2012

Investment income:
Dividends (net of foreign withholding taxes of $326,628)	$19,186,700

Dividends from affiliated money market funds (includes securities lending income of $171,312)	275,077

Total investment income	19,461,777

Expenses:
Advisory fees	10,351,015

Administrative services fees	419,842

Custodian fees	66,831

Distribution fees:
Class A	2,047,542

Class B	877,160

Class C	2,242,182

Investor Class	1,178,238

Transfer agent fees — A, B, C, Y and Investor	3,525,042

Transfer agent fees — Institutional	16,166

Trustees’ and officers’ fees and benefits	99,774

Other	456,991

Total expenses	21,280,783

Less: Fees waived and expense offset arrangement(s)	(126,127)

Net expenses	21,154,656

Net investment income (loss)	(1,692,879)

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	96,971,814

Foreign currencies	178,842

97,150,656

Change in net unrealized appreciation (depreciation) of:
Investment securities	(470,783,764)

Foreign currencies	(3,147)

(470,786,911)

Net realized and unrealized gain (loss)	(373,636,255)

Net increase (decrease) in net assets resulting from operations	$(375,329,134)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Energy Fund

Statement of Changes in Net Assets

For the years ended April 30, 2012 and 2011

	2012	2011

Operations:
Net investment income (loss)	$(1,692,879)	$(3,628,995)

Net realized gain	97,150,656	78,019,602

Change in net unrealized appreciation (depreciation)	(470,786,911)	383,254,977

Net increase (decrease) in net assets resulting from operations	(375,329,134)	457,645,584

Distributions to shareholders from net investment income:
Class A	—	(595,398)

Class Y	—	(166,845)

Investor Class	—	(381,243)

Institutional Class	—	(40,505)

Total distributions from net investment income	—	(1,183,991)

Share transactions–net:
Class A	(142,552,355)	89,450,564

Class B	(22,207,524)	(20,427,752)

Class C	(29,736,198)	15,806,696

Class Y	6,265,580	18,477,902

Investor Class	(63,107,318)	(23,434,111)

Institutional Class	8,674,978	3,472,720

Net increase (decrease) in net assets resulting from share transactions	(242,662,837)	83,346,019

Net increase (decrease) in net assets	(617,991,971)	539,807,612

Net assets:
Beginning of year	2,139,976,889	1,600,169,277

End of year (includes undistributed net investment income (loss) of $(1,160,192) and $(243,318), respectively)	$1,521,984,918	$2,139,976,889

Notes to Financial Statements

April 30, 2012

NOTE 1—Significant Accounting Policies

Invesco Energy Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Investor Class and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or the about month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the

13        Invesco Energy Fund

security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

14        Invesco Energy Fund

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile.
The businesses in which the Fund invests may be adversely affected by foreign, federal or state regulations governing energy production, distribution and sale. Although individual security selection drives the performance of the Fund, short-term fluctuations in commodity prices may cause price fluctuations in its shares.
J.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
L.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

15        Invesco Energy Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $350 million	0.75%

Next $350 million	0.65%

Next $1.3 billion	0.55%

Next $2 billion	0.45%

Next $2 billion	0.40%

Next $2 billion	0.375%

Over $8 billion	0.35%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least August 31, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares to 2.00%, 2.75%, 2.75%, 1.75%, 2.00% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on August 31, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation. Effective July 1, 2012, the Adviser has contractually agreed to extend the fee waiver agreement through at least June 30, 2013.
  The Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended April 30, 2012, the Adviser waived advisory fees of $121,494.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended April 30, 2012, expenses incurred under the Plan are shown in the Statement of Operations as Distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended April 30, 2012, IDI advised the Fund that IDI retained $180,189 in front-end sales commissions from the sale of Class A shares and $20,256, $139,786 and $45,050 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

16        Invesco Energy Fund

NOTE 3—Supplemental Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of April 30, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended April 30, 2012, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$1,576,613,005	$—	$—	$1,576,613,005

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended April 30, 2012, the Fund engaged in securities purchases of $3,323,707.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (1) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (2) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended April 30, 2012, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $4,633.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended April 30, 2012, the Fund paid legal fees of $2,266 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

17        Invesco Energy Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended April 30, 2012 and 2011:

	2012	2011

Ordinary income	$—	$1,183,991

Tax Components of Net Assets at Period-End:

2012

Net unrealized appreciation — investments	$187,722,993

Net unrealized appreciation — other investments	1,278

Temporary book/tax differences	(201,586)

Post-October deferrals	(12,680,802)

Capital loss carryforward	(18,311,213)

Late-year ordinary loss deferral	(958,606)

Shares of beneficial interest	1,366,412,854

Total net assets	$1,521,984,918

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $116,085,394 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of April 30, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

April 30, 2018	$18,311,213	$—	$18,311,213

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2012 was $1,007,894,992 and $1,303,747,027, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$206,520,519

Aggregate unrealized (depreciation) of investment securities	(18,797,526)

Net unrealized appreciation of investment securities	$187,722,993

Cost of investments for tax purposes is $1,388,890,012.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of litigation settlements and foreign currency transactions, on April 30, 2012, undistributed net investment income (loss) was increased by $776,005 and undistributed net realized gain (loss) was decreased by $776,005. This reclassification had no effect on the net assets of the Fund.

18        Invesco Energy Fund

NOTE 11—Share Information

	Summary of Share Activity

	Year ended April 30,
	2012(a)		2011
	Shares	Amount	Shares	Amount

Sold:
Class A	5,299,676	$214,398,044	8,472,162	$344,600,164

Class B	133,385	4,936,346	341,503	11,826,377

Class C	1,038,929	37,569,135	1,911,825	68,858,262

Class Y	1,122,529	45,651,471	1,177,062	47,607,588

Investor Class	2,374,357	95,790,501	3,287,182	131,052,367

Institutional Class	368,848	14,974,267	180,935	7,357,957

Issued as reinvestment of dividends:
Class A	—	—	14,483	578,437

Class B	—	—	—	—

Class C	—	—	—	—

Class Y	—	—	3,820	152,350

Investor Class	—	—	9,396	373,881

Institutional Class	—	—	993	40,312

Automatic conversion of Class B shares to Class A shares:
Class A	179,827	7,228,474	215,358	8,339,625

Class B	(200,855)	(7,228,474)	(233,977)	(8,339,625)

Reacquired:
Class A	(9,111,795)	(364,178,873)	(7,168,633)	(264,067,662)

Class B	(536,818)	(19,915,396)	(723,952)	(23,914,504)

Class C	(1,893,362)	(67,305,333)	(1,609,310)	(53,051,566)

Class Y	(999,702)	(39,385,891)	(749,590)	(29,282,036)

Investor Class	(3,973,334)	(158,897,819)	(4,176,029)	(154,860,359)

Institutional Class	(156,014)	(6,299,289)	(101,936)	(3,925,549)

Net increase (decrease) in share activity	(6,354,329)	$(242,662,837)	851,292	$83,346,019

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 20% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19        Invesco Energy Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net		Ratio of net
	Net asset	Net	on securities		Dividends	Distributions					net assets		assets without		investment
	value,	investment	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	distributions	of period	return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 04/30/12	$47.26	$0.01	$(8.27)	$(8.26)	$—	$—	$—	$39.00	(17.48)%	$723,304	1.12	%(d)	1.13	%(d)	0.03	%(d)	61%
Year ended 04/30/11	35.99	(0.03)	11.33	11.30	(0.03)	—	(0.03)	47.26	31.42	1,048,194	1.13		1.13		(0.10)		58
One month ended 04/30/10	35.34	(0.03)	0.68	0.65	—	—	—	35.99	1.84	742,987	1.16	(e)	1.16	(e)	(1.00	)(e)	9
Year ended 03/31/10	23.91	0.07	11.38	11.45	(0.02)	—	(0.02)	35.34	47.91	725,470	1.17		1.18		0.22		49
Year ended 03/31/09	43.71	0.07	(19.47)	(19.40)	—	(0.40)	(0.40)	23.91	(44.39)	453,133	1.16		1.17		0.20		61
Year ended 03/31/08	41.02	0.00	13.10	13.10	—	(10.41)	(10.41)	43.71	32.35	851,105	1.11		1.12		0.01		64

Class B
Year ended 04/30/12	43.37	(0.26)	(7.59)	(7.85)	—	—	—	35.52	(18.10)	73,896	1.87	(d)	1.88	(d)	(0.72	)(d)	61
Year ended 04/30/11	33.25	(0.29)	10.41	10.12	—	—	—	43.37	30.44	116,438	1.88		1.88		(0.85)		58
One month ended 04/30/10	32.68	(0.05)	0.62	0.57	—	—	—	33.25	1.75	109,771	1.91	(e)	1.91	(e)	(1.75	)(e)	9
Year ended 03/31/10	22.26	(0.16)	10.58	10.42	—	—	—	32.68	46.81	108,880	1.92		1.93		(0.53)		49
Year ended 03/31/09	41.04	(0.19)	(18.19)	(18.38)	—	(0.40)	(0.40)	22.26	(44.79)	78,085	1.91		1.92		(0.55)		61
Year ended 03/31/08	39.28	(0.32)	12.49	12.17	—	(10.41)	(10.41)	41.04	31.35	172,190	1.86		1.87		(0.74)		64

Class C
Year ended 04/30/12	42.32	(0.26)	(7.40)	(7.66)	—	—	—	34.66	(18.10)	202,489	1.87	(d)	1.88	(d)	(0.72	)(d)	61
Year ended 04/30/11	32.44	(0.29)	10.17	9.88	—	—	—	42.32	30.46	283,422	1.88		1.88		(0.85)		58
One month ended 04/30/10	31.88	(0.05)	0.61	0.56	—	—	—	32.44	1.76	207,451	1.91	(e)	1.91	(e)	(1.75	)(e)	9
Year ended 03/31/10	21.71	(0.16)	10.33	10.17	—	—	—	31.88	46.85	205,003	1.92		1.93		(0.53)		49
Year ended 03/31/09	40.06	(0.19)	(17.76)	(17.95)	—	(0.40)	(0.40)	21.71	(44.82)	122,123	1.91		1.92		(0.55)		61
Year ended 03/31/08	38.53	(0.32)	12.26	11.94	—	(10.41)	(10.41)	40.06	31.37	231,832	1.86		1.87		(0.74)		64

Class Y
Year ended 04/30/12	47.24	0.11	(8.28)	(8.17)	—	—	—	39.07	(17.28)	74,126	0.87	(d)	0.88	(d)	0.28	(d)	61
Year ended 04/30/11	35.96	0.06	11.33	11.39	(0.12)	—	(0.12)	47.23	31.73	83,807	0.88		0.88		0.15		58
One month ended 04/30/10	35.31	(0.02)	0.67	0.65	—	—	—	35.96	1.84	48,291	0.91	(e)	0.91	(e)	(0.75	)(e)	9
Year ended 03/31/10	23.86	0.16	11.36	11.52	(0.07)	—	(0.07)	35.31	48.29	47,084	0.92		0.93		0.47		49
Year ended 03/31/09(f)	31.13	0.04	(6.91)	(6.87)	—	(0.40)	(0.40)	23.86	(22.08)	8,894	1.04	(e)	1.05	(e)	0.32	(e)	61

Investor Class
Year ended 04/30/12	47.09	0.01	(8.24)	(8.23)	—	—	—	38.86	(17.48)	428,174	1.12	(d)	1.13	(d)	0.03	(d)	61
Year ended 04/30/11	35.86	(0.03)	11.29	11.26	(0.03)	—	(0.03)	47.09	31.42	594,201	1.13		1.13		(0.10)		58
One month ended 04/30/10	35.22	(0.03)	0.67	0.64	—	—	—	35.86	1.82	484,002	1.16	(e)	1.16	(e)	(1.00	)(e)	9
Year ended 03/31/10	23.82	0.07	11.35	11.42	(0.02)	—	(0.02)	35.22	47.96	475,026	1.17		1.18		0.22		49
Year ended 03/31/09	43.56	0.07	(19.41)	(19.34)	—	(0.40)	(0.40)	23.82	(44.40)	335,874	1.16		1.17		0.20		61
Year ended 03/31/08	40.91	0.00	13.06	13.06	—	(10.41)	(10.41)	43.56	32.34	681,147	1.11		1.12		0.01		64

Institutional Class
Year ended 04/30/12	48.07	0.16	(8.42)	(8.26)	—	—	—	39.81	(17.18)	19,996	0.76	(d)	0.77	(d)	0.39	(d)	61
Year ended 04/30/11	36.60	0.10	11.55	11.65	(0.18)	—	(0.18)	48.07	31.92	13,915	0.77		0.77		0.26		58
One month ended 04/30/10	35.93	(0.02)	0.69	0.67	—	—	—	36.60	1.87	7,667	0.77	(e)	0.77	(e)	(0.61	)(e)	9
Year ended 03/31/10	24.32	0.21	11.59	11.80	(0.19)	—	(0.19)	35.93	48.57	6,411	0.74		0.75		0.65		49
Year ended 03/31/09	44.23	0.24	(19.75)	(19.51)	—	(0.40)	(0.40)	24.32	(44.11)	3,416	0.70		0.71		0.66		61
Year ended 03/31/08	41.25	0.20	13.19	13.39	—	(10.41)	(10.41)	44.23	32.90	2,240	0.68		0.69		0.44		64

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $819,017, $87,716, $224,218, $72,682, $471,295 and $16,166 for Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares, respectively.
(e)	Annualized.
(f)	Commencement date of October 3, 2008.

20        Invesco Energy Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)
and Shareholders of Invesco Energy Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Energy Fund (one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at April 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

June 21, 2012
Houston, TX

21        Invesco Energy Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2011 through April 30, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(11/01/11)	(04/30/12)[1]	Period[2]	(04/30/12)	Period[2]	Ratio
A	$1,000.00	$996.70	$5.61	$1,019.24	$5.67	1.13%

B	1,000.00	992.70	9.31	1,015.51	9.42	1.88

C	1,000.00	992.80	9.31	1,015.51	9.42	1.88

Y	1,000.00	997.70	4.37	1,020.49	4.42	0.88

Investor	1,000.00	996.40	5.61	1,019.24	5.67	1.13

Institutional	1,000.00	998.20	3.68	1,021.18	3.72	0.74

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2011 through April 30, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

22        Invesco Energy Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in	Other
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	133	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	133	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	151	Director of the Abraham Lincoln Presidential Library Foundation.

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	133	ACE Limited (insurance company); and Investment Company Institute

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1        Invesco Energy Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in	Other
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	151	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	133	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	133	Chairman, Board of Governors, Western Golf Association, Chairman-elect, Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	151	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	133	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	133	Insperity (formerly known as Administaff)

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	133	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	133	None

T-2        Invesco Energy Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in	Other
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees

Larry Soll — 1942 Trustee	1997	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	133	None

Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	151	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	133	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Assurance Officer, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

T-3        Invesco Energy Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in	Other
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust).	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).	N/A	N/A

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4        Invesco Energy Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-03826 and 002-85905.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

I-ENE-AR-1 Invesco Distributors, Inc.

Annual Report to Shareholders	April 30, 2012

Invesco Gold & Precious Metals Fund
Nasdaq:
A: IGDAX ▪ B: IGDBX ▪ C: IGDCX ▪ Y: IGDYX ▪ Investor: FGLDX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
10	Financial Statements
12	Notes to Financial Statements
19	Financial Highlights
20	Auditor’s Report
21	Fund Expenses
22	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
This annual report provides important information about your Fund, including its long-term performance. I encourage you to read this report to learn more about how your Fund is managed, what it invests in and why it performed as it did. Also, this report includes information about your Fund’s management team and a listing of investments held by your Fund at the close of the reporting period.
     As we’ve seen often in recent years, market sentiment can change suddenly and dramatically – and certainly without advance notice – depending on economic developments and world events. Similarly, your own situation, needs and goals can change, requiring adjustments in your financial strategy.
     That’s why you may find it helpful to stay in touch with your financial adviser on a regular basis. He or she can explain how your investments performed in the last year and over the longer term – keeping in mind that past performance cannot guarantee comparable future results. It’s important to remember that an investment’s long-term performance is more important than its short-term performance. In evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our portfolio managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
Financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our portfolio managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be – according to your Fund’s objective and strategies.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser should be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Gold & Precious Metals Fund

Bruce Crockett
Dear Fellow Shareholders:
As always, the Invesco Funds Board of Trustees remains committed to putting your interests first. We’ve continued to work to ensure that the depth and breadth of our fund offerings and their cost to shareholders remain highly competitive. We’ve also worked to manage costs, and this remains a continuing focus of your Board. We continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Across the globe, demographic and economic trends are profoundly reshaping the world’s wealth. Emerging markets such as China, India, Brazil and Russia are experiencing tremendous growth. China is now the world’s second-largest economy. Meanwhile, established markets such as the US and Europe are struggling with debt issues and experiencing much lower rates of growth. We all know the US is a consumer-driven market and that consumers face numerous headwinds, including elevated energy prices, a dismal housing market and high unemployment.
     This dynamic, challenging market and economic environment underscores once again the value of maintaining a well-diversified investment portfolio. Obviously, none of us can control the markets or global economic trends. However, working with an adviser, we can create a portfolio of funds that may help us meet our financial objectives while taking into account our individual tolerance for risk. Adopting a disciplined approach to saving and investing may help provide the funds needed to buy a house, pay for our children’s education and provide for a comfortable retirement.
     Now is a perfect time to sit down with your financial adviser and review your situation to make sure your portfolio is aligned with your investment objectives. He or she can provide insights into the performance of your existing investments and make suggestions for repositioning your portfolio for the years ahead. You’ll want to stay informed regarding the markets and keep up to date with news that affects your investment portfolio. Invesco’s website, invesco.com/us, provides a wealth of information about your investments and news regarding global markets.
     I would like to close by thanking Bob Baker for his distinguished 30-year service with the Invesco Funds Board and his unflagging commitment to our funds’ shareholders. As always, I encourage you to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We appreciate the opportunity to represent and serve you.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3 Invesco Gold & Precious Metals Fund

Management’s Discussion of Fund Performance

Performance summary
Despite the significant spike in volatility during the Fund’s fiscal year, equity markets experienced a gain for the 12 months ending April 30, 2012. Uncertainty was a defining characteristic of the period, and gold bullion prices generally rose, however, mining equities trailed both gold bullion and the broad market. As a result, the Invesco Gold & Precious Metals Fund underperformed the broad market, as measured by the S&P 500 Index. The Fund, at net asset value however, performed in line with its style-specific index, the Philadelphia Gold & Silver Index, and outperformed its peer index, the Lipper Precious Metals Funds Index. Fund performance relative to the Fund’s style-specific index was primarily the result of security selection and an overweight exposure in diversified metals & mining. Additionally, the Fund’s weight in gold bullion, an exposure which the index lacks, contributed to relative performance.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 4/30/11 to 4/30/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-25.24%

Class B Shares	-25.82

Class C Shares	-25.77

Class Y Shares	-25.14

Investor Class Shares	-25.20

S&P 500 Index▼ (Broad Market Index)	4.73

Philadelphia Gold & Silver Index (price only)▼ (Style-Specific Index)	-25.80

Lipper Precious Metals Fund Index▼ (Peer Group Index)	-26.52

Source: ▼Lipper Inc.

How we invest
We invest in companies involved in the discovery, mining, processing and exchange of gold and other precious metals. We select stocks based on our analysis of individual companies, focusing on the ones we believe have the ability to:
■	increase production capacity at a low cost.
■	make major gold and precious metals discoveries on a global basis.
■	benefit from rising gold and precious metal prices.
     Typically, we hold 30 to 40 stocks of all market capitalizations. The portfolio includes “core companies,” which are major gold and precious metal firms with proven production reserves, and “emerging companies,” which are mid- to small-sized exploration companies that we believe can make significant precious metals discoveries. In selecting the core companies for the Fund, we focus on relative valuation including price-to-earnings, price-to-free cash flow and price-to-net asset value of assets. In selecting the emerging companies for the Fund, we primarily focus on production growth profiles and underlying resources.
     We may sell or reduce our position in a stock when:
■	A security reaches its price target.

■	A change in fundamentals occurs – either company specific or industry wide.
■	A change in management occurs.
■	A more attractive investment opportunity is identified.

Market conditions and your Fund
Equity markets were highly volatile during the fiscal year as investors weighed the competing issues of improved corporate profits, soft macroeconomic data and sovereign debt issues in Europe. In the US, corporate earnings increased, but often were overshadowed by concerns about high unemployment and a lack of consumer confidence. After generally rising through July, major equity indexes sold off precipitously in August as the US received the first-ever downgrade to its credit rating from Standard & Poor’s, and while the sovereign debt crisis unfolded in the eurozone, prompting fears of a “double-dip” recession. Equity markets rebounded unsteadily in the fourth quarter of 2011, however, continued their upward trajectory during the first four months of 2012 following improved economic data.
     Major domestic equity indexes garnered positive returns for the fiscal year, and six out of 10 sectors in the S&P 500 Index posted gains. Information Technology, consumer discretionary and consumer staples had the highest returns. Conversely, the energy, materials and financials sectors were market laggards and produced losses for the reporting period.
     The U.S. Dollar Index, which tracks the value of the dollar against a basket of six major currencies, trended higher during the fiscal year following increased demand for US dollars and US dollar-denominated assets. As most commodities are denominated in dollars, a strong US dollar tends to make dollar-denominated commodities fall. However, volatility, as measured by the Chicago Board Options Exchange Volatility Index, spiked significantly in the second half of 2011, only moderating in 2012. Investors tend to view gold as “stores of value” during periods with a weak US dollar, rising inflation and geopolitical or economic uncertainty. Furthermore, central banks, which deal in large quantities of gold bullion,

Portfolio Composition
By industry

Gold	68.5%

Precious Metals & Minerals	16.1

Investment Companies –
Exchange Traded Funds	6.6

Diversified Metals & Mining	5.0

Coal & Consumable Fuels	2.0

Money Market Funds
Plus Other Assets Less Liabilities	1.8

Top 10 Equity Holdings*

1.	Barrick Gold Corp.	6.2%

2.	Goldcorp, Inc.	6.0

3.	Silver Wheaton Corp.	5.6

4.	Yamana Gold Inc.	5.0

5.	Randgold Resources Ltd.-ADR	4.9

6.	Newmont Mining Corp.	4.3

7.	IAMGOLD Corp.	4.0

8.	SPDR Gold Trust	3.9

9.	Freeport-McMoRan Copper & Gold Inc.	3.8

10.	Franco-Nevada Corp.	3.7

Total Net Assets	$491.0 million

Total Number of Holdings*	38

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4 Invesco Gold & Precious Metals Fund

have switched from being net sellers to being net purchasers of gold bullion. Therefore, the price of gold bullion rose during the reporting period, reaching levels as high as $1,900 per ounce in September 2011 before ultimately closing at $1,665 per ounce at the end of April 2012.1 Gold mining equities, on the other hand, which have historically tracked gold bullion prices and in fact have provided a leverage effect to the price of gold bullion, fell over the same period, resulting in losses for investors. This divergence has primarily been the result of additional risks born by the mining equities, such as recent inflation in energy and labor costs, increased geopolitical risks and, in certain instances, operating issues with the mines themselves.
     On an absolute basis, the Fund’s gold mining equities had the greatest negative impact on performance during the reporting period. In general, gold mining equities suffered as a result of poor investor sentiment given a stabilization of global economic concerns. Additionally, increased energy and labor costs, which constitute a significant portion of a mining company’s cost structure, weighed on mining equities. Relative to the Fund’s style-specific index, the Philadelphia Gold & Silver Index, security selection in gold mining equities hurt performance. However, the Fund’s security selection and underweight exposure in diversified metals and mining stocks drove the Fund’s relative outperformance. Furthermore, the Fund’s gold bullion exposure contributed positively to both absolute and relative performance as the commodity rose during the reporting period. As a reminder, the prospectus limit in gold bullion investments is 10%, which the Fund holds through gold bullion exchange-traded funds – a more liquid and less expensive way to own the underlying metal.
     Gold bullion prices have continued to rise as investors seek a safe-haven investment amid fears of global economic slowdown, government expansion, currency erosion and inflation. Other precious metals – silver, platinum and palladium – have greater industrial use, and therefore, are more susceptible to fears of an economic slowdown. However, this safe-haven investment thesis, combined with global materials restocking, has pushed silver, platinum and palladium prices higher as well.
     While uncertainty is generally good for safe havens like gold and precious metals, it is generally bad for equity markets.
There are many factors currently influencing gold and precious metals equities that may have profound effects on the gold and precious metals industry, such as the prospects for a third round of quantitative easing, the ongoing debt crisis in Europe and the Japanese and Chinese governments’ decisions to undertake their own quantitative easing in an attempt to alleviate global economic pain. With Ireland, Greece, Italy, Portugal and Spain all facing sovereign debt and potential solvency crises, it’s easy to understand the recent run-up in gold and precious metals investments as individuals and sovereign nations seek to hedge against inflation, a devaluation of the world’s biggest reserve currency and general economic mayhem.
     As always, thank you for your continued investment in Invesco Gold & Precious Metals Fund.
1 Source: Bloomberg L.P.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Andrew Lees
Portfolio manager, is manager of Invesco Gold & Precious Metals Fund. He joined Invesco in 2005. Mr. Lees earned a B.A. in economics from the University of Western Ontario and an M.B.A. with concentrations in finance and accounting from McGill University.

5 Invesco Gold & Precious Metals Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es) without Sales Charges and Oldest Share Class(es) with Sales Charges
Fund and index data from 4/30/02*

*	During the reporting period, Invesco changed its policy regarding growth of $10,000 charts. For funds older than 10 years, we previously showed performance since inception. Going forward, we will show performance for the most recent 10 years, since this more accurately reflects the experience of the typical shareholder. As a result, charts now may include benchmarks that did not appear previously, because the funds’ inception predated the benchmarks’ inception. Also, all charts will now be presented using a linear format.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;
performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6 Invesco Gold & Precious Metals Fund

Average Annual Total Returns
As of 4/30/12, including maximum applicable
sales charges

Class A Shares

Inception (3/28/02)		14.54%

10	Years	13.94

5	Years	6.55

1	Year	-29.34

Class B Shares

Inception (3/28/02)		14.67%

10	Years	14.09

5	Years	6.61

1	Year	-29.26

Class C Shares

Inception (2/14/00)		15.01%

10	Years	13.82

5	Years	6.90

1	Year	-26.46

Class Y Shares

10	Years	14.77%

5	Years	7.94

1	Year	-25.14

Investor Class Shares

Inception (1/19/84)		2.32%

10	Years	14.68

5	Years	7.75

1	Year	-25.20
Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Investor Class shares and includes the 12b-1 fees applicable to Investor Class shares. Investor Class share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns
As of 3/31/12, the most recent calendar quarter-end,
including maximum applicable sales charges

Class A Shares

Inception (3/28/02)		15.29%

10	Years	15.31

5	Years	7.76

1	Year	-22.60

Class B Shares

Inception (3/28/02)		15.44%

10	Years	15.45

5	Years	7.92

1	Year	-22.44

Class C Shares

Inception (2/14/00)		15.66%

10	Years	15.20

5	Years	8.16

1	Year	-19.32

Class Y Shares

10	Years	16.15%

5	Years	9.18

1	Year	-17.88

Investor Class Shares

Inception (1/19/84)		2.53%

10	Years	16.05

5	Years	9.00

1	Year	-17.99
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Investor Class shares was 1.25%, 2.00%, 2.00%, 1.00% and 1.25%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares and Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7 Invesco Gold & Precious Metals Fund

Invesco Gold & Precious Metals Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of April 30, 2012, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased for new or additional investments. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other funds. Please see the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.
■	All Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes.

Principal risks of investing in the Fund
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Gold bullion risk. To the extent the Fund invests in gold bullion, it will earn no income. Appreciation in the market price of gold is the sole manner in which the Fund can realize gains on gold bullion, and such investments may incur higher storage and custody costs as compared to purchasing, holding and selling more traditional investments.
■	Gold and precious metals industry risk. Fluctuations in the price of gold and precious metals may affect the profit-ability of companies in the gold and precious metals sector. Changes in the political or economic conditions of countries where companies in the gold and precious metals sector are located may have a direct effect on the price of gold and precious metals.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.
■	Sector fund risk. The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile than non-concentrated funds.
■	Small- and mid-capitalization risks. Stocks of small and mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Philadelphia Gold & Silver Index (price-only) is a capitalization-weighted, price-only index on the Philadelphia Stock Exchange that includes the leading companies involved in the mining of gold and silver.
■	The Lipper Precious Metals Funds Index is an unmanaged index considered representative of precious metals funds tracked by Lipper.
■	The U.S. Dollar Index measures the performance of the US dollar against a basket of currencies: EUR, JPY, GBP, CAD, CHF and SEK.
■	The Chicago Board Options Exchange Volatility Index® (VIX®) is a measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.
■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	IGDAX
Class B Shares	IGDBX
Class C Shares	IGDCX
Class Y Shares	IGDYX
Investor Class Shares	FGLDX

8 Invesco Gold & Precious Metals Fund

Schedule of Investments

April 30, 2012

	Shares	Value

Common Stocks & Other Equity Interests–98.18%
Australia–4.88%
BHP Billiton Ltd.–ADR(a)	78,610	$5,840,723

Newcrest Mining Ltd.	660,924	18,114,096

		23,954,819

Canada–65.70%
Agnico-Eagle Mines Ltd.(b)	308,724	12,324,262

Alamos Gold Inc.	368,381	6,742,588

Aurizon Mines Ltd.(b)	3,168,143	17,139,654

Barrick Gold Corp.	746,894	30,196,924

Cameco Corp.(b)	431,845	9,543,775

Centerra Gold Inc.	537,248	6,956,268

Detour Gold Corp.(b)	420,100	10,368,534

Eldorado Gold Corp.	697,245	9,881,990

Extorre Gold Corp.(b)	893,479	3,798,959

Franco-Nevada Corp.	406,641	18,240,800

Goldcorp, Inc.(b)	771,269	29,508,752

Harry Winston Diamond Corp.(b)	397,524	5,674,315

IAMGOLD Corp.	1,572,010	19,494,961

International Tower Hill Mines Ltd.(a)(b)	810,890	3,113,818

Kinross Gold Corp.	1,217,710	10,909,833

Kirkland Lake Gold, Inc.(b)	338,461	4,420,072

New Gold Inc.(b)	1,676,461	15,274,498

Osisko Mining Corp.(b)	1,560,897	16,070,381

Pan American Silver Corp.(b)	591,065	11,531,678

Queenston Mining, Inc.(b)	840,270	3,283,501

Rubicon Minerals Corp.(b)	2,861,234	8,718,682

Silver Wheaton Corp.(b)	898,421	27,428,793

Tahoe Resources Inc.(b)	667,486	12,561,819

Torex Gold Resources Inc.(b)	2,856,479	4,973,825

Yamana Gold Inc.(b)	1,662,175	24,433,973

		322,592,655

Peru–0.70%
Cia de Minas Buenaventura S.A.–ADR	83,453	3,444,105

South Africa–8.93%
Gold Fields Ltd.–ADR	1,049,282	13,504,260

Harmony Gold Mining Co. Ltd.–ADR	418,196	4,056,501

Impala Platinum Holdings Ltd.	126,463	2,462,434

Randgold Resources Ltd.–ADR	266,933	23,797,077

		43,820,272

United States–17.97%
Coeur d’Alene Mines Corp.(b)	125,667	2,708,124

Freeport-McMoRan Copper & Gold Inc.	488,094	18,694,000

iShares Gold Trust–ETF	812,600	13,188,498

Newmont Mining Corp.	445,495	21,227,837

SPDR Gold Trust–ETF	119,000	19,263,720

Stillwater Mining Co.(b)	1,226,377	13,159,025

		88,241,204

Total Common Stocks & Other Equity Interests (Cost $443,038,775)		482,053,055

Money Market Funds–2.15%
Liquid Assets Portfolio–Institutional Class(c)	5,284,791	5,284,791

Premier Portfolio–Institutional Class(c)	5,284,790	5,284,790

Total Money Market Funds (Cost $10,569,581)		10,569,581

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.33% (Cost $453,608,356)		492,622,636

Investments Purchased with Cash Collateral from Securities on Loan–1.08%
Liquid Assets Portfolio–Institutional Class (Cost $5,306,560)(c)(d)	5,306,560	5,306,560

TOTAL INVESTMENTS–101.41% (Cost $458,914,916)		497,929,196

OTHER ASSETS LESS LIABILITIES–(1.41)%		(6,915,247)

NET ASSETS–100.00%		$491,013,949

Investment Abbreviations:

ADR	– American Depositary Receipt
ETF	– Exchange-Traded Fund
SPDR	– Standard & Poor’s Depositary Receipt

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at April 30, 2012.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Gold & Precious Metals Fund

Statement of Assets and Liabilities

April 30, 2012

Assets:
Investments, at value (Cost $443,038,775)*	$482,053,055

Investments in affiliated money market funds, at value and cost	15,876,141

Total investments, at value (Cost $458,914,916)	497,929,196

Cash	23,477

Foreign currencies, at value (Cost $13,955)	13,902

Receivable for:
Fund shares sold	1,154,025

Dividends	186,056

Investment for trustee deferred compensation and retirement plans	25,636

Other assets	36,719

Total assets	499,369,011

Liabilities:
Payable for:
Investments purchased	857,768

Fund shares reacquired	1,671,834

Collateral upon return of securities loaned	5,306,560

Accrued fees to affiliates	374,801

Accrued other operating expenses	71,896

Trustee deferred compensation and retirement plans	72,203

Total liabilities	8,355,062

Net assets applicable to shares outstanding	$491,013,949

Net assets consist of:
Shares of beneficial interest	$479,730,464

Undistributed net investment income (loss)	(32,726,716)

Undistributed net realized gain	4,995,973

Unrealized appreciation	39,014,228

$491,013,949

Net Assets:
Class A	$198,717,135

Class B	$32,216,636

Class C	$51,016,703

Class Y	$20,130,936

Investor Class	$188,932,539

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	25,558,431

Class B	4,273,377

Class C	6,340,656

Class Y	2,560,360

Investor Class	24,142,247

Class A:
Net asset value per share	$7.78

Maximum offering price per share (Net asset value of $7.78 divided by 94.50%)	$8.23

Class B:
Net asset value and offering price per share	$7.54

Class C:
Net asset value and offering price per share	$8.05

Class Y:
Net asset value and offering price per share	$7.86

Investor Class:
Net asset value and offering price per share	$7.83

*	At April 30, 2012, securities with an aggregate value of $5,192,270 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Gold & Precious Metals Fund

Statement of Operations

For the year ended April 30, 2012

Investment income:
Dividends (net of foreign withholding taxes of $436,485)	$5,207,401

Dividends from affiliated money market funds (includes securities lending income of $69,637)	86,176

Total investment income	5,293,577

Expenses:
Advisory fees	4,244,320

Administrative services fees	177,799

Custodian fees	65,451

Distribution fees:

Class A	600,456

Class B	431,111

Class C	666,089

Investor Class	582,999

Transfer agent fees	1,338,627

Trustees’ and officers’ fees and benefits	47,006

Other	259,752

Total expenses	8,413,610

Less: Fees waived and expense offset arrangement(s)	(25,599)

Net expenses	8,388,011

Net investment income (loss)	(3,094,434)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	18,533,918

Foreign currencies	(16,649)

18,517,269

Change in net unrealized appreciation (depreciation) of:
Investment securities	(192,488,223)

Foreign currencies	1,604

(192,486,619)

Net realized and unrealized gain (loss)	(173,969,350)

Net increase (decrease) in net assets resulting from operations	$(177,063,784)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Gold & Precious Metals Fund

Statement of Changes in Net Assets

For the years ended April 30, 2012 and 2011

	2012	2011

Operations:
Net investment income (loss)	$(3,094,434)	$(4,651,998)

Net realized gain	18,517,269	27,833,505

Change in net unrealized appreciation (depreciation)	(192,486,619)	146,389,957

Net increase (decrease) in net assets resulting from operations	(177,063,784)	169,571,464

Distributions to shareholders from net investment income:
Class A	(5,825,221)	(7,600,971)

Class B	(913,904)	(1,455,384)

Class C	(1,320,193)	(1,769,557)

Class Y	(360,851)	(395,074)

Investor Class	(5,386,967)	(7,803,639)

Total distributions from net investment income	(13,807,136)	(19,024,625)

Distributions to shareholders from net realized gains:
Class A	(11,917,726)	—

Class B	(2,110,472)	—

Class C	(3,048,685)	—

Class Y	(713,773)	—

Investor Class	(11,021,107)	—

Total distributions from net realized gains	(28,811,763)	—

Share transactions–net:
Class A	13,026,620	38,182,849

Class B	(7,358,957)	(2,853,703)

Class C	(4,625,749)	9,804,269

Class Y	10,925,562	7,334,472

Investor Class	(6,784,691)	13,802,167

Net increase in net assets resulting from share transactions	5,182,785	66,270,054

Net increase (decrease) in net assets	(214,499,898)	216,816,893

Net assets:
Beginning of year	705,513,847	488,696,954

End of year (includes undistributed net investment income (loss) of $(32,726,716) and $(31,451,772), respectively)	$491,013,949	$705,513,847

Notes to Financial Statements

April 30, 2012

NOTE 1—Significant Accounting Policies

Invesco Gold & Precious Metals Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Investor Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Investor Class

12        Invesco Gold & Precious Metals Fund

shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

13        Invesco Gold & Precious Metals Fund

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class. Effective January 1, 2012, the Fund eliminated the 2% redemption fee assessed on shares of the Fund redeemed or exchanged within 31 days of purchase.
J.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

14        Invesco Gold & Precious Metals Fund

L.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
M.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile.
The Fund may invest a large percentage of its assets in a limited number of securities or other instruments, which could negatively affect the value of the Fund.
Fluctuations in the price of gold and precious metals may affect the profitability of companies in the gold and precious metals sector. Changes in the political or economic conditions of countries where companies in the gold and precious metals sector are located may have a direct effect on the price of gold and precious metals.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $350 million	0.75%

Next $350 million	0.65%

Next $1.3 billion	0.55%

Next $2 billion	0.45%

Next $2 billion	0.40%

Next $2 billion	0.375%

Over $8 billion	0.35%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least August 31, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Investor Class shares to 2.00%, 2.75%, 2.75%, 1.75% and 2.00%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on August 31, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation. Effective July 1, 2012, the Adviser has contractually agreed to extend the fee waiver agreement through at least June 30, 2013.
  The Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended April 30, 2012, the Adviser waived advisory fees of $23,291.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A,

15        Invesco Gold & Precious Metals Fund

Class B, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended April 30, 2012, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended April 30, 2012, IDI advised the Fund that IDI retained $102,411 in front-end sales commissions from the sale of Class A shares and $538, $74,187 and $14,323 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of April 30, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended April 30, 2012, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Australia	$23,954,819	$—	$—	$23,954,819

Canada	322,592,655	—	—	322,592,655

Peru	3,444,105	—	—	3,444,105

South Africa	43,820,272	—	—	43,820,272

United States	104,117,345	—	—	104,117,345

Total Investments	$497,929,196	$—	$—	$497,929,196

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended April 30, 2012, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,308.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended April 30, 2012, the Fund paid legal fees of $1,141 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

16        Invesco Gold & Precious Metals Fund

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended April 30, 2012 and 2011:

	2012	2011

Ordinary income	$36,442,778	$19,024,625

Long-term capital gain	6,176,121	—

Total distributions	$42,618,899	$19,024,625

Tax Components of Net Assets at Period-End:

2012

Undistributed long-term gain	$9,579,554

Net unrealized appreciation — investments	2,466,402

Net unrealized appreciation (depreciation) — other investments	(52)

Temporary book/tax differences	(70,903)

Post-October deferrals	(691,516)

Shares of beneficial interest	479,730,464

Total net assets	$491,013,949

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to treatment of passive foreign investment companies, wash sales and treatment of partnerships.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund does not have a capital loss carryforward at period-end.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2012 was $83,495,302 and $117,006,863, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$64,442,237

Aggregate unrealized (depreciation) of investment securities	(61,975,835)

Net unrealized appreciation of investment securities	$2,466,402

Cost of investments for tax purposes is $495,462,794.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies and net operating losses, on April 30, 2012, undistributed net investment income (loss) was increased by $15,626,626, undistributed net realized gain was decreased by $5,002,673 and shares of beneficial interest was decreased by $10,623,953. This reclassification had no effect on the net assets of the Fund.

17        Invesco Gold & Precious Metals Fund

NOTE 10—Share Information

	Summary of Share Activity

	Year ended		Year ended
	April 30, 2012(a)		April 30, 2011
	Shares	Amount	Shares	Amount

Sold:
Class A	9,546,933	$92,252,175	11,095,239	$108,380,511

Class B	453,870	4,359,950	1,561,316	14,624,389

Class C	1,936,727	19,496,451	2,477,856	25,406,411

Class Y	2,110,953	19,772,806	1,069,261	10,933,622

Investor Class	4,728,938	45,765,064	7,716,325	77,081,447

Issued as reinvestment of dividends:
Class A	1,832,528	16,657,676	641,013	6,813,971

Class B	307,401	2,717,425	124,681	1,297,921

Class C	435,672	4,112,743	148,191	1,637,512

Class Y	108,603	998,065	33,115	354,665

Investor Class	1,739,843	15,919,565	707,607	7,564,320

Automatic conversion of Class B shares to Class A shares:
Class A	402,943	3,756,197	727,621	7,188,451

Class B	(414,486)	(3,756,197)	(745,192)	(7,188,451)

Reacquired:(b)
Class A	(10,704,485)	(99,639,428)	(8,715,244)	(84,200,084)

Class B	(1,141,870)	(10,680,135)	(1,221,628)	(11,587,562)

Class C	(2,933,478)	(28,234,943)	(1,697,765)	(17,239,654)

Class Y	(1,028,265)	(9,845,309)	(386,385)	(3,953,815)

Investor Class	(7,115,143)	(68,469,320)	(7,220,488)	(70,843,600)

Net increase in share activity	266,684	$5,182,785	6,315,523	$66,270,054

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 26% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Net of redemption fees of $109,111 and $74,350 allocated among the classes based on relative net assets of each class for the years ended April 30, 2012 and 2011, respectively.

18        Invesco Gold & Precious Metals Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
				Net gains								expenses		expenses		Ratio of net
				(losses)								to average		to average net		investment
	Net asset	Net		on securities		Dividends	Distributions					net assets		assets without		income
	value,	investment		(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		(loss)
	beginning	income		realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)		unrealized)	operations	income	gains	distributions	of period(a)	return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 04/30/12	$11.22	$(0.04	)(d)	$(2.69)	$(2.73)	$(0.23)	$(0.48)	$(0.71)	$7.78	(25.24)%	$198,717	1.27	%(e)	1.27	%(e)	(0.39	)%(e)	14%
Year ended 04/30/11	8.64	(0.06	)(d)	2.97	2.91	(0.33)	—	(0.33)	11.22	33.86	274,558	1.23		1.23		(0.65)		30
One month ended 04/30/10	7.84	(0.01	)(d)	0.81	0.80	—	—	—	8.64	10.20	179,158	1.29	(f)	1.30	(f)	(0.77	)(f)	2
Year ended 03/31/10	5.91	(0.06	)(d)	2.13	2.07	(0.14)	—	(0.14)	7.84	34.88	157,681	1.31		1.32		(0.79)		3
Year ended 03/31/09	7.77	(0.01	)(d)	(1.82)	(1.83)	(0.03)	—	(0.03)	5.91	(23.51)	97,402	1.46		1.47		(0.18)		39
Year ended 03/31/08	6.11	(0.02)		1.73	1.71	(0.05)	—	(0.05)	7.77	28.00	122,756	1.35		1.36		(0.48)		43

Class B
Year ended 04/30/12	10.95	(0.11	)(d)	(2.61)	(2.72)	(0.21)	(0.48)	(0.69)	7.54	(25.82)	32,217	2.02	(e)	2.02	(e)	(1.14	)(e)	14
Year ended 04/30/11	8.46	(0.13	)(d)	2.89	2.76	(0.27)	—	(0.27)	10.95	32.73	55,497	1.98		1.98		(1.40)		30
One month ended 04/30/10	7.68	(0.01	)(d)	0.79	0.78	—	—	—	8.46	10.16	45,239	2.04	(f)	2.05	(f)	(1.52	)(f)	2
Year ended 03/31/10	5.77	(0.11	)(d)	2.08	1.97	(0.06)	—	(0.06)	7.68	34.07	41,467	2.06		2.07		(1.54)		3
Year ended 03/31/09	7.64	(0.06	)(d)	(1.80)	(1.86)	(0.01)	—	(0.01)	5.77	(24.22)	31,584	2.21		2.22		(0.93)		39
Year ended 03/31/08	6.01	(0.07)		1.71	1.64	(0.01)	—	(0.01)	7.64	27.23	43,462	2.10		2.11		(1.23)		43

Class C
Year ended 04/30/12	11.63	(0.11	)(d)	(2.78)	(2.89)	(0.21)	(0.48)	(0.69)	8.05	(25.77)	51,017	2.02	(e)	2.02	(e)	(1.14	)(e)	14
Year ended 04/30/11	8.97	(0.14	)(d)	3.07	2.93	(0.27)	—	(0.27)	11.63	32.77	80,280	1.98		1.98		(1.40)		30
One month ended 04/30/10	8.15	(0.01	)(d)	0.83	0.82	—	—	—	8.97	10.06	53,588	2.04	(f)	2.05	(f)	(1.52	)(f)	2
Year ended 03/31/10	6.12	(0.12	)(d)	2.21	2.09	(0.06)	—	(0.06)	8.15	34.08	51,104	2.06		2.07		(1.54)		3
Year ended 03/31/09	8.11	(0.06	)(d)	(1.92)	(1.98)	(0.01)	—	(0.01)	6.12	(24.30)	35,563	2.21		2.22		(0.93)		39
Year ended 03/31/08	6.39	(0.07)		1.80	1.73	(0.01)	—	(0.01)	8.11	27.02	40,939	2.10		2.11		(1.23)		43

Class Y
Year ended 04/30/12	11.32	(0.01	)(d)	(2.73)	(2.74)	(0.24)	(0.48)	(0.72)	7.86	(25.14)	20,131	1.02	(e)	1.02	(e)	(0.14	)(e)	14
Year ended 04/30/11	8.71	(0.04	)(d)	3.00	2.96	(0.35)	—	(0.35)	11.32	34.19	15,493	0.98		0.98		(0.40)		30
One month ended 04/30/10	7.91	(0.00	)(d)	0.80	0.80	—	—	—	8.71	10.11	5,690	1.04	(f)	1.05	(f)	(0.52	)(f)	2
Year ended 03/31/10	5.95	(0.04	)(d)	2.15	2.11	(0.15)	—	(0.15)	7.91	35.46	4,973	1.06		1.07		(0.54)		3
Year ended 03/31/09(g)	5.09	(0.00	)(d)	0.89	0.89	(0.03)	—	(0.03)	5.95	17.56	1,365	1.44	(f)	1.45	(f)	(0.16	)(f)	39

Investor Class
Year ended 04/30/12	11.28	(0.04	)(d)	(2.70)	(2.74)	(0.23)	(0.48)	(0.71)	7.83	(25.20)	188,933	1.27	(e)	1.27	(e)	(0.39	)(e)	14
Year ended 04/30/11	8.69	(0.06	)(d)	2.98	2.92	(0.33)	—	(0.33)	11.28	33.78	279,686	1.23		1.23		(0.65)		30
One month ended 04/30/10	7.89	(0.01	)(d)	0.81	0.80	—	—	—	8.69	10.14	205,022	1.29	(f)	1.30	(f)	(0.77	)(f)	2
Year ended 03/31/10	5.94	(0.06	)(d)	2.15	2.09	(0.14)	—	(0.14)	7.89	35.04	187,995	1.31		1.32		(0.79)		3
Year ended 03/31/09	7.82	(0.01	)(d)	(1.84)	(1.85)	(0.03)	—	(0.03)	5.94	(23.61)	136,151	1.46		1.47		(0.18)		39
Year ended 03/31/08	6.15	(0.03)		1.75	1.72	(0.05)	—	(0.05)	7.82	27.98	181,711	1.35		1.36		(0.48)		43

(a)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Calculated using average shares outstanding.
(e)	Ratios are based on average daily net assets (000’s) of $240,182, $43,111, $66,609, $16,024 and $233,200 for Class A, Class B, Class C, Class Y and Investor Class shares, respectively.
(f)	Annualized.
(g)	Commencement date of October 3, 2008.

19        Invesco Gold & Precious Metals Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)
and Shareholders of Invesco Gold & Precious Metals Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Gold & Precious Metals Fund (one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at April 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

June 21, 2012
Houston, TX

20        Invesco Gold & Precious Metals Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2011 through April 30, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(11/01/11)	(04/30/12)[1]	Period[2]	(04/30/12)	Period[2]	Ratio
A	$1,000.00	$825.60	$5.83	$1,018.48	$6.44	1.28%

B	1,000.00	822.20	9.22	1,014.75	10.19	2.03

C	1,000.00	822.20	9.22	1,014.75	10.19	2.03

Y	1,000.00	825.20	4.69	1,019.72	5.19	1.03

Investor	1,000.00	825.60	5.83	1,018.48	6.44	1.28

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2011 through April 30, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

21        Invesco Gold & Precious Metals Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2012:

Federal and State Income Tax

Long-Term Capital Gain Dividends	$6,176,121
Qualified Dividend Income*	5.90%
Corporate Dividends Received Deduction*	1.53%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

22        Invesco Gold & Precious Metals Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in	Other
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	133	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	133	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	151	Director of the Abraham Lincoln Presidential Library Foundation.

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	133	ACE Limited (insurance company); and Investment Company Institute

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1        Invesco Gold & Precious Metals Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in	Other
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	151	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	133	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	133	Chairman, Board of Governors, Western Golf Association, Chairman-elect, Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	151	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	133	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	133	Insperity (formerly known as Administaff)

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	133	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	133	None

T-2        Invesco Gold & Precious Metals Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in	Other
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees

Larry Soll — 1942 Trustee	1997	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	133	None

Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	151	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	133	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Assurance Officer, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

T-3        Invesco Gold & Precious Metals Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in	Other
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust).	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).	N/A	N/A

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4        Invesco Gold & Precious Metals Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-03826 and 002-85905.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

I-GPM-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	April 30, 2012

Invesco Leisure Fund
Nasdaq:
A: ILSAX ▪ B: ILSBX ▪ C: IVLCX ▪ R: ILSRX ▪ Y: ILSYX ▪ Investor: FLISX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
20	Financial Highlights
21	Auditor’s Report
22	Fund Expenses
23	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
This annual report provides important information about your Fund, including its long-term performance. I encourage you to read this report to learn more about how your Fund is managed, what it invests in and why it performed as it did. Also, this report includes information about your Fund’s management team and a listing of investments held by your Fund at the close of the reporting period.
     As we’ve seen often in recent years, market sentiment can change suddenly and dramatically – and certainly without advance notice – depending on economic developments and world events. Similarly, your own situation, needs and goals can change, requiring adjustments in your financial strategy.
     That’s why you may find it helpful to stay in touch with your financial adviser on a regular basis. He or she can explain how your investments performed in the last year and over the longer term – keeping in mind that past performance cannot guarantee comparable future results. It’s important to remember that an investment’s long-term performance is more important than its short-term performance. In evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our portfolio managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
Financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our portfolio managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be – according to your Fund’s objective and strategies.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser should be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Leisure Fund

Bruce Crockett
Dear Fellow Shareholders:
As always, the Invesco Funds Board of Trustees remains committed to putting your interests first. We’ve continued to work to ensure that the depth and breadth of our fund offerings and their cost to shareholders remain highly competitive. We’ve also worked to manage costs, and this remains a continuing focus of your Board. We continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Across the globe, demographic and economic trends are profoundly reshaping the world’s wealth. Emerging markets such as China, India, Brazil and Russia are experiencing tremendous growth. China is now the world’s second-largest economy. Meanwhile, established markets such as the US and Europe are struggling with debt issues and experiencing much lower rates of growth. We all know the US is a consumer-driven market and that consumers face numerous headwinds, including elevated energy prices, a dismal housing market and high unemployment.
     This dynamic, challenging market and economic environment underscores once again the value of maintaining a well-diversified investment portfolio. Obviously, none of us can control the markets or global economic trends. However, working with an adviser, we can create a portfolio of funds that may help us meet our financial objectives while taking into account our individual tolerance for risk. Adopting a disciplined approach to saving and investing may help provide the funds needed to buy a house, pay for our children’s education and provide for a comfortable retirement.
     Now is a perfect time to sit down with your financial adviser and review your situation to make sure your portfolio is aligned with your investment objectives. He or she can provide insights into the performance of your existing investments and make suggestions for repositioning your portfolio for the years ahead. You’ll want to stay informed regarding the markets and keep up to date with news that affects your investment portfolio. Invesco’s website, invesco.com/us, provides a wealth of information about your investments and news regarding global markets.
     I would like to close by thanking Bob Baker for his distinguished 30-year service with the Invesco Funds Board and his unflagging commitment to our funds’ shareholders. As always, I encourage you to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We appreciate the opportunity to represent and serve you.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3 Invesco Leisure Fund

Management’s Discussion of Fund Performance

Performance summary
On May 2, 2011, Ido Cohen became the lead portfolio manager of Invesco Leisure Fund. Mr. Cohen is a portfolio manager for Invesco large-cap growth equity strategies and has 15 years of experience in the investment industry. Juan Hartsfield was named portfolio manager.
     Despite a significant spike in volatility, equity markets experienced gains for the fiscal year ended April 30, 2012. Invesco Leisure Fund, at net asset value, outperformed the S&P 500 Index, its broad market index, but underperformed the S&P 500 Consumer Discretionary Index, its style-specific index, during the reporting period. Relative to the S&P 500 Consumer Discretionary Index, the Fund’s performance was most affected by an overweight position in the software industry; security selection and an underweight position in the specialty retail industry; and security selection in the hotels, restaurants and leisure industry.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 4/30/11 to 4/30/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	10.32%

Class B Shares	9.52

Class C Shares	9.50

Class R Shares	10.04

Class Y Shares	10.64

Investor Class Shares	10.32

S&P 500 Index▼ (Broad Market Index)	4.73

S&P 500 Consumer Discretionary Index▼ (Style-Specific Index)	14.55

Lipper Consumer Services Funds Category Average▼ (Peer Group)	10.49

Source(s): ▼Lipper Inc.

How we invest
We focus on companies that profit from consumer spending on leisure activities – products or services purchased with consumers’ discretionary dollars. The Fund emphasizes stocks of cable television, publishing, cruise line, advertising, hotel, casino, electronic game and toy manufacturing, restaurant, retailing and entertainment companies.
     Stock selection is based on a research-driven, bottom-up investment approach focusing on company fundamentals and growth prospects. Quantitative screens are used to help identify attractive stock candidates within the universe of leisure-related companies. Portfolio candidates are further refined by fundamental analysis performed at the company level, which includes an evaluation of industry dynamics, competitive intensity and drivers of growth.
     The investment process seeks to identify attractively valued, leisure-related companies exhibiting the following characteristics:
■	Attractive revenue growth profile.

■	Strong free cash flow generation.

■	Returns on invested capital in excess of weighted-average cost of capital.

■	Operating in low capital intensity businesses.

■	Management teams that are good stewards of capital.
     We construct the portfolio with the goal of holding approximately 40 to 75 individual stocks with an average investment horizon of 18 to 24 months. Portfolio weightings are adjusted based on current economic and industry conditions.
     We may reduce or eliminate exposure to a stock when:
■	A company reaches its price target.

■	A more compelling opportunity is identified.

■	A change in fundamentals occurs – either company specific or industry wide.

■	A stock’s technical profile indicates negative underlying information, which is further determined to have violated a fundamental investment thesis.

Market conditions and your Fund
Equity markets were highly volatile during the fiscal year as investors weighed the competing issues of improved corporate profits, soft macroeconomic data and European sovereign debt issues. In the US, corporate earnings increased, but they often were overshadowed by concerns about high unemployment and weak consumer confidence. After generally rising through July, major equity indexes sold off precipitously in August as the US received the first-ever downgrade to its credit rating from Standard & Poor’s. At the same time, the sovereign debt crisis unfolded in the eurozone, prompting fears of a “double-dip” recession. Equity markets rebounded in the fourth quarter of 2011 and continued rising during the first four months of 2012, following improved economic data.
     Major domestic equity indexes produced positive returns for the fiscal year, and six of 10 sectors in the S&P 500 Index posted gains. Information technology, consumer discretionary, utilities and consumer staples had the highest returns; energy, materials, financials and industrials were the market laggards and produced losses.

Portfolio Composition
By sector

Consumer Discretionary	85.3%

Information Technology	9.6

Consumer Staples	2.7

Industrials	1.2

Money Market Funds
Plus Other Assets Less Liabilities	1.2

Top 10 Equity Holdings

1.	Comcast Corp. -Class A	4.4%

2.	DIRECTV-Class A	3.9

3.	Home Depot Inc. (The)	3.8

4.	NIKE, Inc.-Class B	3.8

5.	Apple Inc.	3.5

6.	Walt Disney Co. (The)	3.5

7.	Interpublic Group of Cos., Inc. (The)	3.3

8.	Penn National Gaming, Inc.	3.2

9.	Macy’s, Inc.	3.1

10.	Starbucks Corp.	2.8

Total Net Assets	$399.8 million

Total Number of Holdings*	65
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4 Invesco Leisure Fund

     On an absolute basis, the specialty retail industry; the hotels, restaurants and leisure industry; and the textile, apparel and luxury goods industry were the greatest contributors to Fund performance. The software, auto components and automobile industries, however, detracted from absolute Fund performance during the fiscal year.
     Relative to the S&P 500 Consumer Discretionary Index, an overweight position in the software industry; security selection and an underweight position in the specialty retail industry; and security selection in the hotels, restaurants and leisure industry were detractors from Fund performance. Security selection in computers and peripherals, multiline retail, and beverages, however, were relative contributors during the fiscal year.
     Top individual detractors from Fund performance included Rovi and Ford. Rovi is a global leader in digital entertainment products and services, while Ford manufactures automobiles and provides financial services. When Rovi announced that earnings for the third quarter and for fiscal year 2011 would fall short of analysts’ expectations, investors reacted negatively. Ford, despite beating consensus earnings estimates, suffered alongside other automakers given lower growth prospects for markets outside of North America. We continued to hold both stocks at the close of the reporting period.
     Top contributors to the Fund’s absolute performance during the fiscal year included Apple and Macy’s. Following four years of exclusivity with AT&T (not a Fund holding), Apple expanded its distribution of the iPhone to Verizon and Sprint (not Fund holdings) during 2011. Apple also unveiled the iPhone 4 and the iPhone 4S, as well as the new speech-recognition feature called Siri. While Apple lost its visionary founder Steve Jobs during the reporting period, we believed the company’s unique competitive advantage was sustainable, and we added a stake in the company during the fiscal year. Macy’s, the online and department store retailer, benefited from a major restructuring effort in 2009, which lowered operating expenses and centralized back-office functions, creating economies of scale. We increased our exposure to Macy’s during the fiscal year.
     As we headed into 2012, we adopted a more optimistic view of US housing and housing-related stocks. As a result, we increased our exposure to household durables stocks with the purchase of Pulte Group, D.R. Horton, Jarden and La-Z-Boy. Other significant additions included Michael Kors, Mattress Firm and Prada. Conversely, we sold our positions in Mohawk Industries, CarMax, Autoliv and Weight Watchers during the fiscal year.
     We believed the growth rate for global discretionary spending may lag prior recoveries because US consumer leverage remains above its long-term average. In addition, personal savings as a percentage of disposable income may remain above recent levels as consumers continue to reduce their leverage.
     At the close of the reporting period, the Fund was positioned with exposure to trends we believe will continue for the foreseeable future. First, we believe income growth in emerging markets is likely to continue to outpace US income growth, and companies with exposure to both high- and low-end discretionary spending in emerging markets may experience more rapid growth than US- and European-focused peers. Second, we expect the shift toward increased online retail consumption to continue. As a result, we believe that online retailers may continue to take market share from traditional retailers and thus see more rapid growth. And third, we expect the shift toward online media consumption will continue and will take market share from more traditional formats.
     As always, we thank you for your continued investment in Invesco Leisure Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Ido Cohen
Portfolio manager, is lead manager of Invesco Leisure Fund. Mr. Cohen joined Invesco in 2010. He earned a B.S. in economics from the Wharton School of the University of Pennsylvania.

Juan Hartsfield
Chartered Financial Analyst, portfolio manager, is manager of Invesco Leisure Fund. Mr. Hartsfield joined Invesco in 2004. He earned a B.S. in petroleum engineering from The University of Texas at Austin and an M.B.A. from the University of Michigan.

5 Invesco Leisure Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es) without Sales Charges and Oldest Share Class(es) with Sales Charges
Fund and index data from 4/30/02*

*	During the reporting period, Invesco changed its policy regarding growth of $10,000 charts. For funds older than 10 years, we previously showed performance since inception. Going forward, we will show performance for the most recent 10 years, since this more accurately reflects the experience of the typical shareholder. As a result, charts now may include benchmarks that did not appear previously, because the funds’ inception predated the benchmarks’ inception. Also, all charts will now be presented using a linear format.
Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6 Invesco Leisure Fund

Average Annual Total Returns
As of 4/30/12, including maximum applicable sales charges

Class A Shares

Inception (3/28/02)		3.99%

10	Years	4.20

5	Years	-0.97

1	Year	4.25

Class B Shares

Inception (3/28/02)		3.97%

10	Years	4.18

5	Years	-0.91

1	Year	4.52

Class C Shares

Inception (2/14/00)		3.26%

10	Years	3.96

5	Years	-0.60

1	Year	8.50

Class R Shares

Inception (10/25/05)		4.85%

5	Years	-0.10

1	Year	10.04

Class Y Shares

10	Years	4.88%

5	Years	0.34

1	Year	10.64

Investor Class Shares

Inception (1/19/84)		13.37%

10	Years	4.79

5	Years	0.16

1	Year	10.32
Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Investor Class shares and includes the 12b-1 fees applicable to Investor Class shares. Investor Class share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns
As of 3/31/12, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (3/28/02)		3.94%

10	Years	3.95

5	Years	-0.77

1	Year	5.96

Class B Shares

Inception (3/28/02)		3.93%

10	Years	3.93

5	Years	-0.72

1	Year	6.29

Class C Shares

Inception (2/14/00)		3.22%

10	Years	3.71

5	Years	-0.39

1	Year	10.29

Class R Shares

Inception (10/25/05)		4.79%

5	Years	0.10

1	Year	11.85

Class Y Shares

10	Years	4.62%

5	Years	0.53

1	Year	12.40

Investor Class Shares

Inception (1/19/84)		13.38%

10	Years	4.53

5	Years	0.35

1	Year	12.10
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Investor Class shares was 1.33%, 2.08%, 2.08%, 1.58%, 1.08% and 1.33%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The
CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7 Invesco Leisure Fund

Invesco Leisure Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of April 30, 2012, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased for new or additional investments. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other funds. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	All Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes.

Principal risks of investing in the Fund
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	IPO risk factor. The prices of initial public offering (IPO) securities may fluctuate more than prices of equity securities of companies with longer trading histories. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories. There can be no assurance that the Fund will have favorable IPO investment opportunities.
■	Leisure industry risk. The leisure sector depends on consumer discretionary spending, which generally falls during economic downturns. Securities of gambling casinos are often subject to high price volatility and are considered speculative. Securities of companies that make video and electronic games may be affected by the games’ risk of rapid obsolescence.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

■	Sector fund risk. The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile than non-concentrated funds.

■	Small- and mid-capitalization risks. Stocks of small and mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
■	The S&P Consumer Discretionary Index is an unmanaged index considered representative of the consumer discretionary market.

■	The Lipper Consumer Services Funds Category Average represents an average of all of the funds in the Lipper Consumer Services Funds category.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for share holder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	ILSAX
Class B Shares	ILSBX
Class C Shares	IVLCX
Class R Shares	ILSRX
Class Y Shares	ILSYX
Investor Class Shares	FLISX

8 Invesco Leisure Fund

Schedule of Investments(a)

April 30, 2012

	Shares	Value

Common Stocks & Other Equity Interests–98.79%
Advertising–3.93%
Interpublic Group of Cos., Inc. (The)	1,099,829	$12,988,981

National CineMedia, Inc.	190,294	2,719,301

		15,708,282

Apparel Retail–4.92%
bebe stores, inc.	634,328	5,201,489

Express, Inc.(b)	236,008	5,574,509

Foot Locker, Inc.	87,346	2,671,914

Gap, Inc. (The)	145,484	4,146,294

TJX Cos., Inc. (The)	50,208	2,094,176

		19,688,382

Apparel, Accessories & Luxury Goods–4.91%
Michael Kors Holdings Ltd.(b)	200,304	9,147,884

Prada S.p.A. (Italy)(c)	621,700	4,201,549

Prada S.p.A. (Italy)	271,935	1,837,780

Under Armour, Inc.–Class A(b)	45,493	4,455,129

		19,642,342

Auto Parts & Equipment–1.56%
Johnson Controls, Inc.	195,365	6,245,819

Automobile Manufacturers–2.95%
Ford Motor Co.	421,388	4,753,257

Honda Motor Co., Ltd. (Japan)	99,775	3,592,617

Tesla Motors, Inc.(b)(d)	104,407	3,459,004

		11,804,878

Automotive Retail–1.99%
AutoZone, Inc.(b)	9,845	3,900,195

Group 1 Automotive, Inc.(d)	70,129	4,059,067

		7,959,262

Broadcasting–4.31%
CBS Corp.–Class B	334,513	11,156,008

Scripps Networks Interactive–Class A	120,544	6,053,720

		17,209,728

Building Products–1.17%
Trex Co., Inc.(b)(d)	145,814	4,666,048

Cable & Satellite–9.71%
Comcast Corp.–Class A	582,992	17,682,147

DIRECTV–Class A(b)	312,096	15,376,970

DISH Network Corp.–Class A	88,896	2,842,005

Sirius XM Radio Inc.(b)(d)	1,294,257	2,925,021

		38,826,143

Casinos & Gaming–5.01%
Las Vegas Sands Corp.	127,572	7,078,970

Penn National Gaming, Inc.(b)	287,585	12,935,574

		20,014,544

Computer Hardware–3.49%
Apple Inc.	23,893	13,959,246

Department Stores–4.41%
Macy’s, Inc.	297,364	12,197,871

Nordstrom, Inc.	97,188	5,428,922

		17,626,793

Distributors–1.41%
Pool Corp.	152,737	5,637,523

Footwear–3.76%
NIKE, Inc.–Class B	134,493	15,045,732

General Merchandise Stores–0.52%
Dollar Tree, Inc.(b)	20,488	2,082,810

Home Entertainment Software–0.92%
Electronic Arts Inc.(b)	239,442	3,682,618

Home Furnishings–0.32%
La-Z-Boy Inc.(b)	84,769	1,277,469

Home Improvement Retail–5.33%
Home Depot, Inc. (The)	296,781	15,370,288

Lowe’s Cos., Inc.	188,552	5,933,731

		21,304,019

Homebuilding–2.92%
D.R. Horton, Inc.	265,954	4,348,348

PulteGroup Inc.(b)	743,195	7,313,039

		11,661,387

Homefurnishing Retail–3.31%
Bed Bath & Beyond Inc.(b)	82,409	5,800,769

Mattress Firm Holding Corp.(b)(d)	185,889	7,442,996

		13,243,765

Hotels, Resorts & Cruise Lines–2.96%
Hyatt Hotels Corp.–Class A(b)	110,536	4,756,364

Marriott International Inc.–Class A	84,543	3,304,786

Starwood Hotels & Resorts Worldwide, Inc.	63,869	3,781,045

		11,842,195

Housewares & Specialties–0.86%
Jarden Corp.	81,906	3,434,319

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Leisure Fund

	Shares	Value

Hypermarkets & Super Centers–0.70%
Costco Wholesale Corp.	31,836	$2,806,980

Internet Retail–3.25%
Amazon.com, Inc.(b)	47,310	10,971,189

Priceline.com Inc.(b)	2,655	2,019,977

		12,991,166

Internet Software & Services–3.94%
Baidu, Inc.–ADR (China)(b)	26,972	3,579,184

eBay Inc.(b)	50,079	2,055,743

Facebook Inc.–Class B (Acquired 04/04/2012-04/05/2012; Cost $2,737,697)(b)(c)	82,318	2,716,494

Google Inc.–Class A(b)	7,921	4,794,027

Millennial Media Inc.(b)	80,241	1,522,172

Yandex NV–Class A (Netherlands)(b)	46,103	1,093,563

		15,761,183

Motorcycle Manufacturers–1.68%
Harley-Davidson, Inc.	128,578	6,728,487

Movies & Entertainment–8.96%
News Corp.–Class A	241,949	4,742,200

Time Warner Inc.	194,316	7,279,077

Viacom Inc.–Class A	121,958	6,177,173

Viacom Inc.–Class B	80,410	3,730,220

Walt Disney Co. (The)	321,806	13,873,057

		35,801,727

Packaged Foods & Meats–1.08%
Annie’s, Inc.(b)	23,789	946,564

Diamond Foods, Inc.(d)	160,642	3,357,418

		4,303,982

Restaurants–6.30%
Chipotle Mexican Grill, Inc.(b)	23,959	9,922,620

Domino’s Pizza, Inc.	106,852	4,040,074

Starbucks Corp.	195,512	11,218,478

		25,181,172

Soft Drinks–0.91%
Monster Beverage Corp.(b)	55,741	3,620,935

Systems Software–1.30%
Rovi Corp.(b)	182,216	5,211,378

Total Common Stocks & Other Equity Interests (Cost $290,685,409)		394,970,314

Money Market Funds–1.47%
Liquid Assets Portfolio–Institutional Class(e)	2,934,259	2,934,259

Premier Portfolio–Institutional Class(e)	2,934,259	2,934,259

Total Money Market Funds (Cost $5,868,518)		5,868,518

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.26% (Cost $296,553,927)		400,838,832

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–4.69%
Liquid Assets Portfolio–Institutional Class (Cost $18,734,200)(e)(f)	18,734,200	18,734,200

TOTAL INVESTMENTS–104.95% (Cost $315,288,127)		419,573,032

OTHER ASSETS LESS LIABILITIES–(4.95)%		(19,770,642)

NET ASSETS–100.00%		$399,802,390

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2012 was $6,918,043, which represented 1.73% of the Fund’s Net Assets.
(d)	All or a portion of this security was out on loan at April 30, 2012.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Leisure Fund

Statement of Assets and Liabilities

April 30, 2012

Assets:
Investments, at value (Cost $290,685,409)*	$394,970,314

Investments in affiliated money market funds, at value and cost	24,602,718

Total investments, at value (Cost $315,288,127)	419,573,032

Receivable for:
Fund shares sold	743,003

Dividends	65,708

Investment for trustee deferred compensation and retirement plans	32,682

Other assets	27,901

Total assets	420,442,326

Liabilities:
Payable for:
Investments purchased	996,908

Fund shares reacquired	503,328

Collateral upon return of securities loaned	18,734,200

Accrued fees to affiliates	232,607

Accrued other operating expenses	69,133

Trustee deferred compensation and retirement plans	103,760

Total liabilities	20,639,936

Net assets applicable to shares outstanding	$399,802,390

Net assets consist of:
Shares of beneficial interest	$280,922,349

Undistributed net investment income (loss)	(464,438)

Undistributed net realized gain	15,058,888

Unrealized appreciation	104,285,591

$399,802,390

Net Assets:
Class A	$70,517,818

Class B	$4,437,177

Class C	$13,064,821

Class R	$1,339,188

Class Y	$6,529,082

Investor Class	$303,914,304

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	1,795,345

Class B	119,109

Class C	363,539

Class R	34,358

Class Y	165,674

Investor Class	7,755,951

Class A:
Net asset value per share	$39.28

Maximum offering price per share
(Net asset value of $39.28 divided by 94.50%)	$41.57

Class B:
Net asset value and offering price per share	$37.25

Class C:
Net asset value and offering price per share	$35.94

Class R:
Net asset value and offering price per share	$38.98

Class Y:
Net asset value and offering price per share	$39.41

Investor Class:
Net asset value and offering price per share	$39.18

*	At April 30, 2012, securities with an aggregate value of $18,244,259 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Leisure Fund

Statement of Operations

For the year ended April 30, 2012

Investment income:
Dividends (net of foreign withholding taxes of $6,125)	$3,624,729

Dividends from affiliated money market funds (includes securities lending income of $291,564)	297,380

Total investment income	3,922,109

Expenses:
Advisory fees	2,606,579

Administrative services fees	129,935

Custodian fees	15,344

Distribution fees:
Class A	134,407

Class B	50,307

Class C	111,883

Class R	5,939

Investor Class	680,359

Transfer agent fees	806,928

Trustees’ and officers’ fees and benefits	35,077

Other	195,523

Total expenses	4,772,281

Less: Fees waived and expense offset arrangement(s)	(9,240)

Net expenses	4,763,041

Net investment income (loss)	(840,932)

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	36,515,612

Foreign currencies	1,010

36,516,622

Change in net unrealized appreciation (depreciation) of:
Investment securities	(1,990,304)

Foreign currencies	1,036

(1,989,268)

Net realized and unrealized gain	34,527,354

Net increase in net assets resulting from operations	$33,686,422

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Leisure Fund

Statement of Changes in Net Assets

For the years ended April 30, 2012 and 2011

	2012	2011

Operations:
Net investment income (loss)	$(840,932)	$(276,709)

Net realized gain	36,516,622	36,774,985

Change in net unrealized appreciation (depreciation)	(1,989,268)	7,491,408

Net increase in net assets resulting from operations	33,686,422	43,989,684

Distributions to shareholders from net investment income:
Class A	—	(78,408)

Class Y	—	(17,501)

Investor Class	—	(381,138)

Total distributions from net investment income	—	(477,047)

Distributions to shareholders from net realized gains:
Class A	(1,560,232)	—

Class B	(150,734)	—

Class C	(352,457)	—

Class R	(34,584)	—

Class Y	(132,471)	—

Investor Class	(8,145,664)	—

Total distributions from net realized gains	(10,376,142)	—

Share transactions–net:
Class A	7,880,094	(13,762,131)

Class B	(2,504,149)	(3,338,903)

Class C	(358,626)	(3,010,961)

Class R	(171,375)	31,185

Class Y	4,062,149	(1,445,594)

Investor Class	(14,752,771)	(44,360,507)

Net increase (decrease) in net assets resulting from share transactions	(5,844,678)	(65,886,911)

Net increase (decrease) in net assets	17,465,602	(22,374,274)

Net assets:
Beginning of year	382,336,788	404,711,062

End of year (includes undistributed net investment income (loss) of $(464,438) and $(111,473), respectively)	$399,802,390	$382,336,788

Notes to Financial Statements

April 30, 2012

NOTE 1—Significant Accounting Policies

Invesco Leisure Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Investor Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and

13        Invesco Leisure Fund

Investor Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

14        Invesco Leisure Fund

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed,

15        Invesco Leisure Fund

realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
L.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile.
The leisure sector depends on consumer discretionary spending, which generally falls during economic downturns. Securities of gambling casinos are often subject to high price volatility and are considered speculative. Securities of companies that make video and electronic games may be affected by the games’ risk of rapid obsolescence.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $350 million	0.75%

Next $350 million	0.65%

Next $1.3 billion	0.55%

Next $2 billion	0.45%

Next $2 billion	0.40%

Next $2 billion	0.375%

Over $8 billion	0.35%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least August 31, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Investor Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75% and 2.00%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on August 31, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation. Effective July 1, 2012, the Adviser has contractually agreed to extend the fee waiver agreement through at least June 30, 2013.
  The Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended April 30, 2012, the Adviser waived advisory fees of $7,769.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of Investor Class shares. Of Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended April 30, 2012, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

16        Invesco Leisure Fund

  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended April 30, 2012, IDI advised the Fund that IDI retained $4,115 in front-end sales commissions from the sale of Class A shares and $0, $7,446 and $100 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of April 30, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended April 30, 2012, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$407,224,592	$12,348,440	$—	$419,573,032

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended April 30, 2012, the Fund engaged in securities purchases of $254,434.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended April 30, 2012, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,471.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended April 30, 2012, the Fund paid legal fees of $954 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be

17        Invesco Leisure Fund

compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended April 30, 2012 and 2011:

	2012	2011

Ordinary income	$—	$477,047

Long-term capital gain	10,376,142	—

Total distributions	$10,376,142	$477,047

Tax Components of Net Assets at Period-End:

2012

Undistributed long-term gain	$15,101,063

Net unrealized appreciation — investments	104,242,730

Net unrealized appreciation — other investments	686

Temporary book/tax differences	(103,323)

Post-October deferrals	(361,115)

Shares of beneficial interest	280,922,349

Total net assets	$399,802,390

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $10,484,381 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund does not have a capital loss carryforward as of April 30, 2012.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2012 was $271,653,743 and $290,423,927, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$112,719,095

Aggregate unrealized (depreciation) of investment securities	(8,476,365)

Net unrealized appreciation of investment securities	$104,242,730

Cost of investments for tax purposes is $315,330,302.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of litigation settlements and net operating losses, on April 30, 2012, undistributed net investment income (loss) was increased by $487,967, undistributed net realized gain was decreased by $365,640 and shares of beneficial interest decreased by $122,327. This reclassification had no effect on the net assets of the Fund.

18        Invesco Leisure Fund

NOTE 11—Share Information

	Summary of Share Activity

	Year ended April 30,
	2012(a)		2011
	Shares	Amount	Shares	Amount

Sold:
Class A	923,066	$33,574,158	487,175	$15,933,000

Class B	11,034	372,878	28,814	928,195

Class C	86,649	2,983,000	35,630	1,096,911

Class R	9,758	341,341	6,222	202,477

Class Y	148,694	5,494,531	115,873	3,680,234

Investor Class	814,930	29,621,422	435,347	14,213,524

Issued as reinvestment of dividends:
Class A	45,595	1,490,512	2,080	72,608

Class B	4,351	135,264	—	—

Class C	11,120	333,607	—	—

Class R	1,065	34,584	—	—

Class Y	3,827	125,395	472	16,458

Investor Class	241,791	7,884,795	10,615	369,611

Automatic conversion of Class B shares to Class A shares:
Class A	41,392	1,451,584	58,256	1,888,172

Class B	(43,427)	(1,451,584)	(60,683)	(1,888,172)

Reacquired:
Class A	(816,919)	(28,636,160)	(978,180)	(31,655,911)

Class B	(46,770)	(1,560,707)	(78,206)	(2,378,926)

Class C	(113,079)	(3,675,233)	(136,629)	(4,107,872)

Class R	(14,812)	(547,300)	(5,112)	(171,292)

Class Y	(45,135)	(1,557,777)	(153,834)	(5,142,286)

Investor Class	(1,481,446)	(52,258,988)	(1,811,369)	(58,943,642)

Net increase (decrease) in share activity	(218,316)	$(5,844,678)	(2,043,529)	$(65,886,911)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 22% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19        Invesco Leisure Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net		Ratio of net
	Net asset	Net	on securities		Dividends	Distributions					net assets		assets without		investment
	value,	investment	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	distributions	of period	return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 04/30/12	$36.78	$(0.07)	$3.66	$3.59	$—	$(1.09)	$(1.09)	$39.28	10.35%	$70,518	1.34	%(d)	1.34	%(d)	(0.21	)%(d)	78%
Year ended 04/30/11	32.56	(0.01)	4.27	4.26	(0.04)	—	(0.04)	36.78	13.10	58,922	1.33		1.33		(0.03)		53
One month ended 04/30/10	31.19	0.02	1.35	1.37	—	—	—	32.56	4.39	66,194	1.34	(e)	1.34	(e)	0.83	(e)	6
Year ended 03/31/10	20.32	0.04	11.27	11.31	(0.44)	—	(0.44)	31.19	55.88	58,698	1.39		1.39		0.16		55
Year ended 03/31/09	39.82	0.36	(17.29)	(16.93)	—	(2.57)	(2.57)	20.32	(42.67)	46,322	1.36		1.36		1.16		17
Year ended 03/31/08	49.19	0.23	(5.72)	(5.49)	(0.37)	(3.51)	(3.88)	39.82	(11.89)	135,813	1.18		1.18		0.48		14

Class B
Year ended 04/30/12	35.20	(0.32)	3.46	3.14	—	(1.09)	(1.09)	37.25	9.52	4,437	2.09	(d)	2.09	(d)	(0.96	)(d)	78
Year ended 04/30/11	31.36	(0.24)	4.08	3.84	—	—	—	35.20	12.25	6,826	2.08		2.08		(0.78)		53
One month ended 04/30/10	30.06	0.00	1.30	1.30	—	—	—	31.36	4.33	9,534	2.09	(e)	2.09	(e)	0.08	(e)	6
Year ended 03/31/10	19.51	(0.15)	10.80	10.65	(0.10)	—	(0.10)	30.06	54.66	9,399	2.14		2.14		(0.59)		55
Year ended 03/31/09	38.68	0.13	(16.73)	(16.60)	—	(2.57)	(2.57)	19.51	(43.08)	9,454	2.11		2.11		0.41		17
Year ended 03/31/08	47.95	(0.13)	(5.55)	(5.68)	(0.08)	(3.51)	(3.59)	38.68	(12.54)	27,495	1.93		1.93		(0.27)		14

Class C
Year ended 04/30/12	34.00	(0.31)	3.34	3.03	—	(1.09)	(1.09)	35.94	9.53	13,065	2.09	(d)	2.09	(d)	(0.96	)(d)	78
Year ended 04/30/11	30.29	(0.24)	3.95	3.71	—	—	—	34.00	12.25	12,881	2.08		2.08		(0.78)		53
One month ended 04/30/10	29.03	0.00	1.26	1.26	—	—	—	30.29	4.34	14,536	2.09	(e)	2.09	(e)	0.08	(e)	6
Year ended 03/31/10	18.84	(0.14)	10.43	10.29	(0.10)	—	(0.10)	29.03	54.69	13,955	2.14		2.14		(0.59)		55
Year ended 03/31/09	37.51	0.12	(16.22)	(16.10)	—	(2.57)	(2.57)	18.84	(43.09)	11,232	2.11		2.11		0.41		17
Year ended 03/31/08	46.62	(0.12)	(5.40)	(5.52)	(0.08)	(3.51)	(3.59)	37.51	(12.56)	33,073	1.93		1.93		(0.27)		14

Class R
Year ended 04/30/12	36.59	(0.16)	3.64	3.48	—	(1.09)	(1.09)	38.98	10.10	1,339	1.59	(d)	1.59	(d)	(0.46	)(d)	78
Year ended 04/30/11	32.44	(0.09)	4.24	4.15	—	—	—	36.59	12.79	1,403	1.58		1.58		(0.28)		53
One month ended 04/30/10	31.08	0.02	1.34	1.36	—	—	—	32.44	4.38	1,208	1.59	(e)	1.59	(e)	0.58	(e)	6
Year ended 03/31/10	20.22	(0.02)	11.21	11.19	(0.33)	—	(0.33)	31.08	55.50	1,154	1.64		1.64		(0.09)		55
Year ended 03/31/09	39.75	0.27	(17.23)	(16.96)	—	(2.57)	(2.57)	20.22	(42.82)	599	1.61		1.61		0.91		17
Year ended 03/31/08	49.14	0.10	(5.71)	(5.61)	(0.27)	(3.51)	(3.78)	39.75	(12.12)	903	1.43		1.43		0.23		14

Class Y
Year ended 04/30/12	36.80	0.01	3.69	3.70	—	(1.09)	(1.09)	39.41	10.64	6,529	1.09	(d)	1.09	(d)	0.04	(d)	78
Year ended 04/30/11	32.57	0.07	4.28	4.35	(0.12)	—	(0.12)	36.80	13.37	2,145	1.08		1.08		0.22		53
One month ended 04/30/10	31.19	0.03	1.35	1.38	—	—	—	32.57	4.43	3,120	1.09	(e)	1.09	(e)	1.08	(e)	6
Year ended 03/31/10	20.31	0.11	11.25	11.36	(0.48)	—	(0.48)	31.19	56.19	2,482	1.14		1.14		0.41		55
Year ended 03/31/09(f)	30.39	0.14	(7.65)	(7.51)	—	(2.57)	(2.57)	20.31	(24.90)	576	1.27	(e)	1.28	(e)	1.25	(e)	17

Investor Class
Year ended 04/30/12	36.69	(0.07)	3.65	3.58	—	(1.09)	(1.09)	39.18	10.34	303,914	1.34	(d)	1.34	(d)	(0.21	)(d)	78
Year ended 04/30/11	32.49	(0.01)	4.25	4.24	(0.04)	—	(0.04)	36.69	13.07	300,160	1.33		1.33		(0.03)		53
One month ended 04/30/10	31.11	0.02	1.36	1.38	—	—	—	32.49	4.44	310,119	1.34	(e)	1.34	(e)	0.83	(e)	6
Year ended 03/31/10	20.28	0.04	11.23	11.27	(0.44)	—	(0.44)	31.11	55.79	297,887	1.39		1.39		0.16		55
Year ended 03/31/09	39.74	0.35	(17.24)	(16.89)	—	(2.57)	(2.57)	20.28	(42.65)	217,365	1.36		1.36		1.16		17
Year ended 03/31/08	49.10	0.23	(5.71)	(5.48)	(0.37)	(3.51)	(3.88)	39.74	(11.89)	482,760	1.18		1.18		0.48		14

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $53,763, $5,031, $11,188, $1,188, $4,231 and $272,143 for Class A, Class B, Class C, Class R, Class Y and Investor Class shares, respectively.
(e)	Annualized.
(f)	Commencement date of October 3, 2008.

20        Invesco Leisure Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)
and Shareholders of Invesco Leisure Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Leisure Fund (one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at April 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

June 21, 2012
Houston, TX

21        Invesco Leisure Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2011 through April 30, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(11/01/11)	(04/30/12)[1]	Period[2]	(04/30/12)	Period[2]	Ratio
A	$1,000.00	$1,166.30	$7.16	$1,018.25	$6.67	1.33%

B	1,000.00	1,162.30	11.18	1,014.52	10.42	2.08

C	1,000.00	1,162.00	11.18	1,014.52	10.42	2.08

R	1,000.00	1,165.00	8.51	1,017.01	7.92	1.58

Y	1,000.00	1,168.00	5.82	1,019.49	5.42	1.08

Investor	1,000.00	1,166.40	7.16	1,018.25	6.67	1.33

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2011 through April 30, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

22        Invesco Leisure Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2012:

Federal and State Income Tax

Long-Term Capital Gain Dividends	$10,376,142
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

23        Invesco Leisure Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in	Other
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	133	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	133	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	151	Director of the Abraham Lincoln Presidential Library Foundation.

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	133	ACE Limited (insurance company); and Investment Company Institute

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1        Invesco Leisure Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in	Other
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	151	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	133	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	133	Chairman, Board of Governors, Western Golf Association, Chairman-elect, Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	151	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	133	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	133	Insperity (formerly known as Administaff)

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	133	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	133	None

T-2        Invesco Leisure Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in	Other
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees

Larry Soll — 1942 Trustee	1997	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	133	None

Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	151	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	133	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Assurance Officer, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

T-3        Invesco Leisure Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in	Other
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust).	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).	N/A	N/A

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4        Invesco Leisure Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-03826 and 002-85905.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

I-LEI-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	April 30, 2012

Invesco Technology Fund
Nasdaq:
A: ITYAX ▪ B: ITYBX ▪ C: ITHCX ▪ Y: ITYYX ▪ Investor: FTCHX ▪ Institutional: FTPIX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
20	Financial Highlights
21	Auditor’s Report
22	Fund Expenses
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
This annual report provides important information about your Fund, including its long-term performance. I encourage you to read this report to learn more about how your Fund is managed, what it invests in and why it performed as it did. Also, this report includes information about your Fund’s management team and a listing of investments held by your Fund at the close of the reporting period.
     As we’ve seen often in recent years, market sentiment can change suddenly and dramatically – and certainly without advance notice – depending on economic developments and world events. Similarly, your own situation, needs and goals can change, requiring adjustments in your financial strategy.
     That’s why you may find it helpful to stay in touch with your financial adviser on a regular basis. He or she can explain how your investments performed in the last year and over the longer term – keeping in mind that past performance cannot guarantee comparable future results. It’s important to remember that an investment’s long-term performance is more important than its short-term performance. In evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our portfolio managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
Financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our portfolio managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be – according to your Fund’s objective and strategies.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser should be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2	Invesco Technology Fund

Bruce Crockett
Dear Fellow Shareholders:
As always, the Invesco Funds Board of Trustees remains committed to putting your interests first. We’ve continued to work to ensure that the depth and breadth of our fund offerings and their cost to shareholders remain highly competitive. We’ve also worked to manage costs, and this remains a continuing focus of your Board. We continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Across the globe, demographic and economic trends are profoundly reshaping the world’s wealth. Emerging markets such as China, India, Brazil and Russia are experiencing tremendous growth. China is now the world’s second-largest economy. Meanwhile, established markets such as the US and Europe are struggling with debt issues and experiencing much lower rates of growth. We all know the US is a consumer-driven market and that consumers face numerous headwinds, including elevated energy prices, a dismal housing market and high unemployment.
     This dynamic, challenging market and economic environment underscores once again the value of maintaining a well-diversified investment portfolio. Obviously, none of us can control the markets or global economic trends. However, working with an adviser, we can create a portfolio of funds that may help us meet our financial objectives while taking into account our individual tolerance for risk. Adopting a disciplined approach to saving and investing may help provide the funds needed to buy a house, pay for our children’s education and provide for a comfortable retirement.
     Now is a perfect time to sit down with your financial adviser and review your situation to make sure your portfolio is aligned with your investment objectives. He or she can provide insights into the performance of your existing investments and make suggestions for repositioning your portfolio for the years ahead. You’ll want to stay informed regarding the markets and keep up to date with news that affects your investment portfolio. Invesco’s website, invesco.com/us, provides a wealth of information about your investments and news regarding global markets.
     I would like to close by thanking Bob Baker for his distinguished 30-year service with the Invesco Funds Board and his unflagging commitment to our funds’ shareholders. As always, I encourage you to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We appreciate the opportunity to represent and serve you.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Technology Fund

Management’s Discussion of Fund Performance

Performance summary
Despite a significant spike in volatility, equity markets experienced gains for the fiscal year ended April 30, 2012. At net asset value (NAV), Invesco Technology Fund outperformed both the BofA Merrill Lynch 100 Technology Index (price only) and the Lipper Science & Technology Funds Index, the Fund’s style-specific and peer group indexes, respectively, during the reporting period. The Fund’s outperformance relative to its style-specific index was primarily the result of security selection in the computers and peripherals, information technology (IT) services and semiconductor industries. For the fiscal year, and at NAV, most of the Fund’s share classes underperformed the broad market, as measured by the S&P 500 Index.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 4/30/11 to 4/30/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	4.10%

Class B Shares	3.41

Class C Shares	3.38

Class Y Shares	4.39

Investor Class Shares	4.13

Institutional Class Shares	4.82

S&P 500 Index▼ (Broad Market Index)	4.73

BofA Merrill Lynch 100 Technology Index (price only)▼ (Style-Specific Index)	-8.31

Lipper Science & Technology Funds Index▼ (Peer Group Index)	0.37

Source(s): ▼Lipper Inc.

How we invest
We seek to grow capital by investing in companies we believe are capable of generating sustainable, superior earnings and cash flow growth that is not fully reflected in investor expectations or equity valuations. The Fund emphasizes companies we believe have a strategic advantage over their competition and operate in industries we believe to be beneficiaries of secular trends. The Fund invests in industries such as hardware, software, telecommunications equipment and services, semiconductors and service-related companies in the IT sector.
     We use a research-oriented, bottom-up investment approach focusing on company fundamentals and growth prospects. We place great emphasis on companies exhibiting high returns on invested capital and generating free cash flow – metrics we believe are good indicators of financial health and growth potential. We seek companies with management teams that maintain high quality balance sheets and manageable debt levels. Valuation also plays a critical role in stock selection.

     Risk management is an integral part of our portfolio construction process as we attempt to limit volatility and downside risk. Only stocks that exhibit a proper balance of risk and reward are chosen for the portfolio. We seek to accomplish this goal by thoroughly understanding the key business drivers of companies in which we invest. The portfolio is constructed with the goal of holding a diversified portfolio of stocks we believe are best suited to capitalize on secular trends in the IT sector.
     We may reduce or eliminate a holding when:
■	A stock’s price reaches its valuation target.

■	A company’s fundamentals change or deteriorate.

■	It no longer meets our investment criteria.

■	A more attractive investment opportunity is identified.

Market conditions and your Fund
Equity markets were highly volatile during the fiscal year as investors weighed the competing issues of improved corporate profits, soft macroeconomic data and European sovereign debt issues. In the US, corporate earnings increased, but they often were overshadowed by concerns about high unemployment and weak consumer confidence. After generally rising through July 2011, major equity indexes sold off precipitously in August as the US received the first-ever downgrade to its credit rating from Standard & Poor’s. At the same time, the sovereign debt crisis unfolded in the eurozone, prompting fears of a “double-dip” recession. Equity markets rebounded in the fourth quarter of 2011, and continued

Portfolio Composition
By industry

Semiconductors	19.0%

Systems Software	12.8

Communications Equipment	11.7

Computer Hardware	11.4

Internet Software & Services	8.2

Data Processing & Outsourced Services	7.7

Application Software	6.8

IT Consulting & Other Services	6.5

Computer Storage & Peripherals	5.4

Electronic Manufacturing Services	2.3

Internet Retail	2.0

Semiconductor Equipment	1.6

Life Sciences Tools & Services	1.0

Research & Consulting Services	0.6

Other Diversified Financial Services	0.4

Money Market Funds Plus Other Assets Less Liabilities	2.6

Top 10 Equity Holdings*

1. Apple Inc.	11.4%

2. QUALCOMM, Inc.	4.1

3. EMC Corp.	3.6

4. Cognizant Technology Solutions Corp.-Class A	3.4

5. Citrix Systems, Inc.	2.8

6. Oracle Corp.	2.7

7. Microsoft Corp.	2.6

8. Google Inc.-Class A	2.6

9. Intel Corp.	2.4

10. Microsemi Corp.	2.4

Total Net Assets	$788.0 million

Total Number of Holdings*	78
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco Technology Fund

rising during the first four months of 2012, following improved economic data.
     Major domestic equity indexes produced positive returns for the fiscal year, and six out of 10 sectors in the S&P 500 Index posted gains. The IT, consumer discretionary, utilities and consumer staples sectors had the highest returns; the energy, materials, financials and industrials sectors were market laggards and produced losses for the reporting period.
     On an absolute basis at NAV, the Fund produced a gain for the fiscal year, primarily as a result of gains in the computers and peripherals industry and the IT services industry. Communications equipment and semiconductors, however, hurt the Fund’s absolute performance during the reporting period.
     The Fund’s outperformance at NAV relative to its style-specific index was primarily attributable to security selection in the computers and peripherals, IT services and semiconductor industries. Conversely, security selection and underweight exposure to the Internet software and services industry and the software industry detracted from the Fund’s relative performance.
     Top contributors to the Fund’s absolute performance during the fiscal year included Apple and MasterCard. Following four years of exclusivity with AT&T (not a Fund holding), Apple expanded its distribution of the iPhone to Verizon and Sprint (not Fund holdings) during 2011. Apple also unveiled the iPhone 4 and the iPhone 4S, as well as the new speech-recognition feature called “Siri.” We believe Apple’s unique competitive advantage can be sustained, despite the loss of the company’s visionary founder, Steve Jobs. With regard to MasterCard, the company has managed expenses well and, in general, credit card volumes rebounded during the second half of 2011.
     Top detractors from Fund performance included Rovi and Acme Packet. Rovi is a global leader in digital entertainment products and services, while Acme Packet provides equipment to telecommunications service firms, large businesses and government agencies. When Rovi announced that earnings for the third quarter and for fiscal year 2011 would fall short of analysts’ expectations, investors reacted negatively. Similarly, Acme Packet issued second-half 2011 and fiscal year 2012 earnings guidance that was below analyst estimates. We held shares of Rovi at the close of the reporting period. However, we sold Acme Packet before the close of the reporting period due to questionable medium-term demand for the company’s equipment.
     At the close of the reporting period, the Fund had overweight exposure (relative to its style-specific index) to the computers and peripherals, IT services and communications equipment industries. Conversely, we were underweight in the electronic equipment, semiconductors and software industries. Additionally, the Fund did not have exposure to household durables, office electronics or industrial conglomerates – industries in which the style-specific index had minor exposure.
     At the close of the reporting period, we remained confident about the medium-term outlook for the IT sector, primarily because of the potential for increased enterprise spending. We believed that many businesses remained reluctant to hire additional employees, opting instead to use IT to boost productivity. Additionally, we believed the technology needs of emerging-market economies were likely to continue to increase. At the close of the fiscal year, we also saw the potential for improvements in credit markets and stabilization of demand patterns, both conducive to continued secular growth. We believed that longer-term, the IT sector may continue to benefit from three key secular themes, which are independent of any short-term catalysts:
■	Globalization – The desire for productivity gains supports increased technology use in international markets.

■	Consumerization – Technology demand is consumer-driven.

■	Proliferation – Technology continues to penetrate products ranging from automobiles and industrial controls to sporting gear and alternative energy. As always, we thank you for your continued investment in Invesco Technology Fund.
     As always, we thank you for your continued investment in Invesco Technology Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Warren Tennant
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Technology Fund. He began his investment career in 2000 when he joined Invesco. Mr. Tennant earned a B.B.A. in finance and an M.B.A. from The University of Texas at Austin.
Brian Nelson
Chartered Financial Analyst, portfolio manager, is manager of Invesco Technology Fund. He began his investment career in 1988 and joined Invesco in 2004. Mr. Nelson earned a B.A. from the University of California Santa Barbara.

5	Invesco Technology Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es) without Sales Charges and Oldest Share Class(es) with Sales Charges
Fund and index data from 4/30/02*
* During the reporting period, Invesco changed its policy regarding growth of $10,000 charts. For funds older than 10 years, we previously showed performance since inception. Going forward, we will show performance for the most recent 10 years, since this more accurately reflects the experience of the typical shareholder. As a result, charts now may include benchmarks that did not appear previously, because the funds’ inception predated the benchmarks’ inception. Also, all charts will now be presented using a linear format.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Technology Fund

Average Annual Total Returns
As of 4/30/12, including maximum applicable sales charges

Class A Shares

Inception (3/28/02)	1.48%

10 Years	2.94

5 Years	3.77

1 Year	-1.64

Class B Shares

Inception (3/28/02)	1.44%

10 Years	2.90

5 Years	3.85

1 Year	-1.59

Class C Shares

Inception (2/14/00)	-7.86%

10 Years	2.72

5 Years	4.18

1 Year	2.38

Class Y Shares

10 Years	3.52%

5 Years	5.14

1 Year	4.39

Investor Class Shares

Inception (1/19/84)	9.91%

10 Years	3.45

5 Years	5.00

1 Year	4.13

Institutional Class Shares

Inception (12/21/98)	2.15%

10 Years	4.23

5 Years	5.68

1 Year	4.82
Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Investor Class shares and includes the 12b-1 fees applicable to Investor Class shares. Investor Class share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns
As of 3/31/12, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (3/28/02)	1.80%

10 Years	1.80

5 Years	4.99

1 Year	4.31

Class B Shares

Inception (3/28/02)	1.76%

10 Years	1.76

5 Years	5.09

1 Year	4.65

Class C Shares

Inception (2/14/00)	-7.67%

10 Years	1.57

5 Years	5.41

1 Year	8.59

Class Y Shares

10 Years	2.37%

5 Years	6.37

1 Year	10.65

Investor Class Shares

Inception (1/19/84)	10.06%

10 Years	2.30

5 Years	6.23

1 Year	10.44

Institutional Class Shares

Inception (12/21/98)	2.39%

10 Years	3.07

5 Years	6.93

1 Year	11.12
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares was 1.55%, 2.30%, 2.30%, 1.30%, 1.46% and 0.89%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The
CDSC on Class C shares is 1% for the first year after purchase. Class Y, Investor Class and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower.

7	Invesco Technology Fund

Invesco Technology Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of April 30, 2012, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased for new or additional investments. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other funds. Please see the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.
■	All Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes.
■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.
■	Sector fund risk. The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile than non-concentrated funds.
■	Small- and mid-capitalization risks. Stocks of small and mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
■	Technology sector risk. Many products and services offered in technology-related industries are subject to rapid obsolescence, which may lower the value of the issuers in this sector.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The BofA Merrill Lynch 100 Technology Index (price only) is a price-only equal-dollar weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and American Depositary Receipts.
■	The Lipper Science & Technology Funds Index is an unmanaged index considered representative of science and technology funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	ITYAX
Class B Shares	ITYBX
Class C Shares	ITHCX
Class Y Shares	ITYYX
Investor Class Shares	FTCHX
Institutional Class Shares	FTPIX

8 Invesco Technology Fund

Schedule of Investments(a)

April 30, 2012

	Shares	Value

Common Stocks & Other Equity Interests–97.44%
Application Software–6.76%
Autodesk, Inc.(b)	193,256	$7,608,489

Citrix Systems, Inc.(b)	261,731	22,406,791

Informatica Corp.(b)	69,252	3,186,977

Nuance Communications, Inc.(b)	130,591	3,191,644

Salesforce.com, Inc.(b)	66,766	10,397,469

TIBCO Software Inc.(b)	196,638	6,469,390

		53,260,760

Communications Equipment–11.74%
ADTRAN, Inc.	158,606	4,840,655

Brocade Communications Systems, Inc.(b)	711,337	3,940,807

Ciena Corp.(b)	352,327	5,221,486

Cisco Systems, Inc.	642,944	12,955,322

F5 Networks, Inc.(b)	61,892	8,289,196

Finisar Corp.(b)	231,952	3,831,847

JDS Uniphase Corp.(b)	591,829	7,190,722

Juniper Networks, Inc.(b)	172,134	3,688,832

QUALCOMM, Inc.	508,567	32,466,917

Sonus Networks, Inc.(b)	1,442,430	4,082,077

Sycamore Networks, Inc.(b)	114,380	1,783,184

Ubiquiti Networks Inc.(b)	126,852	4,188,653

		92,479,698

Computer Hardware–11.37%
Apple Inc.	153,395	89,619,495

Computer Storage & Peripherals–5.37%
EMC Corp.(b)	993,613	28,029,823

NetApp, Inc.(b)	242,109	9,401,092

Synaptics Inc.(b)	157,436	4,834,860

		42,265,775

Data Processing & Outsourced Services–7.73%
Alliance Data Systems Corp.(b)	83,865	10,775,814

Genpact Ltd. (Bermuda)(b)	544,882	9,088,632

MasterCard, Inc.–Class A	37,066	16,763,840

VeriFone Systems, Inc.(b)	180,722	8,609,596

Visa Inc.–Class A	127,130	15,634,447

		60,872,329

Electronic Manufacturing Services–2.26%
Jabil Circuit, Inc.	442,182	10,369,168

MA-COM Technology Solutions Holdings Inc.(b)	193,965	3,846,326

Sanmina-SCI Corp.(b)	405,782	3,611,460

		17,826,954

Internet Retail–2.03%
Amazon.com, Inc.(b)	40,524	9,397,515

Priceline.com Inc.(b)	8,673	6,598,592

		15,996,107

Internet Software & Services–8.25%
eBay Inc.(b)	257,469	10,569,102

Facebook Inc.–Class B (Acquired 04/04/12-04/05/12; Cost $7,402,904)(b)(c)	222,593	7,345,569

Google Inc.–Class A(b)	34,096	20,635,922

LogMeIn, Inc.(b)	100,371	3,614,360

Responsys, Inc.(b)	189,764	2,425,184

ValueClick, Inc.(b)	429,128	9,088,931

Velti PLC (Ireland)(b)	287,629	3,437,167

VeriSign, Inc.	192,127	7,898,341

		65,014,576

IT Consulting & Other Services–6.49%
Accenture PLC–Class A (Ireland)	170,791	11,092,875

Cognizant Technology Solutions Corp.–Class A(b)	361,131	26,478,125

International Business Machines Corp.	65,487	13,561,048

		51,132,048

Life Sciences Tools & Services–1.01%
Agilent Technologies, Inc.	188,428	7,947,893

Other Diversified Financial Services–0.36%
BlueStream Ventures L.P. (Acquired 08/03/00-06/13/08; Acquisition Cost $25,801,962)(c)(d)	—	2,853,386

Research & Consulting Services–0.62%
Acacia Research(b)	119,266	4,889,906

Semiconductor Equipment–1.62%
Cymer, Inc.(b)	126,387	6,551,902

Teradyne, Inc.(b)	362,725	6,242,497

		12,794,399

Semiconductors–18.99%
ARM Holdings PLC–ADR (United Kingdom)	53,751	1,361,513

Atmel Corp.(b)	608,808	5,400,127

Avago Technologies Ltd. (Singapore)	161,831	5,579,933

Broadcom Corp.–Class A(b)	437,732	16,020,991

Cirrus Logic, Inc.(b)	133,664	3,659,720

Cypress Semiconductor Corp.(b)	434,757	6,738,733

Diodes Inc.(b)	252,323	5,624,280

Fairchild Semiconductor International, Inc.(b)	366,692	5,196,026

Intel Corp.	676,742	19,219,473

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Technology Fund

	Shares	Value

Semiconductors–(continued)

Intermolecular Inc.(b)	437,354	$2,917,151

Lattice Semiconductor Corp.(b)	1,205,070	6,579,682

Marvell Technology Group Ltd.(b)	575,911	8,644,424

Micron Technology, Inc.(b)	794,340	5,234,701

Microsemi Corp.(b)	888,434	19,119,100

ON Semiconductor Corp.(b)	785,229	6,485,992

Semtech Corp.(b)	455,435	12,415,158

Skyworks Solutions, Inc.(b)	197,672	5,364,818

Texas Instruments Inc.	134,447	4,294,237

Volterra Semiconductor Corp.(b)	190,859	6,277,352

Xilinx, Inc.	97,042	3,530,388

		149,663,799

Systems Software–12.84%
Ariba Inc.(b)	244,230	9,329,586

Check Point Software Technologies Ltd. (Israel)(b)	304,247	17,685,878

CommVault Systems, Inc.(b)	92,833	4,833,814

Fortinet Inc.(b)	343,895	8,982,537

Infoblox, Inc.(b)	66,847	1,363,679

Microsoft Corp.	644,504	20,637,018

Oracle Corp.	731,359	21,494,641

Red Hat, Inc.(b)	103,210	6,152,348

Rovi Corp.(b)	180,900	5,173,740

Symantec Corp.(b)	336,201	5,554,041

		101,207,282

Total Common Stocks & Other Equity Interests (Cost $553,729,436)		767,824,407

Money Market Funds–3.35%
Liquid Assets Portfolio–Institutional Class(e)	13,195,278	13,195,278

Premier Portfolio–Institutional Class(e)	13,195,278	13,195,278

Total Money Market Funds (Cost $26,390,556)		26,390,556

TOTAL INVESTMENTS–100.79% (Cost $580,119,992)		794,214,963

OTHER ASSETS LESS LIABILITIES–(0.79)%		(6,207,999)

NET ASSETS–100.00%		$788,006,964

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2012 was $10,198,955, which represented 1.29% of the Fund’s Net Assets.
(d)	The Fund has a 10.29% ownership of BlueStream Ventures L.P. (“BlueStream”) and has a remaining commitment of $829,416 to purchase additional interests in BlueStream, which is subject to the terms of the partnership agreement. BlueStream may be considered an affiliated company. Security is considered venture capital. The value of this security as of April 30, 2012 represented 0.36% of the Fund’s Net Assets. See Note 4.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Technology Fund

Statement of Assets and Liabilities

April 30, 2012

Assets:
Investments, at value (Cost $531,097,569)	$764,971,021

Investments in affiliates, at value (Cost $49,022,423)	29,243,942

Total investments, at value (Cost $580,119,992)	794,214,963

Foreign currencies, at value (Cost $18,584)	19,970

Receivable for:
Investments sold	3,292,649

Fund shares sold	1,924,210

Dividends	210,484

Investment for trustee deferred compensation and retirement plans	91,640

Other assets	31,091

Total assets	799,785,007

Liabilities:
Payable for:
Fund shares reacquired	10,596,217

Accrued fees to affiliates	845,447

Accrued other operating expenses	122,543

Trustee deferred compensation and retirement plans	213,836

Total liabilities	11,778,043

Net assets applicable to shares outstanding	$788,006,964

Net assets consist of:
Shares of beneficial interest	$532,123,598

Undistributed net investment income	21,693,850

Undistributed net realized gain	20,093,159

Unrealized appreciation	214,096,357

$788,006,964

Net Assets:
Class A	$312,389,366

Class B	$23,803,370

Class C	$31,835,761

Class Y	$4,937,130

Investor Class	$414,002,878

Institutional Class	$1,038,459

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	8,368,555

Class B	687,803

Class C	945,204

Class Y	132,333

Investor Class	11,171,278

Institutional Class	25,552

Class A:
Net asset value per share	$37.33

Maximum offering price per share (Net asset value of $37.33 divided by 94.50%)	$39.50

Class B:
Net asset value and offering price per share	$34.61

Class C:
Net asset value and offering price per share	$33.68

Class Y:
Net asset value and offering price per share	$37.31

Investor Class:
Net asset value and offering price per share	$37.06

Institutional Class:
Net asset value and offering price per share	$40.64

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Technology Fund

Statement of Operations

For the year ended April 30, 2012

Investment income:
Dividends (net of foreign withholding taxes of $1,277)	$3,605,211

Dividends from affiliates (includes securities lending income of $7,344)	41,450

Total investment income	3,646,661

Expenses:
Advisory fees	5,086,570

Administrative services fees	218,802

Custodian fees	26,466

Distribution fees:

Class A	715,350

Class B	259,170

Class C	272,875

Investor Class	869,120

Transfer agent fees — A, B, C, Y and Investor	3,837,441

Transfer agent fees — Institutional	733

Trustees’ and officers’ fees and benefits	52,614

Other	413,073

Total expenses	11,752,214

Less: Fees waived and expense offset arrangement(s)	(59,396)

Net expenses	11,692,818

Net investment income (loss)	(8,046,157)

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	75,796,755

Foreign currencies	6,546

75,803,301

Change in net unrealized appreciation (depreciation) of:
Investment securities	(41,777,397)

Foreign currencies	(715)

(41,778,112)

Net realized and unrealized gain	34,025,189

Net increase in net assets resulting from operations	$25,979,032

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Technology Fund

Statement of Changes in Net Assets

For the years ended April 30, 2012 and 2011

	2012	2011

Operations:
Net investment income (loss)	$(8,046,157)	$(4,420,746)

Net realized gain	75,803,301	94,242,478

Change in net unrealized appreciation (depreciation)	(41,778,112)	55,177,982

Net increase in net assets resulting from operations	25,979,032	144,999,714

Share transactions–net:
Class A	72,515,088	(8,685,846)

Class B	7,280,021	(6,212,701)

Class C	9,356,894	1,047,773

Class Y	1,057,446	48,266

Investor Class	(34,217,902)	(52,636,171)

Institutional Class	338,695	526

Net increase (decrease) in net assets resulting from share transactions	56,330,242	(66,438,153)

Net increase in net assets	82,309,274	78,561,561

Net assets:
Beginning of year	705,697,690	627,136,129

End of year (includes undistributed net investment income of $21,693,850 and $15,778,592, respectively)	$788,006,964	$705,697,690

Notes to Financial Statements

April 30, 2012

NOTE 1—Significant Accounting Policies

Invesco Technology Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Investor Class and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or the about month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

13        Invesco Technology Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

14        Invesco Technology Fund

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
L.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile.
Many products and services offered in technology-related industries are subject to rapid obsolescence, which may lower the value of the issuers in this sector.

15        Invesco Technology Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $350 million	0.75%

Next $350 million	0.65%

Next $1.3 billion	0.55%

Next $2 billion	0.45%

Next $2 billion	0.40%

Next $2 billion	0.375%

Over $8 billion	0.35%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective May 23, 2011, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares to 1.76%, 2.51%, 2.51%, 1.51%, 1.76% and 1.51%, respectively, of average daily net assets. Prior to May 23, 2011, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares to 2.00%, 2.75%, 2.75%, 1.75%, 2.00% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation. Effective July 1, 2012, the Adviser has contractually agreed, through at least June 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed above) of Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares to 2.00%, 2.75%, 2.75%, 1.75%, 2.00% and 1.75%, respectively, of average daily net assets.
  The Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended April 30, 2012, the Adviser waived advisory fees of $50,559.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended April 30, 2012, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

16        Invesco Technology Fund

  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended April 30, 2012, IDI advised the Fund that IDI retained $35,944 in front-end sales commissions from the sale of Class A shares and $87, $31,313 and $7,319 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of April 30, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended April 30, 2012, there were no material transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$784,016,008	$7,345,569	$2,853,386	$794,214,963

NOTE 4—Investments in Other Affiliates

The 1940 Act defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in affiliates for the year ended April 30, 2012.

				Change in
				Unrealized
	Value	Purchases	Proceeds	Appreciation	Realized	Value	Dividend
	04/30/11	at Cost	from Sales	(Depreciation)	Gain (Loss)	04/30/12	Income

BlueStream Ventures L.P.	$7,247,932	$—	$—	$(4,394,546)	$—	$2,853,386	$—

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended April 30, 2012, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $8,837.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended April 30, 2012, the Fund paid legal fees of $1,188 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

17        Invesco Technology Fund

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

There were no ordinary income or long-term distributions during the years ended April 30, 2012 and April 30, 2011.

Tax Components of Net Assets at Period-End:

2012

Undistributed ordinary income	$5,005,725

Undistributed long-term gain	20,550,013

Net unrealized appreciation — investments	230,549,605

Net unrealized appreciation — other investments	1,386

Temporary book/tax differences	(223,363)

Shares of beneficial interest	532,123,598

Total net assets	$788,006,964

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to treatment of partnerships.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $41,633,838 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund does not have any capital loss carryforward as of April 30, 2012.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2012 was $306,943,068 and $302,729,717, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$270,995,105

Aggregate unrealized (depreciation) of investment securities	(40,445,500)

Net unrealized appreciation of investment securities	$230,549,605

Cost of investments for tax purposes is $563,665,358.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of litigation settlements, on April 30, 2012, undistributed net investment income was increased by $13,964,751 and undistributed net realized gain was decreased by $13,964,751. Further, as a result of tax deferrals acquired in the reorganization of Invesco Van Kampen Technology Fund into the Fund, undistributed net investment income was decreased by $3,336, undistributed net realized gain was decreased by $5,464,788 and shares of beneficial interest was increased by $5,468,124. These reclassifications had no effect on the net assets of the Fund.

18        Invesco Technology Fund

NOTE 11—Share Information

	Summary of Share Activity

	Year ended		Year ended
	April 30, 2012(a)		April 30, 2011
	Shares	Amount	Shares	Amount

Sold:
Class A	1,324,238	$45,523,802	1,236,800	$38,764,605

Class B	50,053	1,576,848	70,366	1,986,218

Class C	211,083	6,760,376	273,048	8,029,165

Class Y	63,325	2,216,461	37,066	1,163,825

Investor Class	760,954	25,852,726	914,352	27,956,650

Institutional Class	13,906	512,695	4,369	148,771

Issued in connection with acquisitions:(b)
Class A	2,635,778	93,781,193	—	—

Class B	550,787	18,312,828	—	—

Class C	313,417	10,137,110	—	—

Class Y	612	21,728	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	215,420	7,333,296	141,297	4,409,434

Class B	(231,514)	(7,333,296)	(150,902)	(4,409,434)

Reacquired:
Class A	(2,198,283)	(74,123,203)	(1,690,311)	(51,859,885)

Class B	(167,090)	(5,276,359)	(136,469)	(3,789,485)

Class C	(250,719)	(7,540,592)	(249,760)	(6,981,392)

Class Y	(34,644)	(1,180,743)	(37,324)	(1,115,559)

Investor Class	(1,788,344)	(60,070,628)	(2,736,263)	(80,592,821)

Institutional Class	(4,744)	(174,000)	(4,824)	(148,245)

Net increase (decrease) in share activity	1,464,235	$56,330,242	(2,328,555)	$(66,438,153)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 8% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
(b)	As of the opening of business on May 23, 2011, the Fund acquired all the net assets of Invesco Van Kampen Technology Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of the Target Fund on April 14, 2011. The acquisition was accomplished by a tax-free exchange of 3,500,594 shares of the Fund for 21,922,655 shares outstanding of the Target Fund as of the close of business on May 20, 2011. Each class of the Target Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of the Target Fund to the net asset value of the Fund at the close of business on May 20, 2011. The Target Fund’s net assets at that date of $122,252,859, including $28,512,048 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $694,559,865 and $816,812,724 immediately after the acquisition.
The pro forma results of operations for the year ended April 30, 2012 assuming the reorganization had been completed on May 1, 2011, the beginning of the annual reporting period are as follows:

Net investment income (loss)	$(8,066,933)

Net realized/unrealized gains	31,977,912

Change in net assets resulting from operations	$23,910,979

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Fund’s Statement of Operations since May 23, 2011.

19        Invesco Technology Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
				Net gains							expenses		expenses
				(losses)							to average		to average net		Ratio of net
	Net asset	Net		on securities							net assets		assets without		investment
	value,	investment		(both		Total from	Net asset			Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income		realized and		investment	value, end	Total		end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)		unrealized)		operations	of period	return(b)		(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 04/30/12	$35.86	$(0.36)		$1.83		$1.47	$37.33	4.10%		$312,389	1.55	%(d)	1.56	%(d)	(1.06	)%(d)	48%
Year ended 04/30/11	28.53	(0.22)		7.55	(e)	7.33	35.86	25.69		229,174	1.55		1.55		(0.73)		42
One month ended 04/30/10	27.91	(0.04)		0.66		0.62	28.53	2.22		191,274	1.66	(f)	1.66	(f)	(1.56	)(f)	4
Year ended 03/31/10	17.77	(0.20)		10.34		10.14	27.91	57.06		187,989	1.66		1.75		(0.87)		35
Year ended 03/31/09	25.58	(0.00	)(g)	(7.81	)(h)	(7.81)	17.77	(30.53	)(h)	122,823	1.55		1.83		(0.02	)(g)	68
Year ended 03/31/08	28.49	(0.23)		(2.68)		(2.91)	25.58	(10.21)		217,236	1.55		1.56		(0.77)		42

Class B
Year ended 04/30/12	33.47	(0.57)		1.71		1.14	34.61	3.41		23,803	2.30	(d)	2.31	(d)	(1.81	)(d)	48
Year ended 04/30/11	26.83	(0.41)		7.05	(e)	6.64	33.47	24.75		16,253	2.30		2.30		(1.48)		42
One month ended 04/30/10	26.26	(0.05)		0.62		0.57	26.83	2.17		18,853	2.41	(f)	2.41	(f)	(2.31	)(f)	4
Year ended 03/31/10	16.84	(0.35)		9.77		9.42	26.26	55.94		19,173	2.41		2.50		(1.62)		35
Year ended 03/31/09	24.43	(0.16	)(g)	(7.43	)(h)	(7.59)	16.84	(31.07	)(h)	16,952	2.30		2.58		(0.77	)(g)	68
Year ended 03/31/08	27.42	(0.44)		(2.55)		(2.99)	24.43	(10.90)		38,443	2.30		2.31		(1.52)		42

Class C
Year ended 04/30/12	32.58	(0.55)		1.65		1.10	33.68	3.38		31,836	2.30	(d)	2.31	(d)	(1.81	)(d)	48
Year ended 04/30/11	26.12	(0.41)		6.87	(e)	6.46	32.58	24.73		21,875	2.30		2.30		(1.48)		42
One month ended 04/30/10	25.57	(0.05)		0.60		0.55	26.12	2.15		16,931	2.41	(f)	2.41	(f)	(2.31	)(f)	4
Year ended 03/31/10	16.40	(0.35)		9.52		9.17	25.57	55.92		16,689	2.41		2.50		(1.62)		35
Year ended 03/31/09	23.78	(0.16	)(g)	(7.22	)(h)	(7.38)	16.40	(31.03	)(h)	9,340	2.30		2.58		(0.77	)(g)	68
Year ended 03/31/08	26.69	(0.42)		(2.49)		(2.91)	23.78	(10.90)		16,116	2.30		2.31		(1.52)		42

Class Y
Year ended 04/30/12	35.74	(0.27)		1.84		1.57	37.31	4.39		4,937	1.30	(d)	1.31	(d)	(0.81	)(d)	48
Year ended 04/30/11	28.37	(0.14)		7.51	(e)	7.37	35.74	25.98		3,683	1.30		1.30		(0.48)		42
One month ended 04/30/10	27.74	(0.03)		0.66		0.63	28.37	2.27		2,931	1.41	(f)	1.41	(f)	(1.31	)(f)	4
Year ended 03/31/10	17.63	(0.14)		10.25		10.11	27.74	57.34		2,856	1.41		1.50		(0.62)		35
Year ended 03/31/09(i)	20.92	0.02	(g)	(3.31	)(h)	(3.29)	17.63	(15.73	)(h)	541	1.30	(f)	1.86	(f)	0.23	(f)(g)	68

Investor Class
Year ended 04/30/12	35.58	(0.35)		1.83		1.48	37.06	4.16		414,003	1.52	(d)	1.53	(d)	(1.03	)(d)	48
Year ended 04/30/11	28.29	(0.19)		7.48	(e)	7.29	35.58	25.77		434,078	1.46		1.46		(0.64)		42
One month ended 04/30/10	27.67	(0.04)		0.66		0.62	28.29	2.24		396,631	1.65	(f)	1.65	(f)	(1.55	)(f)	4
Year ended 03/31/10	17.61	(0.20)		10.26		10.06	27.67	57.13		391,424	1.66		1.75		(0.87)		35
Year ended 03/31/09	25.35	(0.00	)(g)	(7.74	)(h)	(7.74)	17.61	(30.53	)(h)	262,730	1.53		1.81		0.00	(g)	68
Year ended 03/31/08	28.23	(0.22)		(2.66)		(2.88)	25.35	(10.20)		424,981	1.52		1.53		(0.74)		42

Institutional Class
Year ended 04/30/12	38.77	(0.14)		2.01		1.87	40.64	4.82		1,038	0.88	(d)	0.89	(d)	(0.39	)(d)	48
Year ended 04/30/11	30.64	(0.02)		8.15	(e)	8.13	38.77	26.53		635	0.89		0.89		(0.07)		42
One month ended 04/30/10	29.95	(0.02)		0.71		0.69	30.64	2.30		516	0.90	(f)	0.90	(f)	(0.80	)(f)	4
Year ended 03/31/10	18.93	(0.03)		11.05		11.02	29.95	58.21		522	0.91		0.91		(0.12)		35
Year ended 03/31/09	27.07	0.12	(g)	(8.26	)(h)	(8.14)	18.93	(30.07	)(h)	346	0.90		0.91		0.63	(g)	68
Year ended 03/31/08	29.95	(0.03)		(2.85)		(2.88)	27.07	(9.62)		9	0.86		0.87		(0.10)		42

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended April 30, 2012, the portfolio turnover calculation excludes the value of securities purchased of $90,282,548 and sold of $44,478,217 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen Technology Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $286,140, $25,917, $27,287, $3,622, $390,223 and $732 for Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares, respectively.
(e)	Net gains (losses) on securities (both realized and unrealized) include capital gains realized on a distribution from BlueStream Ventures L.P. on October 17, 2010. Net gains (losses) on securities (both realized and unrealized), excluding the capital gains, are $7.29, $6.81, $6.63, $7.25, $7.22 and $7.87 for Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares, respectively.
(f)	Annualized.
(g)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a distribution from BlueStream Ventures L.P. on October 23, 2008. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the distribution are $(0.13) and (0.57)%; $(0.29) and (1.32)%; $(0.29) and (1.32)%; $(0.02) and (0.32)%; $(0.13) and (0.55)% and $(0.01) and 0.08% for Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares, respectively.
(h)	Includes litigation proceeds received during the period. Had the litigation proceeds not been received, net gains (losses) on securities (both realized and unrealized) per share would have been $(8.01), $(7.63), $(7.42), $(3.33), $(7.94) and $(8.46) for Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares, respectively and total returns would have been lower.
(i)	Commencement date of October 3, 2008 for Class Y shares.

20        Invesco Technology Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)
and Shareholders of Invesco Technology Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Technology Fund (one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at April 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

June 21, 2012
Houston, TX

21        Invesco Technology Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2011 through April 30, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(11/01/11)	(04/30/12)[1]	Period[2]	(04/30/12)	Period[2]	Ratio
A	$1,000.00	$1,118.70	$8.06	$1,017.26	$7.67	1.53%

B	1,000.00	1,114.30	11.99	1,013.53	11.41	2.28

C	1,000.00	1,114.50	11.99	1,013.53	11.41	2.28

Y	1,000.00	1,120.10	6.75	1,018.50	6.42	1.28

Investor	1,000.00	1,118.60	7.90	1,017.40	7.52	1.50

Institutional	1,000.00	1,122.40	4.62	1,020.51	4.40	0.88

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2011 through April 30, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

22        Invesco Technology Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in	Other
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	133	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	133	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	151	Director of the Abraham Lincoln Presidential Library Foundation.

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	133	ACE Limited (insurance company); and Investment Company Institute

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1        Invesco Technology Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in	Other
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	151	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	133	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	133	Chairman, Board of Governors, Western Golf Association, Chairman-elect, Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	151	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	133	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	133	Insperity (formerly known as Administaff)

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	133	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	133	None

T-2        Invesco Technology Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in	Other
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees

Larry Soll — 1942 Trustee	1997	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	133	None

Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	151	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	133	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Assurance Officer, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

T-3        Invesco Technology Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in	Other
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust).	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).	N/A	N/A

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4        Invesco Technology Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-03826 and 002-85905.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

I-TEC-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	April 30, 2012

Invesco Utilities Fund
Nasdaq:
A: IAUTX ▪ B: IBUTX ▪ C: IUTCX ▪ Y: IAUYX
Investor: FSTUX ▪ Institutional: FSIUX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
10	Financial Highlights
12	Notes to Financial Statements
19	Financial Highlights
20	Auditor’s Report
21	Fund Expenses
22	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
This annual report provides important information about your Fund, including its long-term performance. I encourage you to read this report to learn more about how your Fund is managed, what it invests in and why it performed as it did. Also, this report includes information about your Fund’s management team and a listing of investments held by your Fund at the close of the reporting period.
     As we’ve seen often in recent years, market sentiment can change suddenly and dramatically – and certainly without advance notice – depending on economic developments and world events. Similarly, your own situation, needs and goals can change, requiring adjustments in your financial strategy.
     That’s why you may find it helpful to stay in touch with your financial adviser on a regular basis. He or she can explain how your investments performed in the last year and over the longer term – keeping in mind that past performance cannot guarantee comparable future results. It’s important to remember that an investment’s long-term performance is more important than its short-term performance. In evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our portfolio managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
Financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our portfolio managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be – according to your Fund’s objective and strategies.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser should be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2	Invesco Utilities Fund

Bruce Crockett
Dear Fellow Shareholders:
As always, the Invesco Funds Board of Trustees remains committed to putting your interests first. We’ve continued to work to ensure that the depth and breadth of our fund offerings and their cost to shareholders remain highly competitive. We’ve also worked to manage costs, and this remains a continuing focus of your Board. We continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Across the globe, demographic and economic trends are profoundly reshaping the world’s wealth. Emerging markets such as China, India, Brazil and Russia are experiencing tremendous growth. China is now the world’s second-largest economy. Meanwhile, established markets such as the US and Europe are struggling with debt issues and experiencing much lower rates of growth. We all know the US is a consumer-driven market and that consumers face numerous headwinds, including elevated energy prices, a dismal housing market and high unemployment.
     This dynamic, challenging market and economic environment underscores once again the value of maintaining a well-diversified investment portfolio. Obviously, none of us can control the markets or global economic trends. However, working with an adviser, we can create a portfolio of funds that may help us meet our financial objectives while taking into account our individual tolerance for risk. Adopting a disciplined approach to saving and investing may help provide the funds needed to buy a house, pay for our children’s education and provide for a comfortable retirement.
     Now is a perfect time to sit down with your financial adviser and review your situation to make sure your portfolio is aligned with your investment objectives. He or she can provide insights into the performance of your existing investments and make suggestions for repositioning your portfolio for the years ahead. You’ll want to stay informed regarding the markets and keep up to date with news that affects your investment portfolio. Invesco’s website, invesco.com/us, provides a wealth of information about your investments and news regarding global markets.
     I would like to close by thanking Bob Baker for his distinguished 30-year service with the Invesco Funds Board and his unflagging commitment to our funds’ shareholders. As always, I encourage you to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We appreciate the opportunity to represent and serve you.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Utilities Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended April 30, 2012, Invesco Utilities Fund posted gains. Fund returns, at net asset value (NAV), outpaced the broad market, as measured by the S&P 500 Index, but underperformed its style-specific benchmark, the S&P 500 Utilities Index. Performance drivers were primarily stock-specific as the electric utilities and multi-utilities industries contained the Fund’s top contributors to Fund performance as well as most of its top detractors.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 4/30/11 to 4/30/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	7.25%

Class B Shares	6.50

Class C Shares	6.46

Class Y Shares	7.54

Investor Class Shares	7.28

Institutional Class Shares	7.77

S&P 500 Index▼ (Broad Market Index)	4.73

S&P 500 Utilities Index▼ (Style-Specific Index)	12.39

Lipper Utility Funds Index▼ (Peer Group Index)	6.72

Source: ▼Lipper Inc.

How we invest
In selecting investments, we focus on companies in the electric utilities, natural gas, water and telecommunications industries. We emphasize companies with solid balance sheets and operational cash flows that support sustained or increasing dividends. Fundamental research and financial statement analysis are the backbone of our bottom-up investment process. Using a variety of valuation techniques, we estimate the potential return of holdings over a two- to three-year investment period. We construct the portfolio to provide what we believe to be the best combination of price appreciation potential, dividend income and risk profile; and the Fund typically maintains full sector exposure. We strive to manage risk by maintaining an average of 30 to 50 positions, low portfolio turnover, and a rigorous sell discipline.
     We are committed to providing strategic exposure to a traditionally defensive and income-oriented asset class by using a total return approach to managing the Fund, emphasizing capital appreciation, current income and capital preservation.

Market conditions and your Fund
Equity markets were volatile during the fiscal year, but the broad market, as measured by the S&P 500 Index, still managed to post a small gain. While corporate earnings remained strong, investor enthusiasm was tempered by continued high unemployment, weak consumer spending and soft housing data for most of the fiscal year. Although markets stabilized and remained generally positive in the summer, major equity indexes sold off precipitously in August as the US government struggled to raise the nation’s debt ceiling, which led credit rating agency

Standard & Poor’s to announce its first-ever downgrade to long-term US government debt. Uncertainty created by the downgrade, combined with continuing concern about the debt crisis in the eurozone, reignited fears of a recession and pressured markets lower into the second half of the fiscal year. As signs of muted but sustained economic growth mounted, equity markets moved off their October lows and posted strong gains through the close of the reporting period. While many of the developments of the past year were newsworthy, as investors, we believe success can be achieved by remaining focused on company fundamentals and maintaining a long-term perspective.
     Sector performance within the S&P 500 Index was mixed for the fiscal year. The consumer discretionary and information technology sectors had the highest returns, while the energy sector had the lowest. The utilities sector returned 12.39% for the reporting period, as compared to 4.73% for the overall S&P 500 Index.1
     Southern Union was the top contributor to Fund performance during the fiscal year. The company’s earnings increased as a large pipeline expansion project in Florida was completed on time and on budget. The stock’s strong performance was largely due to competing offers from The Williams Companies and Energy Transfer Partners (not Fund holdings) to purchase Southern Union. Ultimately, Energy Transfer Partners’ offer was accepted and the deal closed in early 2012.
     Dominion Resources, a largely regulated utility company, was also among the largest contributors to the Fund’s performance. The company operates the largest gas storage facility in the nation and provides electricity and natural gas to residential, commercial and industrial customers, predominately in the Mid-

Portfolio Composition
By industry

Electric Utilities	49.6%

Multi-Utilities	30.8

Gas Utilities	6.5

Independent Power Producers and
Energy Traders	5.1

Integrated Telecommunications Services	4.7

Money Market Funds
Plus Other Assets Less Liabilities	3.3

Top 10 Equity Holdings*

1.	Exelon Corp.	6.0%

2.	Southern Co. (The)	5.2

3.	National Grid PLC	5.1

4.	American Electric Power Co., Inc.	5.0

5.	Xcel Energy, Inc.	4.7

6.	Portland General Electric Co.	4.7

7.	Pepco Holdings, Inc.	4.4

8.	Dominion Resources, Inc.	4.3

9.	Entergy Corp.	3.8

10.	Edison International	3.8

Total Net Assets	$363.3 million

Total Number of Holdings*	35
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4 Invesco Utilities Fund

Atlantic. Dominion Resources benefited from a constructive regulatory framework in Virginia that should allow for continued and stable capital investment in the company’s utility business in that state. Additionally, the company’s infrastructure business remains focused on gas project development in the Marcellus Shale region.
     Independent power producer NRG Energy was the largest detractor from Fund performance during the reporting period. The company operates more than 24,000 Mega Watts of electric generating capacity and is also a retail electric provider in Texas. As a result of significantly warmer weather during the reporting period, the company was required to purchase power in the open market at elevated prices to meet retail demand. This negatively affected operating margins, leading the company to reduce earnings before interest, taxes, depreciation and amortization (EBITDA) estimates for the fiscal year.
     Also among the largest detractors from Fund performance was E.ON, a diversified utility provider and nuclear generator based in Germany. Weakness in the stock was driven by government mandated nuclear plant shutdowns following the Fukushima nuclear event in Japan. The company also suffered from weak gas marketing conditions across Europe.
     There were no major positioning changes in the Fund during the reporting period. We continued to emphasize regulated over non-regulated companies. At the end of the reporting period, the Fund’s largest industry allocations were in the electric utilities and multi-utilities industries.
     We’d like to thank you for your continued investment in Invesco Utilities Fund. We reiterate our commitment to providing investors strategic exposure to a traditionally defensive and income-oriented asset class through our total return approach – emphasizing capital appreciation, current income and capital preservation.
1 Source: Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Meggan Walsh
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Utilities Fund. She joined Invesco in 1991. Ms. Walsh earned a B.S. in finance from the University of Maryland and an M.B.A. from Loyola University Maryland.
Robert Botard
Chartered Financial Analyst, portfolio manager, is manager of Invesco Utilities Fund. He joined Invesco in 1993. Mr. Botard earned a B.A. in finance and a B.A. in international business from The University of Texas at Austin as well as a Master of International Management degree from the American Graduate School of International Management, Thunderbird.

5	Invesco Utilities Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es) without Sales Charges and Oldest Share Class(es) with Sales Charges
Fund and index data from 4/30/02*

*	During the reporting period, Invesco changed its policy regarding growth of $10,000 charts. For funds older than 10 years, we previously showed performance since inception. Going forward, we will show performance for the most recent 10 years, since this more accurately reflects the experience of the typical shareholder. As a result, charts now may include benchmarks that did not appear previously, because the funds’ inception predated the benchmarks’ inception. Also, all charts will now be presented using a linear format.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Utilities Fund

Average Annual Total Returns
As of 4/30/12, including maximum applicable sales charges

Class A Shares

Inception (3/28/02)	6.68%

10 Years	7.04

5 Years	-1.00

1 Year	1.36

Class B Shares

Inception (3/28/02)	6.66%

10 Years	7.02

5 Years	-1.00

1 Year	1.50

Class C Shares

Inception (2/14/00)	0.58%

10 Years	6.81

5 Years	-0.62

1 Year	5.46

Class Y Shares

10 Years	7.78%

5 Years	0.29

1 Year	7.54

Investor Class Shares

Inception (6/2/86)	8.06%

10 Years	7.68

5 Years	0.12

1 Year	7.28

Institutional Class Shares

Inception (10/25/05)	6.44%

5 Years	0.61

1 Year	7.77
Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Investor Class shares and includes the 12b-1 fees applicable to Investor Class shares. Investor Class share performance reflects any applicable fee waivers or expense reimbursements.
      The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns
As of 3/31/12, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (3/28/02)	6.51%

10 Years	6.51

5 Years	-0.58

1 Year	3.37

Class B Shares

Inception (3/28/02)	6.48%

10 Years	6.49

5 Years	-0.57

1 Year	3.59

Class C Shares

Inception (2/14/00)	0.40%

10 Years	6.28

5 Years	-0.19

1 Year	7.60

Class Y Shares

10 Years	7.24%

5 Years	0.72

1 Year	9.65

Investor Class Shares

Inception (6/2/86)	7.99%

10 Years	7.15

5 Years	0.56

1 Year	9.44

Institutional Class Shares

Inception (10/25/05)	6.16%

5 Years	1.05

1 Year	9.89
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares was 1.32%, 2.07%, 2.07%, 1.07%, 1.32% and 0.94%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares was 1.46%, 2.21%, 2.21%, 1.21%, 1.46% and 0.94%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Investor Class and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2013. See current prospectus for more information.

7	Invesco Utilities Fund

Invesco Utilities Fund’s investment objective is long-term growth of capital and, secondarily, current income.
■	Unless otherwise stated, information presented in this report is as of April 30, 2012, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased for new or additional investments. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other funds. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	All Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	Initial public offerings risk. Although the Fund’s return during certain periods was positively impacted by its investments in initial public offerings (IPOs), there can be no assurance that the Fund will have favorable IPO investment opportunities in the future.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

■	Sector fund risk. The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile than non-concentrated funds.

■	Small- and mid-capitalization risk. Stocks of small and mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

■	Utilities sector risk. The following factors may affect the Fund’s investments in the utilities sector: governmental regulation, economic factors, ability of the issuer to obtain financing, prices of natural resources and risks associated with nuclear power.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.

■	The S&P 500 Utilities Index is an unmanaged index considered representative of the utilities market.

■	The Lipper Utility Funds Index is an unmanaged index considered representative of utility funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	IAUTX
Class B Shares	IBUTX
Class C Shares	IUTCX
Class Y Shares	IAUYX
Investor Class Shares	FSTUX
Institutional Class Shares	FSIUX

8	Invesco Utilities Fund

Schedule of Investments(a)

April 30, 2012

	Shares	Value

Common Stocks–96.75%
Electric Utilities–49.58%
American Electric Power Co., Inc.	470,925	$18,290,727

Duke Energy Corp.	515,383	11,044,658

E.ON AG (Germany)	289,317	6,555,503

Edison International	314,866	13,857,253

Entergy Corp.	212,909	13,958,314

Exelon Corp.	562,604	21,947,182

FirstEnergy Corp.	185,467	8,683,565

NextEra Energy, Inc.	61,680	3,969,108

Northeast Utilities	309,644	11,385,610

Pepco Holdings, Inc.	853,763	16,153,196

Pinnacle West Capital Corp.	129,797	6,275,685

Portland General Electric Co.	664,980	17,176,433

PPL Corp.	304,764	8,335,295

Progress Energy, Inc.	67,476	3,591,073

Southern Co. (The)	411,080	18,885,015

		180,108,617

Gas Utilities–6.50%
AGL Resources Inc.	244,721	9,649,349

Atmos Energy Corp.	116,010	3,779,606

ONEOK, Inc.	30,607	2,628,835

UGI Corp.	259,159	7,562,260

		23,620,050

Independent Power Producers & Energy Traders–5.14%
Calpine Corp.(b)	561,307	10,524,506

NRG Energy, Inc.(b)	480,236	8,164,012

		18,688,518

Integrated Telecommunication Services–4.70%
AT&T Inc.	137,081	4,511,336

CenturyLink Inc.	136,213	5,252,373

Verizon Communications Inc.	180,847	7,302,602

		17,066,311

Multi-Utilities–30.83%
CMS Energy Corp.	168,165	3,866,113

Consolidated Edison, Inc.	46,700	2,776,315

Dominion Resources, Inc.	300,773	15,697,343

DTE Energy Co.	130,388	7,351,276

National Grid PLC (United Kingdom)	1,729,948	18,687,583

NiSource Inc.	186,614	4,600,035

PG&E Corp.	230,062	10,164,139

Public Service Enterprise Group Inc.	212,861	6,630,620

Sempra Energy	202,077	13,082,465

TECO Energy, Inc.	661,794	11,925,528

Xcel Energy, Inc.	635,375	17,193,248

		111,974,665

Total Common Stocks (Cost $300,214,948)		351,458,161

Money Market Funds–3.00%
Liquid Assets Portfolio–Institutional Class(c)	5,452,979	5,452,979

Premier Portfolio–Institutional Class(c)	5,452,980	5,452,980

Total Money Market Funds (Cost $10,905,959)		10,905,959

TOTAL INVESTMENTS–99.75% (Cost $311,120,907)		362,364,120

OTHER ASSETS LESS LIABILITIES–0.25%		890,378

NET ASSETS–100.00%		$363,254,498

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Utilities Fund

Statement of Assets and Liabilities

April 30, 2012

Assets:
Investments, at value (Cost $300,214,948)	$351,458,161

Investments in affiliated money market funds, at value and cost	10,905,959

Total investments, at value (Cost $311,120,907)	362,364,120

Receivable for:
Investments sold	1,353,153

Fund shares sold	557,457

Dividends	332,300

Fund expenses absorbed	6,663

Investment for trustee deferred compensation and retirement plans	62,180

Other assets	35,741

Total assets	364,711,614

Liabilities:
Payable for:
Investments purchased	87,014

Fund shares reacquired	946,248

Accrued fees to affiliates	255,614

Accrued other operating expenses	53,042

Trustee deferred compensation and retirement plans	115,198

Total liabilities	1,457,116

Net assets applicable to shares outstanding	$363,254,498

Net assets consist of:
Shares of beneficial interest	$324,766,829

Undistributed net investment income	1,108,112

Undistributed net realized gain	(13,859,942)

Unrealized appreciation	51,239,499

$363,254,498

Net Assets:
Class A	$241,103,105

Class B	$18,620,305

Class C	$26,510,664

Class Y	$5,621,585

Investor Class	$62,706,643

Institutional Class	$8,692,196

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	14,241,954

Class B	1,097,450

Class C	1,549,585

Class Y	329,325

Investor Class	3,673,807

Institutional Class	512,984

Class A:
Net asset value per share	$16.93

Maximum offering price per share
(Net asset value of $16.93 divided by 94.50%)	$17.92

Class B:
Net asset value and offering price per share	$16.97

Class C:
Net asset value and offering price per share	$17.11

Class Y:
Net asset value and offering price per share	$17.07

Investor Class:
Net asset value and offering price per share	$17.07

Institutional Class:
Net asset value and offering price per share	$16.94

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Utilities Fund

Statement of Operations

For the year ended April 30, 2012

Investment income:
Dividends (net of foreign withholding taxes of $59,432)	$14,021,451

Dividends from affiliated money market funds	22,292

Total investment income	14,043,743

Expenses:
Advisory fees	2,646,895

Administrative services fees	131,275

Custodian fees	11,095

Distribution fees:
Class A	573,708

Class B	198,434

Class C	240,411

Investor Class	172,503

Transfer agent fees — A, B, C, Y and Investor	934,439

Transfer agent fees — Institutional	554

Trustees’ and officers’ fees and benefits	35,996

Other	193,413

Total expenses	5,138,723

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(198,598)

Net expenses	4,940,125

Net investment income	9,103,618

Realized and unrealized gain from:
Net realized gain (loss) from:
Investment securities	8,153,426

Foreign currencies	(20,105)

8,133,321

Change in net unrealized appreciation (depreciation) of:
Investment securities	6,156,460

Foreign currencies	(3,802)

6,152,658

Net realized and unrealized gain	14,285,979

Net increase in net assets resulting from operations	$23,389,597

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Utilities Fund

Statement of Changes in Net Assets

For the years ended April 30, 2012 and 2011

	2012	2011

Operations:
Net investment income	$9,103,618	$5,916,387

Net realized gain	8,133,321	8,944,092

Change in net unrealized appreciation	6,152,658	18,320,596

Net increase in net assets resulting from operations	23,389,597	33,181,075

Distributions to shareholders from net investment income:
Class A	(5,891,069)	(3,237,600)

Class B	(359,269)	(258,360)

Class C	(434,326)	(221,773)

Class Y	(90,371)	(31,103)

Investor Class	(1,763,095)	(1,478,651)

Institutional Class	(234,908)	(235,462)

Total distributions from net investment income	(8,773,038)	(5,462,949)

Share transactions–net:
Class A	99,559,351	(14,097,201)

Class B	4,250,140	(3,739,502)

Class C	12,055,371	(593,647)

Class Y	4,054,666	190,949

Investor Class	(701,118)	(6,818,934)

Institutional Class	505,107	(3,085,926)

Net increase (decrease) in net assets resulting from share transactions	119,723,517	(28,144,261)

Net increase (decrease) in net assets	134,340,076	(426,135)

Net assets:
Beginning of year	228,914,422	229,340,557

End of year (includes undistributed net investment income of $1,108,112 and $744,889, respectively)	$363,254,498	$228,914,422

Notes to Financial Statements

April 30, 2012

NOTE 1—Significant Accounting Policies

Invesco Utilities Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital and, secondarily, current income.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Investor Class and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or the about month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

12        Invesco Utilities Fund

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees

13        Invesco Utilities Fund

and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
K.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile.
The Fund may invest a large percentage of its assets in a limited number of securities or other instruments, which could negatively affect the value of the Fund.
The following factors may affect the Fund’s investments in the utilities sector: governmental regulation, economic factors, ability of the issuer to obtain financing, prices of natural resources and risks associated with nuclear power.

14        Invesco Utilities Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $350 million	0.75%

Next $350 million	0.65%

Next $1.3 billion	0.55%

Next $2 billion	0.45%

Next $2 billion	0.40%

Next $2 billion	0.375%

Over $8 billion	0.35%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective May 23, 2011, the Adviser has contractually agreed, through at least June 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares to 1.32%, 2.07%, 2.07%, 1.07%, 1.32% and 1.07%, respectively, of average daily net assets. Prior to May 23, 2011, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares to 2.00%, 2.75%, 2.75%, 1.75%, 2.00% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended April 30, 2012, the Adviser waived advisory fees $29,060 and reimbursed class level expenses of $111,342, $9,628, $11,664, $1,464 and $33,478 of Class A, Class B, Class C, Class Y and Investor Class shares, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended April 30, 2012, expenses incurred under the Plan are shown in the Statement of Operations as Distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended April 30, 2012, IDI advised the Fund that IDI retained $55,624 in front-end sales commissions from the sale of Class A shares and $190, $35,062 and $2,094 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

15        Invesco Utilities Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of April 30, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended April 30, 2012, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$362,364,120	$—	$—	$362,364,120

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended April 30, 2012, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,962.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended April 30, 2012, the Fund paid legal fees of $871 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended April 30, 2012 and 2011:

	2012	2011

Ordinary income	$8,773,038	$5,462,949

16        Invesco Utilities Fund

Tax Components of Net Assets at Period-End:

2012

Undistributed ordinary income	$1,216,937

Net unrealized appreciation — investments	50,818,824

Net unrealized appreciation (depreciation) — other investments	(3,714)

Temporary book/tax differences	(108,825)

Capital loss carryforward	(13,435,553)

Shares of beneficial interest	324,766,829

Total net assets	$363,254,498

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $8,078,546 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of April 30, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

April 30, 2017	$7,537,122	$—	$7,537,122

April 30, 2018	5,898,431	—	5,898,431

Total capital loss carryforward	$13,435,553	$—	$13,435,553

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of May 23, 2011, the date of the reorganization of Invesco Van Kampen Utility Fund into the Fund are realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2012 was $55,800,529 and $40,224,312, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$58,374,737

Aggregate unrealized (depreciation) of investment securities	(7,555,913)

Net unrealized appreciation of investment securities	$50,818,824

Cost of investments for tax purposes is $311,545,296.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and litigation settlements, on April 30, 2012, undistributed net investment income was increased by $36,104 and undistributed net realized gain was decreased by $36,104. Further, as a result of tax deferrals acquired in the reorganization of Invesco Van Kampen Utility Fund into the Fund, undistributed net investment income was decreased by $3,461, undistributed net realized gain was decreased by $13,979,405 and shares of beneficial interest was increased by $13,982,866. These reclassifications had no effect on the net assets of the Fund.

17        Invesco Utilities Fund

NOTE 10—Share Information

	Summary of Share Activity

	Year ended April 30,
	2012(a)		2011
	Shares	Amount	Shares	Amount

Sold:
Class A	3,541,640	$57,590,835	647,274	$9,427,309

Class B	207,178	3,398,880	93,386	1,341,429

Class C	620,880	10,216,335	181,355	2,706,814

Class Y	357,217	5,912,838	41,213	625,869

Investor Class	2,852,701	46,829,171	231,583	3,420,383

Institutional Class	101,093	1,649,716	85,983	1,246,595

Issued as reinvestment of dividends:
Class A	329,993	5,364,850	201,237	2,918,845

Class B	20,542	334,541	16,279	236,504

Class C	23,778	391,063	13,979	205,049

Class Y	4,951	81,618	1,804	26,446

Investor Class	102,174	1,671,736	94,984	1,389,313

Institutional Class	14,311	232,691	16,282	235,454

Issued in connection with acquisitions:(b)
Class A	5,771,955	95,030,805	—	—

Class B	548,086	9,040,291	—	—

Class C	512,232	8,517,635	—	—

Class Y	18,025	299,246	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	239,345	3,926,627	140,063	2,072,116

Class B	(238,955)	(3,926,627)	(139,735)	(2,072,116)

Reacquired:
Class A	(3,821,648)	(62,353,766)	(1,941,382)	(28,515,471)

Class B	(282,113)	(4,596,945)	(222,969)	(3,245,319)

Class C	(428,603)	(7,069,662)	(237,345)	(3,505,510)

Class Y	(136,238)	(2,239,036)	(31,031)	(461,366)

Investor Class	(2,969,799)	(49,202,025)	(785,383)	(11,628,630)

Institutional Class	(85,361)	(1,377,300)	(321,724)	(4,567,975)

Net increase (decrease) in share activity	7,303,384	$119,723,517	(1,914,147)	$(28,144,261)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 18% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the opening of business on May 23, 2011, the Fund acquired all the net assets of Invesco Van Kampen Utility Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of the Target Fund on April 14, 2011. The acquisition was accomplished by a tax free exchange of 6,850,298 shares of the Fund for 5,962,860 shares outstanding of the Target Fund as of the close of business on May 20, 2011. Each class of the Target Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of the Target Fund to the net asset value of the Fund as of the close of business on May 20, 2011. The Target Fund’s net assets at that date of $112,887,977 including $13,509,797 of unrealized appreciation were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $254,710,579 and $367,598,556 subsequent to the acquisition.
The pro forma results of operations for the year ended April 30, 2012 assuming the reorganization had been completed on May 1, 2011, the beginning of the annual reporting period, are as follows:

Net investment income	$9,513,581

Net realized/unrealized gains	16,390,552

Change in net assets resulting from operations	$25,904,133

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Fund’s Statement of Operations since May 23, 2011.

18        Invesco Utilities Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net		Ratio of net
	Net asset	Net	on securities			Dividends					net assets		assets without		investment
	value,	investment	(both		Total from	from net	Net asset			Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and		investment	investment	value, end	Total		end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)		operations	income	of period	return(b)		(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 04/30/12	$16.18	$0.43	$0.73		$1.16	$(0.41)	$16.93	7.31%		$241,103	1.32	%(d)	1.37	%(d)	2.66	%(d)	14%
Year ended 04/30/11	14.28	0.40	1.87		2.27	(0.37)	16.18	16.24		132,403	1.45		1.46		2.75		17
One month ended 04/30/10	14.00	0.01	0.27		0.28	—	14.28	2.00		130,406	1.49	(e)	1.50	(e)	0.53	(e)	0
Year ended 03/31/10	11.57	0.34	2.43		2.77	(0.34)	14.00	24.06		129,685	1.53		1.54		2.58		14
Year ended 03/31/09	17.89	0.35	(6.29	)(f)	(5.94)	(0.38)	11.57	(33.56	)(f)	118,328	1.48		1.50		2.26		5
Year ended 03/31/08	18.15	0.32	(0.27)		0.05	(0.31)	17.89	0.20		214,352	1.31		1.34		1.69		25

Class B
Year ended 04/30/12	16.22	0.31	0.73		1.04	(0.29)	16.97	6.50		18,620	2.07	(d)	2.12	(d)	1.91	(d)	14
Year ended 04/30/11	14.31	0.29	1.88		2.17	(0.26)	16.22	15.42		13,669	2.20		2.21		2.00		17
One month ended 04/30/10	14.04	(0.00)	0.27		0.27	—	14.31	1.92		15,680	2.24	(e)	2.25	(e)	(0.22	)(e)	0
Year ended 03/31/10	11.60	0.24	2.44		2.68	(0.24)	14.04	23.19		15,828	2.28		2.29		1.83		14
Year ended 03/31/09	17.95	0.24	(6.32	)(f)	(6.08)	(0.27)	11.60	(34.12	)(f)	18,254	2.23		2.25		1.51		5
Year ended 03/31/08	18.21	0.18	(0.27)		(0.09)	(0.17)	17.95	(0.53)		47,990	2.06		2.09		0.94		25

Class C
Year ended 04/30/12	16.36	0.31	0.73		1.04	(0.29)	17.11	6.46		26,511	2.07	(d)	2.12	(d)	1.91	(d)	14
Year ended 04/30/11	14.43	0.30	1.90		2.20	(0.27)	16.36	15.45		13,433	2.20		2.21		2.00		17
One month ended 04/30/10	14.15	(0.00)	0.28		0.28	—	14.43	1.98		12,457	2.24	(e)	2.25	(e)	(0.22	)(e)	0
Year ended 03/31/10	11.70	0.25	2.45		2.70	(0.25)	14.15	23.09		12,723	2.28		2.29		1.83		14
Year ended 03/31/09	18.09	0.24	(6.36	)(f)	(6.12)	(0.27)	11.70	(34.06	)(f)	11,817	2.23		2.25		1.51		5
Year ended 03/31/08	18.35	0.18	(0.27)		(0.09)	(0.17)	18.09	(0.52)		23,176	2.06		2.09		0.94		25

Class Y
Year ended 04/30/12	16.32	0.48	0.73		1.21	(0.46)	17.07	7.54		5,622	1.07	(d)	1.12	(d)	2.91	(d)	14
Year ended 04/30/11	14.40	0.44	1.89		2.33	(0.41)	16.32	16.56		1,393	1.20		1.21		3.00		17
One month ended 04/30/10	14.11	0.01	0.28		0.29	—	14.40	2.06		1,057	1.24	(e)	1.25	(e)	0.78	(e)	0
Year ended 03/31/10	11.67	0.39	2.43		2.82	(0.38)	14.11	24.26		1,038	1.28		1.29		2.83		14
Year ended 03/31/09(g)	14.51	0.15	(2.77	)(f)	(2.62)	(0.22)	11.67	(18.13	)(f)	300	1.46	(e)	1.47	(e)	2.28	(e)	5

Investor Class
Year ended 04/30/12	16.32	0.44	0.73		1.17	(0.42)	17.07	7.28		62,707	1.32	(d)	1.37	(d)	2.66	(d)	14
Year ended 04/30/11	14.40	0.41	1.89		2.30	(0.38)	16.32	16.27		60,196	1.45		1.46		2.75		17
One month ended 04/30/10	14.11	0.01	0.28		0.29	—	14.40	2.06		59,707	1.49	(e)	1.50	(e)	0.53	(e)	0
Year ended 03/31/10	11.67	0.35	2.44		2.79	(0.35)	14.11	23.96		59,381	1.53		1.54		2.58		14
Year ended 03/31/09	18.04	0.35	(6.34	)(f)	(5.99)	(0.38)	11.67	(33.54	)(f)	53,227	1.48		1.50		2.26		5
Year ended 03/31/08	18.30	0.32	(0.27)		0.05	(0.31)	18.04	0.22		95,682	1.31		1.34		1.69		25

Institutional Class
Year ended 04/30/12	16.19	0.51	0.72		1.23	(0.48)	16.94	7.77		8,692	0.85	(d)	0.86	(d)	3.13	(d)	14
Year ended 04/30/11	14.28	0.48	1.88		2.36	(0.45)	16.19	16.94		7,820	0.93		0.94		3.27		17
One month ended 04/30/10	14.00	0.01	0.27		0.28	—	14.28	2.00		10,034	0.98	(e)	0.99	(e)	1.04	(e)	0
Year ended 03/31/10	11.57	0.42	2.43		2.85	(0.42)	14.00	24.75		9,934	0.97		0.98		3.14		14
Year ended 03/31/09	17.89	0.42	(6.29	)(f)	(5.87)	(0.45)	11.57	(33.24	)(f)	9,228	1.00		1.01		2.74		5
Year ended 03/31/08	18.15	0.40	(0.27)		0.13	(0.39)	17.89	0.63		18,522	0.89		0.89		2.11		25

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ending April 30, 2012, the portfolio turnover calculation excludes the value of securities purchased of $95,656,625 and sold of $8,278,596 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen Utility Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s) of $229,483, $19,843, $24,041, $3,017, $69,001 and $7,983 for Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares, respectively.
(e)	Annualized.
(f)	Includes litigation proceeds received during the period. Had the litigation proceeds not been received, net gains (losses) on securities (both realized and unrealized) per share would have been $(6.39), $(6.42), $(6.46), $(2.83), $(6.44) and $(6.39) for Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares respectively, and total returns would have been lower.
(g)	Commencement date of October 3, 2008.

19        Invesco Utilities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)
and Shareholders of Invesco Utilities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Utilities Fund (one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at April 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

June 21, 2012
Houston, TX

20        Invesco Utilities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2011 through April 30, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(11/01/11)	(04/30/12)[1]	Period[2]	(04/30/12)	Period[2]	Ratio
A	$1,000.00	$1,035.90	$6.61	$1,018.37	$6.55	1.31%

B	1,000.00	1,032.00	10.39	1,014.64	10.30	2.06

C	1,000.00	1,032.40	10.38	1,014.64	10.29	2.06

Y	1,000.00	1,037.00	5.34	1,019.62	5.30	1.06

Investor	1,000.00	1,035.70	6.61	1,018.37	6.55	1.31

Institutional	1,000.00	1,037.70	4.25	1,020.69	4.22	0.84

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2011 through April 30, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

21        Invesco Utilities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2012:

Federal and State Income Tax

Qualified Dividend Income*	90.46%
Corporate Dividends Received Deduction*	100.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

22        Invesco Utilities Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in	Other
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	133	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	133	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	151	Director of the Abraham Lincoln Presidential Library Foundation.

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	133	ACE Limited (insurance company); and Investment Company Institute

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1        Invesco Utilities Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in	Other
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	151	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	133	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	133	Chairman, Board of Governors, Western Golf Association, Chairman-elect, Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	151	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	133	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	133	Insperity (formerly known as Administaff)

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	133	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	133	None

T-2        Invesco Utilities Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in	Other
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees

Larry Soll — 1942 Trustee	1997	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	133	None

Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	151	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	133	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Assurance Officer, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

T-3        Invesco Utilities Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in	Other
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust).	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).	N/A	N/A

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4        Invesco Utilities Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
      Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
      Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-03826 and 002-85905.
      A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
      Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
      Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

I-UTI-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	April 30, 2012

Invesco Van Kampen American Value Fund
Nasdaq:
A: MSAVX ▪ B: MGAVX ▪ C: MSVCX ▪ R: MSARX ▪ Y: MSAIX ▪ Institutional: MSAJX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
21	Financial Highlights
22	Auditor’s Report
23	Fund Expenses
24	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
This annual report provides important information about your Fund, including its long-term performance. I encourage you to read this report to learn more about how your Fund is managed, what it invests in and why it performed as it did. Also, this report includes information about your Fund’s management team and a listing of investments held by your Fund at the close of the reporting period.
     As we’ve seen often in recent years, market sentiment can change suddenly and dramatically – and certainly without advance notice – depending on economic developments and world events. Similarly, your own situation, needs and goals can change, requiring adjustments in your financial strategy.
     That’s why you may find it helpful to stay in touch with your financial adviser on a regular basis. He or she can explain how your investments performed in the last year and over the longer term – keeping in mind that past performance cannot guarantee comparable future results. It’s important to remember that an investment’s long-term performance is more important than its short-term performance. In evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our portfolio managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
Financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our portfolio managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be – according to your Fund’s objective and strategies.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser should be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Van Kampen American Value Fund

Bruce Crockett
Dear Fellow Shareholders:
As always, the Invesco Funds Board of Trustees remains committed to putting your interests first. We’ve continued to work to ensure that the depth and breadth of our fund offerings and their cost to shareholders remain highly competitive. We’ve also worked to manage costs, and this remains a continuing focus of your Board. We continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Across the globe, demographic and economic trends are profoundly reshaping the world’s wealth. Emerging markets such as China, India, Brazil and Russia are experiencing tremendous growth. China is now the world’s second-largest economy. Meanwhile, established markets such as the US and Europe are struggling with debt issues and experiencing much lower rates of growth. We all know the US is a consumer-driven market and that consumers face numerous headwinds, including elevated energy prices, a dismal housing market and high unemployment.
     This dynamic, challenging market and economic environment underscores once again the value of maintaining a well-diversified investment portfolio. Obviously, none of us can control the markets or global economic trends. However, working with an adviser, we can create a portfolio of funds that may help us meet our financial objectives while taking into account our individual tolerance for risk. Adopting a disciplined approach to saving and investing may help provide the funds needed to buy a house, pay for our children’s education and provide for a comfortable retirement.
     Now is a perfect time to sit down with your financial adviser and review your situation to make sure your portfolio is aligned with your investment objectives. He or she can provide insights into the performance of your existing investments and make suggestions for repositioning your portfolio for the years ahead. You’ll want to stay informed regarding the markets and keep up to date with news that affects your investment portfolio. Invesco’s website, invesco.com/us, provides a wealth of information about your investments and news regarding global markets.
     I would like to close by thanking Bob Baker for his distinguished 30-year service with the Invesco Funds Board and his unflagging commitment to our funds’ shareholders. As always, I encourage you to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We appreciate the opportunity to represent and serve you.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3 Invesco Van Kampen American Value Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended April 30, 2012, Invesco Van Kampen American Value Fund, at net asset value, outperformed the Russell Midcap Value Index, the Fund’s style-specific benchmark. As the Fund uses a bottom-up stock selection approach, stock selection in sectors such as energy, industrials and information technology was the primary reason the Fund outperformed its style-specific benchmark
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 4/30/11 to 4/30/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.76%

Class B Shares	3.84

Class C Shares	3.01

Class R Shares	3.48

Class Y Shares	4.01

Institutional Class Shares	4.29

S&P 500 Index▼ (Broad Market Index)	4.73

Russell Midcap Value Index▼ (Style-Specific Index)	-0.81

Lipper Mid-Cap Value Funds Index▼ (Peer Group Index)	-2.54

Source: ▼Lipper Inc.

How we invest
We call our investment philosophy “value with a catalyst.” We believe undervalued companies that are experiencing positive changes (i.e., “catalysts”) have the potential to generate long-term stock price growth for shareholders. We generally seek to identify companies that are out of favor with investors, under-earning relative to their potential and attractively valued. For these companies, we attempt to identify catalysts that may improve the financial results and/or correct the undervaluation. Examples of catalysts typically include improved operational efficiency, changing industry dynamics and a change in management.
     We initially identify potential investments through a series of quantitative screens including, but not limited to, return on capital and enterprise value to sales metrics. We then conduct fundamental research on the most attractive opportunities. The research process includes a thorough review of a company’s financial statements, an evaluation of its competitive position and stability, and meetings with its executives. During the research process, we also value the company under various scenarios to determine if the investment is an attractive opportunity relative to its risks. This is also where we typically identify the positive catalyst, a prerequisite for potential investment. Finally, we generally set a price target for a stock based on normalized earnings and historical valuation multiples.
     In short, our goal is to exploit negative sentiment toward a company’s stock by analyzing the company’s operations in the context of a cyclical environment and identifying one or more catalysts that may improve the company’s financial performance. Improved financial performance, in turn, has the potential to drive the company’s stock price higher.

     We typically sell an investment when it reaches our estimate of fair value or when we identify a more attractive investment opportunity.

Market conditions and your Fund
The fiscal year began with increased volatility and significant macroeconomic distortions due to civil unrest in Egypt and Libya, flooding in Australia and the devastating earthquake and tsunami in Japan that occurred earlier in 2011. Corporate earnings remained strong with largely positive surprises, but were often overshadowed by investor concerns about continuing high unemployment and soft housing data. However, major equity indexes sold off precipitously in August as the US government struggled to raise the nation’s debt ceiling, and the credit rating agency Standard & Poor’s announced the first-ever downgrade to long-term US government debt. Uncertainty created by the downgrade, combined with the continuing saga surrounding the debt crisis in the eurozone, reignited fears of a global recession, which caused market volatility through the end of 2011. However, the new year brought new economic data showing slightly improving fundamentals, along with improving sentiment in Europe regarding resolution to their debt crisis, causing the US equity markets to provide the highest level of return since 2009.1 In April, the familiar uncertainty of health care reform legality and looming US debt limits again resurfaced, and markets pulled back somewhat without a catalyst to drive them forward.
     Results were mixed among the sectors of the Russell Midcap Value Index, with sectors such as energy and telecommunications posting double digit negative returns, while sectors such as utilities, consumer staples and consumer discretionary fared better, posting positive returns.

Portfolio Composition
By sector

Financials	18.6%

Information Technology	12.7

Consumer Discretionary	12.3

Materials	7.6

Industrials	7.3

Energy	7.1

Utilities	6.8

Health Care	6.5

Consumer Staples	6.0

Telecommunication Services	3.2

Money Market Funds
Plus Other Assets Less Liabilities	11.9

Top 10 Equity Holdings*

1.	Edison International	3.4%

2.	Newell Rubbermaid, Inc.	3.3

3.	Fidelity National Information Services, Inc.	3.3

4.	TW Telecom, Inc.	3.2

5.	Snap-on Inc.	3.1

6.	W.R. Grace & Co.	3.0

7.	Mohawk Industries, Inc.	2.8

8.	Marsh & McLennan Cos., Inc.	2.8

9.	Zebra Technologies Corp. – Class A	2.7

10.	ACE Ltd.	2.7

Total Net Assets	$1.1 billion

Total Number of Holdings*	45
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4 Invesco Van Kampen American Value Fund

     The largest contributor to relative Fund performance versus the Russell Midcap Value Index was the energy sector. Although the Fund was overweight in this sector, stock selection drove relative performance. El Paso Energy was a top performer as investors welcomed the news that the company will spin off its exploration and production business, while retaining its core pipeline business. Additionally, in October, Kinder Morgan (not a Fund holding) announced they would acquire El Paso at a significant premium. Another top performer in the energy sector was Williams Companies, with its stock price benefiting from strong financials.
     Select holdings in the materials sector also contributed to relative Fund performance. The Fund had an overweight exposure to this sector, and stock selection helped drive returns. Cyclical stocks performed well in the materials sector, and the economy showed signs of strengthening. W. R. Grace, a chemical supplier for refineries, was a top performer due to positive earnings revisions. Valspar, a paint and coatings manufacturer, was also a top performer within this sector as the stock performed well, and we had a meaningful overweight exposure versus the style-specific benchmark.
     In general, financial stocks performed poorly during the reporting period. The Fund had an underweight exposure to the financials sector relative to the Russell Midcap Value Index. Our financials stocks provided a slightly positive relative contribution versus a negative return for those of the index.
     Finally, strong stock selection in the industrials sector helped relative Fund performance. Notably, Goodrich (no longer held by the Fund) was the largest contributor within this sector. The company’s stock rallied on news of a takeover by United Technologies (not a Fund holding), posting double-digit gains for the quarter.
     In terms of detractors, weak stock selection in the consumer staples sector also negatively affected relative Fund performance. Avon Products, the sector’s largest detractor, performed poorly during the reporting period because of potentially slower sales resulting from the economic slowdown in Europe, coupled with the company’s announced search for a replacement CEO. The stock rallied during April 2012, as rival beauty products firm, Coty (not a Fund holding), announced a takeover bid of Avon, although the holding was still a detractor for the reporting period.
     Stock selection in the consumer discretionary sector also dampened Fund performance versus the style-specific benchmark. Staples, an office supplies distributor, continued to post disappointing earnings and revenues as sales lagged due to high unemployment and lack of hiring. Whirlpool (no longer a Fund holding at the end of the reporting period) also detracted from relative Fund performance due to weak demand from consumers.
     Equity markets experienced continued market volatility during the period covered by this report. During the reporting period, we sold El Paso Energy, as it reached our estimate of fair value once the stock rallied due to an announcement in October 2011 of an acquisition by Kinder Morgan, at a significant premium. We also trimmed select holdings in the consumer staples and consumer discretionary sectors. We continue to look for market pullbacks as investment opportunities to put cash to work for our shareholders.
     Thank you for investing in Invesco Van Kampen American Value Fund.
1 Source: Morningstar
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Thomas Copper
Chartered Financial Analyst, portfolio manager, is co-lead manager of Invesco Van Kampen American Value Fund. He joined Invesco in 2010. Mr. Copper earned a B.A. in economics and political science from Tulane University and an M.B.A. from Baylor University.
John Mazanec
Portfolio manager, is co-lead manager of Invesco Van Kampen American Value Fund. He joined Invesco in 2010. Mr. Mazanec earned a B.S. from DePauw University and an M.B.A. from Harvard University.

Sergio Marcheli
Portfolio manager, is manager of Invesco Van Kampen American Value Fund. He joined Invesco in 2010. Mr. Marcheli earned a B.B.A. from the University of Houston and an M.B.A. from the University of St. Thomas.

5 Invesco Van Kampen American Value Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es)
Fund and index data from 4/30/02*

*	During the reporting period, Invesco changed its policy regarding growth of $10,000 charts. For funds older than 10 years, we previously showed performance since inception. Going forward, we will show performance for the most recent 10 years, since this more accurately reflects the experience of the typical shareholder. As a result, charts now may include benchmarks that did not appear previously, because the funds’ inception predated the benchmarks’ inception. Also, all charts will now be presented using a linear format.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including
6 Invesco Van Kampen American Value Fund
management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;
performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns
As of 4/30/12, including maximum applicable sales charges

Class A Shares

Inception (10/18/93)		8.97%

10	Years	6.96

5	Years	1.81

1	Year	-1.95

Class B Shares

Inception (8/1/95)		8.87%

10	Years	7.18

5	Years	2.47

1	Year	-1.16

Class C Shares

Inception (10/18/93)		8.51%

10	Years	6.84

5	Years	2.21

1	Year	2.01

Class R Shares

Inception (3/20/07)		3.43%

5	Years	2.71

1	Year	3.48

Class Y Shares

Inception (2/7/06)		6.29%

5	Years	3.22

1	Year	4.01

Institutional Class Shares

10	Years	7.66%

5	Years	3.15

1	Year	4.29
Effective June 1, 2010, Class A, Class B, Class C, Class I and Class R shares of the predecessor fund, Van Kampen American Value Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C, Class Y and Class R shares, respectively, of Invesco Van Kampen American Value Fund. Returns shown above for Class A, Class B, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen American Value Fund. Share class returns will differ from the predecessor fund because of different expenses.
     Institutional Class shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
7 Invesco Van Kampen American Value Fund

Average Annual Total Returns
As of 3/31/12, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (10/18/93)		8.94%

10	Years	6.70

5	Years	2.29

1	Year	-1.41

Class B Shares

Inception (8/1/95)		8.85%

10	Years	6.92

5	Years	2.95

1	Year	-0.53

Class C Shares

Inception (10/18/93)		8.49%

10	Years	6.57

5	Years	2.71

1	Year	2.63

Class R Shares

Inception (3/20/07)		3.27%

5	Years	3.21

1	Year	4.08

Class Y Shares

Inception (2/7/06)		6.18%

5	Years	3.72

1	Year	4.58

Institutional Class Shares

10	Years	7.39%

5	Years	3.63

1	Year	4.87
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.27%, 1.27%, 1.99%, 1.52%, 1.02% and 0.80%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Invesco Van Kampen American Value Fund’s investment objective is to seek to provide a high total return by investing in equity securities of small- to medium-sized corporations.
■	Unless otherwise stated, information presented in this report is as of April 30, 2012, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased for new or additional investments. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other funds. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security.

■	Small and medium capitalization companies risk. Small and medium capitalization companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or few key people. The market movements of equity securities of small and medium capitalization companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general and small capitalization companies, in particular, are generally less liquid than equity securities of larger companies.

■	Investing in value stocks risk. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks can continue to be undervalued for long periods of time and may not ever realize their full value.

■	Foreign risk. The risks of investing in securities of foreign issuers, including emerging market issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.

■	Investing in REITs risk. Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and other expenses. REITs may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.

■	Derivatives risk. Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the instruments may not be liquid.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.

■	The Russell Midcap® Value Index is an unmanaged index considered representative of mid-cap value stocks. The
Russell Midcap Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Mid-Cap Value Funds Index is an unmanaged index considered representative of mid-cap value funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	MSAVX
Class B Shares	MGAVX
Class C Shares	MSVCX
Class R Shares	MSARX
Class Y Shares	MSAIX
Institutional Class Shares	MSAJX

8 Invesco Van Kampen American Value Fund

Schedule of Investments(a)

April 30, 2012

	Shares	Value

Common Stocks & Other Equity Interests–87.18%
Alternative Carriers–3.24%
TW Telecom, Inc.(b)	1,681,186	$36,616,231

Asset Management & Custody Banks–2.31%
Northern Trust Corp.	548,381	26,097,452

Communications Equipment–1.10%
Juniper Networks, Inc.(b)	577,919	12,384,804

Computer Hardware–2.17%
Diebold, Inc.	621,711	24,526,499

Data Processing & Outsourced Services–3.34%
Fidelity National Information Services, Inc.	1,120,265	37,719,323

Diversified Banks–1.96%
Comerica, Inc.	691,518	22,142,406

Electric Utilities–3.44%
Edison International	881,664	38,802,033

Electronic Manufacturing Services–1.48%
Flextronics International Ltd. (Singapore)(b)	2,506,615	16,694,056

Food Distributors–1.11%
Sysco Corp.	433,979	12,541,993

Food Retail–0.88%
Safeway, Inc.	486,943	9,899,551

Health Care Facilities–4.67%
Brookdale Senior Living Inc.(b)	1,309,224	24,888,348

HealthSouth Corp.(b)	1,240,828	27,782,139

		52,670,487

Heavy Electrical Equipment–2.23%
Babcock & Wilcox Co. (The)(b)	1,024,536	25,203,586

Home Furnishings–2.76%
Mohawk Industries, Inc.(b)	465,108	31,171,538

Housewares & Specialties–3.34%
Newell Rubbermaid, Inc.	2,074,634	37,758,339

Industrial Machinery–4.16%
Ingersoll-Rand PLC (Ireland)	269,916	11,476,828

Snap-on Inc.	566,513	35,429,723

		46,906,551

Insurance Brokers–4.74%
Marsh & McLennan Cos., Inc.	928,246	31,049,829

Willis Group Holdings PLC (Ireland)	614,811	22,416,009

		53,465,838

Integrated Oil & Gas–1.72%
Murphy Oil Corp.	354,001	19,459,435

Investment Banking & Brokerage–0.48%
Charles Schwab Corp. (The)	378,971	5,419,285

Life Sciences Tools & Services–0.95%
PerkinElmer, Inc.	388,804	10,730,991

Motorcycle Manufacturers–1.71%
Harley-Davidson, Inc.	369,031	19,311,392

Multi-Utilities–3.37%
CenterPoint Energy, Inc.	940,864	19,014,861

Wisconsin Energy Corp.	517,795	19,075,568

		38,090,429

Office Electronics–2.68%
Zebra Technologies Corp.–Class A(b)	779,556	30,238,977

Oil & Gas Exploration & Production–3.19%
Newfield Exploration Co.(b)	159,490	5,725,691

Pioneer Natural Resources Co.	178,481	20,671,669

WPX Energy Inc.(b)	546,080	9,594,626

		35,991,986

Oil & Gas Storage & Transportation–2.18%
Williams Cos., Inc. (The)	722,764	24,595,659

Packaged Foods & Meats–2.62%
ConAgra Foods, Inc.	1,145,198	29,569,012

Paper Packaging–3.98%
Sealed Air Corp.	1,176,927	22,573,460

Sonoco Products Co.	673,630	22,317,362

		44,890,822

Personal Products–1.34%
Avon Products, Inc.	701,080	15,143,328

Property & Casualty Insurance–2.66%
ACE Ltd. (Switzerland)	395,023	30,009,897

Regional Banks–4.70%
BB&T Corp.	850,682	27,255,851

Wintrust Financial Corp.	714,508	25,815,174

		53,071,025

Restaurants–2.11%
Darden Restaurants, Inc.	475,615	23,818,799

Retail REIT’s–1.70%
Weingarten Realty Investors	724,151	19,233,451

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen American Value Fund

	Shares	Value

Specialty Chemicals–3.60%
Valspar Corp. (The)	137,311	$7,023,458

W.R. Grace & Co.(b)	562,973	33,558,820

		40,582,278

Specialty Stores–2.40%
Staples, Inc.	1,756,637	27,052,210

Systems Software–1.96%
BMC Software, Inc.(b)	536,249	22,125,634

Trucking–0.90%
Swift Transportation Co.(b)	968,659	10,161,233

Total Common Stocks & Other Equity Interests (Cost $857,862,243)		984,096,530

Preferred Stock–0.90%
Health Care Facilities–0.90%
HealthSouth Corp., Series A, $65.00 Conv. Pfd. (Cost $8,253,529)	9,900	10,174,725

Money Market Funds–11.81%
Liquid Assets Portfolio–Institutional Class(c)	66,667,340	66,667,340

Premier Portfolio–Institutional Class(c)	66,667,340	66,667,340

Total Money Market Funds (Cost $133,334,680)		133,334,680

TOTAL INVESTMENTS–99.89% (Cost $999,450,452)		1,127,605,935

OTHER ASSETS LESS LIABILITIES–0.11%		1,208,462

NET ASSETS–100.00%		$1,128,814,397

Investment Abbreviations:

Conv.	– Convertible
Pfd.	– Preferred
REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen American Value Fund

Statement of Assets and Liabilities

April 30, 2012

Assets:
Investments, at value (Cost $866,115,772)	$994,271,255

Investments in affiliated money market funds, at value and cost	133,334,680

Total investments, at value (Cost $999,450,452)	1,127,605,935

Receivable for:
Investments sold	11,079,941

Fund shares sold	3,861,169

Dividends	896,848

Investment for trustee deferred compensation and retirement plans	40,896

Other assets	43,827

Total assets	1,143,528,616

Liabilities:
Payable for:
Investments purchased	10,529,793

Fund shares reacquired	3,160,703

Accrued fees to affiliates	735,971

Accrued other operating expenses	187,113

Trustee deferred compensation and retirement plans	100,639

Total liabilities	14,714,219

Net assets applicable to shares outstanding	$1,128,814,397

Net assets consist of:
Shares of beneficial interest	$1,058,787,180

Undistributed net investment income	2,368,262

Undistributed net realized gain (loss)	(60,496,528)

Unrealized appreciation	128,155,483

$1,128,814,397

Net Assets:
Class A	$700,857,207

Class B	$43,561,346

Class C	$76,052,962

Class R	$36,695,106

Class Y	$259,307,660

Institutional Class	$12,340,116

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	22,684,817

Class B	1,547,741

Class C	2,745,188

Class R	1,188,569

Class Y	8,363,111

Institutional Class	397,794

Class A:
Net asset value per share	$30.90

Maximum offering price per share
(Net asset value of $30.90 divided by 94.50%)	$32.70

Class B:
Net asset value and offering price per share	$28.15

Class C:
Net asset value and offering price per share	$27.70

Class R:
Net asset value and offering price per share	$30.87

Class Y:
Net asset value and offering price per share	$31.01

Institutional Class:
Net asset value and offering price per share	$31.02

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen American Value Fund

Statement of Operations

For the year ended April 30, 2012

Investment income:
Dividends	$15,656,633

Dividends from affiliated money market funds	78,111

Total investment income	15,734,744

Expenses:
Advisory fees	6,162,181

Administrative services fees	247,402

Custodian fees	16,839

Distribution fees:

Class A	1,498,048

Class B	96,111

Class C	670,655

Class R	122,206

Transfer agent fees — A, B, C, R and Y	2,207,676

Transfer agent fees — Institutional	4,884

Trustees’ and officers’ fees and benefits	57,394

Other	461,180

Total expenses	11,544,576

Less: Fees waived and expense offset arrangement(s)	(88,444)

Net expenses	11,456,132

Net investment income	4,278,612

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	64,190,839

Option contracts written	1,047,596

65,238,435

Change in net unrealized appreciation (depreciation) of:
Investment securities	(45,785,897)

Option contracts written	1,036,509

(44,749,388)

Net realized and unrealized gain	20,489,047

Net increase in net assets resulting from operations	$24,767,659

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen American Value Fund

Statement of Changes in Net Assets

For the year ended April 30, 2012, the period July 1, 2010 to April 30, 2011 and the year ended June 30, 2010

		Ten months
	Year ended	ended	Year ended
	April 30,	April 30,	June 30,
	2012	2011	2010

Operations:
Net investment income	$4,278,612	$1,456,613	$2,535,562

Net realized gain	65,238,435	36,371,018	49,893,610

Change in net unrealized appreciation (depreciation)	(44,749,388)	143,461,327	80,978,189

Net increase in net assets resulting from operations	24,767,659	181,288,958	133,407,361

Distributions to shareholders from net investment income:
Class A	(1,844,303)	(695,973)	(2,484,527)

Class B	(143,539)	(12,844)	(146,581)

Class C	—	—	(18,616)

Class R	(13,130)	(1,526)	(22,038)

Class Y	(644,476)	(82,850)	(116,335)

Institutional Class	(49,930)	(2,927)	(11)

Total distributions from net investment income	(2,695,378)	(796,120)	(2,788,108)

Share transactions–net:
Class A	138,013,689	(47,249,197)	(57,254,421)

Class B	5,476,959	(6,956,116)	(6,236,507)

Class C	28,052,556	(4,651,257)	(3,424,520)

Class R	17,600,497	900,661	7,020,443

Class Y	217,540,193	20,088,726	(97,400)

Institutional Class	11,198,089	(2,740,068)	2,592,095

Net increase (decrease) in net assets resulting from share transactions	417,881,983	(40,607,251)	(57,400,310)

Net increase in net assets	439,954,264	139,885,587	73,218,943

Net assets:
Beginning of period	688,860,133	548,974,546	475,755,603

End of period (includes undistributed net investment income of $2,368,262, $803,689 and $113,196, respectively)	$1,128,814,397	$688,860,133	$548,974,546

Notes to Financial Statements

April 30, 2012

NOTE 1—Significant Accounting Policies

Invesco Van Kampen American Value Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is to seek to provide a high total return by investing in equity securities of small- to medium-sized corporations.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.

13        Invesco Van Kampen American Value Fund

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

14        Invesco Van Kampen American Value Fund

D.	Distributions — Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Call Options Written and Purchased — The Fund may write and/or buy call options. A call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.
When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on these contracts are included in the Statement of Operation. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
J.	Put Options Purchased — The Fund may purchase put options including options on securities indexes and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Effective May 23, 2011, under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.72%

Next $535 million	0.715%

Next $31.965 billion	0.65%

Over $33 billion	0.64%

15        Invesco Van Kampen American Value Fund

  Prior to May 23, 2011, the Fund paid an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $1 billion	0.72%

Over $1 billion	0.65%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective May 23, 2011, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 1.41%, 1.65% (after Rule 12b-1 fee limit), 2.16%, 1.66%, 1.16% and 1.16%, respectively, of average daily net assets. Prior to May 23, 2011, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 1.41%, 2.16%, 2.16%, 1.66%, 1.16% and 1.16%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under the expense limitation. Effective April 30, 2012, the Adviser has contractually agreed, through at least June 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed above) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 1.25%, 2.00%, 2.00%, 1.50%, 1.00% and 1.00%, respectively, of average daily net assets.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended April 30, 2012, the Adviser waived advisory fees of $86,322.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares, Class C shares and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets.
  Effective May 23, 2011, IDI has contractually agreed to limit Rule 12b-1 plan fees on Class B to 0.49% of average daily net assets, through at least June 30, 2012. IDI did not waive Rule 12b-1 plan fees under this limitation during the period.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
  For the year ended April 30, 2012, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees. Class B distribution fees were reduced by $19,557 during the period.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended April 30, 2012, IDI advised the Fund that IDI retained $142,041 in front-end sales commissions from the sale of Class A shares and $196, $60,592 and $2,946 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

16        Invesco Van Kampen American Value Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of April 30, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended April 30, 2012, there were no material transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$1,117,431,210	$10,174,725	$—	$1,127,605,935

NOTE 4—Derivative Investments

Effect of Derivative Instruments for the year ended April 30, 2012

The table below summarizes the gains on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on
Statement of Operations
Options*

Realized Gain
Equity risk	$1,047,596

Change in Unrealized Appreciation
Equity risk	$1,036,509

Total	$2,084,105

*	The average notional value of options outstanding during the period was $2,000,417.

Transactions During the Period
	Call Option Contracts
	Number of	Premiums
	Contracts	Received

Beginning of period	2,750	$379,741

Written	13,400	2,260,032

Closed	(14,800)	(2,451,808)

Expired	(1,350)	(187,965)

End of period	—	$—

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended April 30, 2012, the Fund engaged in securities purchases of $1,090,433.

17        Invesco Van Kampen American Value Fund

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended April 30, 2012, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,122.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended April 30, 2012, the Fund paid legal fees of $1,213 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended April 30, 2012, the Period July 1, 2010 to April 30, 2011 and the Year Ended June 30, 2010:

		Ten months
	Year ended	ended	Year ended
	April 30,	April 30,	June 30,
	2012	2011	2010

Ordinary income	$2,695,378	$796,120	$2,788,108

Tax Components of Net Assets at Period-End:

2012

Undistributed ordinary income	$2,463,605

Net unrealized appreciation — investments	126,756,321

Temporary book/tax differences	(95,343)

Capital loss carryforward	(59,097,366)

Shares of beneficial interest	1,058,787,180

Total net assets	$1,128,814,397

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and straddle loss deferral.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

18        Invesco Van Kampen American Value Fund

  The Fund utilized $65,551,620 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of April 30, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

April 30, 2018	$59,097,366	$—	$59,097,366

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of May 23, 2011, the date of the reorganizations of Invesco Mid-Cap Value Fund and Invesco Mid Cap Basic Value Fund into the Fund and April 30, 2012, the date of the reorganization of Invesco U.S. Mid Cap Value Fund into the Fund are realized on securities held in each fund at such date of reorganizations, the capital loss carryforward may be further limited for up to five years from the date of the reorganizations.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2012 was $180,012,806 and $217,357,443, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$161,104,533

Aggregate unrealized (depreciation) of investment securities	(34,348,212)

Net unrealized appreciation of investment securities	$126,756,321

Cost of investments for tax purposes is $1,000,849,614.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of proxy cost on April 30, 2012, undistributed net investment income was increased by $34,459, undistributed net realized gain (loss) was decreased by $1,514 and shares of beneficial interest decreased by $32,945. Further, as a result of tax deferrals acquired in the reorganization of Invesco Mid-Cap Value Fund, Invesco Mid Cap Basic Value Fund and Invesco U.S. Mid Cap Value Fund into the Fund, undistributed net investment income was decreased by $53,120, undistributed net realized gain (loss) was decreased by $31,523,379 and shares of beneficial interest increased by $31,576,499. These reclassifications had no effect on the net assets of the Fund.

19        Invesco Van Kampen American Value Fund

NOTE 12—Share Information

	Summary of Share Activity

	Year ended		Ten months ended		Year ended
	April 30, 2012(a)		April 30, 2011		June 30, 2010
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	3,090,521	$86,811,895	2,262,609	$59,945,505	4,418,487	$97,663,692

Class B	53,258	1,386,353	109,536	2,478,759	263,259	5,348,613

Class C	290,064	7,418,928	132,881	3,190,416	295,419	6,013,333

Class R	775,623	21,961,959	322,162	8,395,693	497,325	11,370,627

Class Y	1,543,337	44,325,369	931,565	24,470,353	649,141	14,255,642

Institutional Class	529,752	15,196,051	1,607	39,338	116,167	2,592,084

Issued as reinvestment of dividends:
Class A	63,757	1,751,147	23,765	645,045	105,667	2,316,459

Class B	5,530	137,994	505	12,409	6,957	140,415

Class C	—	—	—	—	882	16,365

Class R	486	13,129	58	1,526	987	21,991

Class Y	20,992	580,444	2,659	71,591	3,434	76,566

Institutional Class	1,719	48,974	121	2,887	1	11

Automatic conversion of Class B shares to Class A shares:
Class A	346,908	9,398,867	122,871	3,257,453	—	—

Class B	(376,772)	(9,398,867)	(135,010)	(3,257,453)	—	—

Issued in connection with acquisitions:(b)
Class A	7,411,027	222,154,433	—	—	—	—

Class B	846,986	22,840,405	—	—	—	—

Class C	1,414,855	37,713,266	—	—	—	—

Class R	257,971	7,628,842	—	—	—	—

Class Y	6,704,048	204,483,380	—	—	—	—

Institutional Class	9,398	279,372	—	—	—	—

Reacquired:
Class A	(6,626,795)	(182,102,653)	(4,288,226)	(111,097,200)	(7,100,338)	(157,234,572)

Class B	(370,731)	(9,488,926)	(262,509)	(6,189,831)	(580,643)	(11,725,535)

Class C	(696,472)	(17,079,638)	(333,533)	(7,841,673)	(469,954)	(9,454,218)

Class R	(429,911)	(12,003,433)	(280,018)	(7,496,558)	(193,028)	(4,372,175)

Class Y	(1,155,863)	(31,849,000)	(166,531)	(4,453,218)	(634,583)	(14,429,608)

Institutional Class	(143,864)	(4,326,308)	(117,107)	(2,782,293)	—	—

Net increase (decrease) in share activity	13,565,824	$417,881,983	(1,672,595)	$(40,607,251)	(2,620,820)	$(57,400,310)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 34% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the opening of business on May 23, 2011, the Fund acquired all the net assets of Invesco Mid-Cap Value Fund and Invesco Mid Cap Basic Value Fund (the “Target Funds”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of the Target Funds on April 14, 2011. The acquisition was accomplished by a tax-free exchange of 10,990,892 shares of the Fund for 11,782,241 shares outstanding of Invesco Mid-Cap Value Fund and 14,984,047 shares outstanding of Invesco Mid Cap Basic Value Fund as of the close of business on May 20, 2011. Each class of shares of the Target Funds was exchanged for the like class of shares of the Fund based on the relative net asset value of the Target Funds to the net asset value of the Fund at the close of business on May 20, 2011. Invesco Mid-Cap Value Fund’s net assets at that date of $121,971,596, including $19,608,737 of unrealized appreciation and Invesco Mid Cap Basic Value Fund’s net assets at that date of $197,340,066 including $39,514,293 unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $681,095,239. The net assets immediately after the acquisition were $1,000,406,901.

Additionally, as of the opening of business on April 30, 2012, the Fund acquired all the net assets of Invesco U.S. Mid Cap Value Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Trustees of the Fund on January 12, 2012 and by the shareholders of the Target Fund on April 2, 2012. The acquisition was accomplished by a tax-free exchange of 5,653,393 shares of the Fund for 4,253,558 shares outstanding of the Target Fund as of the close of business on April 27, 2012. Each class of shares of the Target Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of the Target Fund to the net asset value of the Fund at the close of business on April 27, 2012. The Target Fund’s net assets at that date of $175,788,036, including $16,826,087 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $957,360,938. The net assets immediately after the acquisition were $1,133,148,974.
The pro forma results of operations for the year ended April 30, 2012, assuming both reorganizations had been completed on May 1, 2011, the beginning of the annual reporting period are as follows:

Net investment income	$6,005,337

Net realized/unrealized gains	22,063,522

Change in net assets resulting from operations	$28,068,859

The combined investment portfolios have been managed as a single integrated portfolio since the acquisitions were completed, it is not practicable to separate the amounts of revenue and earnings of each Target Fund that has been included in the Fund’s Statement of Operations since their respective reorganization dates.

20        Invesco Van Kampen American Value Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
			Net gains									expenses		expenses
			(losses) on									to average		to average net		Ratio of net
	Net asset	Net	securities		Dividends	Distributions						net assets		assets without		investment
	value,	investment	(both	Total from	from net	from net		Net asset			Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total		end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	distributions	of period	return		(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Year ended 04/30/12	$29.86	$0.14	$0.98	$1.12	$(0.08)	$—	$(0.08)	$30.90	3.80	%(c)	$700,857	1.31	%(d)	1.32	%(d)	0.52	%(d)	30%
Ten months ended 04/30/11	22.22	0.07	7.61	7.68	(0.04)	—	(0.04)	29.86	34.57	(c)	549,428	1.26	(e)	1.27	(e)	0.34	(e)	28
Year ended 06/30/10	17.44	0.11	4.78	4.89	(0.11)	—	(0.11)	22.22	28.07	(c)	450,675	1.31		1.31		0.50		50
Year ended 06/30/09	24.18	0.16	(6.54)	(6.38)	(0.14)	(0.22)	(0.36)	17.44	(26.17	)(f)	398,513	1.41		1.41		0.90		60
Year ended 06/30/08	34.55	0.12	(5.01)	(4.89)	(0.14)	(5.34)	(5.48)	24.18	(16.43	)(f)	633,126	1.25		1.25		0.43		65
Year ended 06/30/07	28.46	0.15	7.63	7.78	(0.10)	(1.59)	(1.69)	34.55	28.00	(f)	674,636	1.25		1.25		0.47		80

Class B
Year ended 04/30/12	27.19	0.14	0.90	1.04	(0.08)	—	(0.08)	28.15	3.84	(c)(g)	43,561	1.27	(d)(g)	1.28	(d)(g)	0.56	(d)(g)	30
Ten months ended 04/30/11	20.23	0.04	6.93	6.97	(0.01)	—	(0.01)	27.19	34.45	(c)(g)	37,780	1.38	(e)(g)	1.39	(e)(g)	0.22	(e)(g)	28
Year ended 06/30/10	15.89	0.05	4.37	4.42	(0.08)	—	(0.08)	20.23	27.82	(c)(g)	33,933	1.55	(g)	1.55	(g)	0.26	(g)	50
Year ended 06/30/09	22.11	0.14	(6.00)	(5.86)	(0.14)	(0.22)	(0.36)	15.89	(26.22	)(h)(i)	31,586	1.48	(i)	1.48	(i)	0.82	(i)	60
Year ended 06/30/08	32.11	0.02	(4.59)	(4.57)	(0.09)	(5.34)	(5.43)	22.11	(16.70	)(h)(i)	53,854	1.59	(i)	1.59	(i)	0.08	(i)	65
Year ended 06/30/07	26.71	(0.08)	7.14	7.06	(0.07)	(1.59)	(1.66)	32.11	27.10	(h)(i)	88,060	1.97	(i)	1.97	(i)	(0.26	)(i)	80

Class C
Year ended 04/30/12	26.89	(0.05)	0.86	0.81	—	—	—	27.70	3.01	(c)(j)	76,053	2.03	(d)(j)	2.04	(d)(j)	(0.20	)(d)(j)	30
Ten months ended 04/30/11	20.11	(0.07)	6.85	6.78	—	—	—	26.89	33.72	(c)(j)	46,700	1.97	(e)(j)	1.98	(e)(j)	(0.37	)(e)(j)	28
Year ended 06/30/10	15.82	(0.05)	4.35	4.30	(0.01)	—	(0.01)	20.11	27.18	(c)	38,952	2.06		2.06		(0.25)		50
Year ended 06/30/09	22.03	0.03	(5.96)	(5.93)	(0.06)	(0.22)	(0.28)	15.82	(26.68	)(i)(k)	33,390	2.11	(i)	2.11	(i)	0.19	(i)	60
Year ended 06/30/08	32.05	(0.09)	(4.59)	(4.68)	—	(5.34)	(5.34)	22.03	(17.09	)(k)	54,508	2.00		2.00		(0.33)		65
Year ended 06/30/07	26.67	(0.08)	7.12	7.04	(0.07)	(1.59)	(1.66)	32.05	27.06	(i)(k)	70,089	2.00	(i)	2.00	(i)	(0.28	)(i)	80

Class R
Year ended 04/30/12	29.84	0.08	0.97	1.05	(0.02)	—	(0.02)	30.87	3.51	(c)	36,695	1.56	(d)	1.57	(d)	0.27	(d)	30
Ten months ended 04/30/11	22.23	0.02	7.59	7.61	(0.00)	—	(0.00)	29.84	34.24	(c)	17,440	1.51	(e)	1.52	(e)	0.09	(e)	28
Year ended 06/30/10	17.44	0.06	4.79	4.85	(0.06)	—	(0.06)	22.23	27.84	(c)	12,052	1.56		1.56		0.27		50
Year ended 06/30/09	24.19	0.12	(6.55)	(6.43)	(0.10)	(0.22)	(0.32)	17.44	(26.36	)(l)	4,132	1.70		1.70		0.73		60
Year ended 06/30/08	34.55	0.06	(5.01)	(4.95)	(0.07)	(5.34)	(5.41)	24.19	(16.65	)(l)	1,102	1.51		1.51		0.20		65
Year ended 06/30/07(m)	31.71	0.01	2.84	2.85	(0.01)	—	(0.01)	34.55	9.00	(l)	121	1.50	(e)	1.50	(e)	0.10	(e)	80

Class Y(n)
Year ended 04/30/12	29.98	0.21	0.97	1.18	(0.15)	—	(0.15)	31.01	4.01	(c)	259,308	1.06	(d)	1.07	(d)	0.77	(d)	30
Ten months ended 04/30/11	22.31	0.13	7.63	7.76	(0.09)	—	(0.09)	29.98	34.81	(c)	37,488	1.01	(e)	1.02	(e)	0.59	(e)	28
Year ended 06/30/10	17.50	0.17	4.81	4.98	(0.17)	—	(0.17)	22.31	28.47	(c)	10,772	1.06		1.06		0.76		50
Year ended 06/30/09	24.27	0.21	(6.58)	(6.37)	(0.18)	(0.22)	(0.40)	17.50	(25.99	)(o)	8,135	1.19		1.19		1.23		60
Year ended 06/30/08	34.65	0.18	(5.00)	(4.82)	(0.22)	(5.34)	(5.56)	24.27	(16.24	)(o)	6,909	1.02		1.02		0.67		65
Year ended 06/30/07	28.49	0.22	7.65	7.87	(0.12)	(1.59)	(1.71)	34.65	28.35	(o)	939	1.01		1.01		0.69		80

Institutional Class
Year ended 04/30/12	29.98	0.28	0.97	1.25	(0.21)	—	(0.21)	31.02	4.26	(c)	12,340	0.87	(d)	0.88	(d)	0.96	(d)	30
Ten months ended 04/30/11	22.31	0.15	7.64	7.79	(0.12)	—	(0.12)	29.98	34.98	(c)	24	0.79	(e)	0.80	(e)	0.81	(e)	28
Year ended 06/30/10(m)	23.19	0.03	(0.88)	(0.85)	(0.03)	—	(0.03)	22.31	(3.69	)(c)	2,592	0.62	(e)	0.62	(e)	1.37	(e)	50

(a)	Calculated using average shares outstanding.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending April 30, 2012, the portfolio turnover calculation excludes the value of securities purchased of $397,951,008 and sold of $108,111,947 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Mid-Cap Value Fund, Invesco Mid Cap Basic Value Fund and Invesco U.S. Mid Cap Value Fund into the Fund.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $599,290, $46,277, $69,339, $24,452, $112,242 and $6,670 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(e)	Annualized.
(f)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(g)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.21%, 0.37% and 0.49% for the year ended April 30, 2012, the ten months ended April 30, 2011 and the year ended June 30, 2010, respectively.
(h)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(i)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of less than 1%.
(j)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.97% and 0.96% for the year ended April 30, 2012 and the ten months ended April 30, 2011.
(k)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(l)	Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of up to 0.50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.
(m)	Commencement date of March 20, 2007 and June 1, 2010 for Class R and Institutional Class shares, respectively.
(n)	On June 1, 2010, the Fund’s former Class I shares were reorganized into Class Y shares.
(o)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

21        Invesco Van Kampen American Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)
and Shareholders of Invesco Van Kampen American Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen American Value Fund (one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at April 30, 2012, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year ended April 30, 2012, the period ended April 30, 2011 and the year ended June 30, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended June 30, 2009 and prior were audited by other independent auditors whose report dated August 21, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

June 21, 2012
Houston, TX

22        Invesco Van Kampen American Value Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2011 through April 30, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(11/01/11)	(04/30/12)[1]	Period[2,3]	(04/30/12)	Period[2,4]	Ratio[2]
A	$1,000.00	$1,161.60	$7.09	$1,018.30	$6.62	1.32%

B	1,000.00	1,162.00	6.67	1,018.70	6.22	1.24

C	1,000.00	1,157.10	10.99	1,014.67	10.27	2.05

R	1,000.00	1,159.90	8.43	1,017.06	7.87	1.57

Y	1,000.00	1,163.20	5.75	1,019.54	5.37	1.07

Institutional	1,000.00	1,164.40	4.90	1,020.34	4.57	0.91

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2011 through April 30, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year. Class B shares have been restated to reflect estimated 12b-1 on-going expenses for the current fiscal year. In addition, effective April 30, 2012, the Fund’s adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expense of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 1.25%, 2.00%, 2.00%. 1.50%, 1.00% and 1.00% of average daily net assets, respectively. The annualized expense ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are 1.25%, 1.25%, 1.98%, 1.50%, 1.00% and 0.84% for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
[3]	The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $6.72, $6.72, $10.62, $8.06, $5.38 and $4.52 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
[4]	The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $6.27, $6.27, $9.92, $7.52, $5.02 and $4.22 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.

23        Invesco Van Kampen American Value Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2012:

Federal and State Income Tax

Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24        Invesco Van Kampen American Value Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in	Other
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	133	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	133	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	151	Director of the Abraham Lincoln Presidential Library Foundation.

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	133	ACE Limited (insurance company); and Investment Company Institute

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1        Invesco Van Kampen American Value Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in	Other
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	151	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	133	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	133	Chairman, Board of Governors, Western Golf Association, Chairman-elect, Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	151	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	133	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	133	Insperity (formerly known as Administaff)

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	133	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	133	None

T-2        Invesco Van Kampen American Value Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in	Other
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees

Larry Soll — 1942 Trustee	1997	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	133	None

Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	151	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	133	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Assurance Officer, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

T-3        Invesco Van Kampen American Value Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in	Other
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust).	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).	N/A	N/A

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4        Invesco Van Kampen American Value Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-03826 and 002-85905.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-AMVA-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	April 30, 2012

Invesco Van Kampen Comstock Fund
Nasdaq:
A: ACSTX ▪ B: ACSWX ▪ C: ACSYX ▪ R: ACSRX ▪ Y: ACSDX ▪ Institutional: ACSHX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
21	Financial Highlights
22	Auditor’s Report
23	Fund Expenses
24	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
This annual report provides important information about your Fund, including its long-term performance. I encourage you to read this report to learn more about how your Fund is managed, what it invests in and why it performed as it did. Also, this report includes information about your Fund’s management team and a listing of investments held by your Fund at the close of the reporting period.
     As we’ve seen often in recent years, market sentiment can change suddenly and dramatically – and certainly without advance notice – depending on economic developments and world events. Similarly, your own situation, needs and goals can change, requiring adjustments in your financial strategy.
      That’s why you may find it helpful to stay in touch with your financial adviser on a regular basis. He or she can explain how your investments performed in the last year and over the longer term – keeping in mind that past performance cannot guarantee comparable future results. It’s important to remember that an investment’s long-term performance is more important than its short-term performance. In evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our portfolio managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
Financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus — investment management – that allows our portfolio managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be – according to your Fund’s objective and strategies.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser should be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2	Invesco Van Kampen Comstock Fund

Bruce Crockett
Dear Fellow Shareholders:
As always, the Invesco Funds Board of Trustees remains committed to putting your interests first. We’ve continued to work to ensure that the depth and breadth of our fund offerings and their cost to shareholders remain highly competitive. We’ve also worked to manage costs, and this remains a continuing focus of your Board. We continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Across the globe, demographic and economic trends are profoundly reshaping the world’s wealth. Emerging markets such as China, India, Brazil and Russia are experiencing tremendous growth. China is now the world’s second-largest economy. Meanwhile, established markets such as the US and Europe are struggling with debt issues and experiencing much lower rates of growth. We all know the US is a consumer-driven market and that consumers face numerous headwinds, including elevated energy prices, a dismal housing market and high unemployment.
     This dynamic, challenging market and economic environment underscores once again the value of maintaining a well-diversified investment portfolio. Obviously, none of us can control the markets or global economic trends. However, working with an adviser, we can create a portfolio of funds that may help us meet our financial objectives while taking into account our individual tolerance for risk. Adopting a disciplined approach to saving and investing may help provide the funds needed to buy a house, pay for our children’s education and provide for a comfortable retirement.
     Now is a perfect time to sit down with your financial adviser and review your situation to make sure your portfolio is aligned with your investment objectives. He or she can provide insights into the performance of your existing investments and make suggestions for repositioning your portfolio for the years ahead. You’ll want to stay informed regarding the markets and keep up to date with news that affects your investment portfolio. Invesco’s website, invesco.com/us, provides a wealth of information about your investments and news regarding global markets.
     I would like to close by thanking Bob Baker for his distinguished 30-year service with the Invesco Funds Board and his unflagging commitment to our funds’ shareholders. As always, I encourage you to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We appreciate the opportunity to represent and serve you.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Van Kampen Comstock Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended April 30, 2012, Invesco Van Kampen Comstock Fund underperformed its style-specific benchmark, the Russell 1000 Value Index, and the broad-market as represented by the S&P 500 Index. The Fund’s performance was mixed among sectors, with stock selection in the health care and consumer staples sectors and an overweight position in the consumer discretionary sector contributing to relative performance. Alternatively, stock selection in the energy sector detracted the most from the Fund’s performance versus its style-specific benchmark.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 4/30/11 to 4/30/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-0.19%

Class B Shares	-0.19

Class C Shares	-0.94

Class R Shares	-0.38

Class Y Shares	0.06

Institutional Class Shares	0.33

S&P 500 Index▼ (Broad Market Index)	4.73

Russell 1000 Value Index▼ (Style-Specific Index)	1.03

Lipper Large-Cap Value Funds Index▼ (Peer Group Index)	-0.68

Source: ▼Lipper Inc.

How we invest
Our strategy aims to exploit market inefficiencies by investing in companies that appear undervalued relative to the market in general. In addition, we seek to take advantage of pricing anomalies by purchasing undervalued stocks before a recognizable catalyst arises. Ultimately, we believe the market will recognize the value in these companies, and we will sell as the stock prices begin to reflect their intrinsic values. We feel that stock selection, as opposed to making sector bets, may provide a more consistent opportunity for success.
     The Fund’s investable universe includes all large-cap US-denominated equities. To distill these investments, we first filter for companies with sufficient liquidity. We filter the remaining securities on valuation metrics depending on the growth or cyclical nature of their business. The result of this filtering process is a pool of highly liquid securities that we believe are statistically inexpensive relative to the broader market. Companies identified in the filtering process are thoroughly analyzed to assess intrinsic value and ability to achieve fair value.
     We will initiate a purchase of a security only if we believe the potential for stock price appreciation outweighs potential downside risk. To be eligible for inclusion in the Fund, a stock must meet the following criteria:
■	It is statistically cheap on the basis of its primary valuation criteria, which depends on the cyclical or growth nature of its business.
■	Rigorous fundamental analysis shows that the company is undervalued and possesses potential financial strength and improved quality of management for future growth.

     Portfolio construction is bottom up and stock specific, concentrating on individual company fundamental analysis and valuation. Therefore, while we monitor and are aware of our positions relative to the style-specific index, it does not play a major role in the construction of the Fund.
     We seek to manage risk with portfolio construction, through diversification across most major sectors and the assistance of an independent quantitative risk control group. Risk management is continuous. The Fund is regularly reviewed to ensure it is optimally constructed on a risk/reward basis. We have the final say on the construction of the Fund, and there is a collegial relationship between the risk management team and the Fund team.
     Our sell discipline is just as important as the buy decision and is based on the same principles: relative value and fundamentals. While no sale is automatic, we typically sell a security if it meets one or more of the following criteria:
■	We believe the target price has been realized, and we no longer consider the company undervalued.

■	We determine that a better value opportunity can be found elsewhere.

■	Our research shows that a company is experiencing deteriorating fundamentals beyond what we feel to be a tolerable level, and the trend is likely to be a long-term issue.

Market conditions and your Fund
The fiscal year began with increased volatility and significant macroeconomic distortions due to civil unrest in Egypt and Libya, flooding in Australia and the devastating earthquake and tsunami in Japan that occurred earlier in 2011. Corporate earnings remained strong with largely positive surprises but were often overshadowed by investor concerns about continuing high unemployment and soft housing data. However, major equity indexes sold off precipitously in August as

Portfolio Composition
By sector

Financials	22.1%

Consumer Discretionary	15.1

Health Care	13.7

Energy	12.5

Information Technology	11.6

Consumer Staples	7.0

Industrials	6.3

Telecommunication Services	3.6

Materials	3.2

Utilities	2.6

Money Market Funds Plus Other Assets Less Liabilities	2.3

Top 10 Equity Holdings*

1.	Comcast Corp.–Class A	3.7%

2.	JPMorgan Chase & Co.	3.1

3.	Citigroup Inc.	2.8

4.	Pfizer Inc.	2.7

5.	Microsoft Corp.	2.7

6.	Allstate Corp. (The)	2.5

7.	Ingersoll-Rand PLC	2.2

8.	eBay Inc.	2.2

9.	International Paper Co.	2.2

10.	Wells Fargo & Co.	2.1

Total Net Assets	$9.0 billion

Total Number of Holdings*	72

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco Van Kampen Comstock Fund

the US government struggled to raise the nation’s debt ceiling, and the credit rating agency Standard & Poor’s announced the first-ever downgrade to long-term US government debt. Uncertainty created by the downgrade, combined with the continuing saga surrounding the debt crisis in the eurozone, reignited fears of a global recession, which caused market volatility through the end of 2011. However, the new year brought new economic data showing slightly improving fundamentals, along with improving sentiment in Europe regarding resolution to their debt crisis, causing the US equity markets to provide the highest level of return since 2009.1 In April, the familiar uncertainty of health care reform legality and looming US debt limits again resurfaced, and markets pulled back somewhat without a catalyst to drive them forward.
     Results were mixed among the sectors of the Russell 1000 Value Index, with cyclical sectors such as energy, materials and financials posting negative returns, while defensive sectors such as utilities, health care and consumer staples fared better, posting positive returns.
     On the positive side, a significant overweight position in the consumer discretionary sector was one the largest contributors to Fund performance. The Fund’s main consumer discretionary exposure was in the media companies industry. News Corp. and Comcast were top performers within this sector, as media stocks performed well during the reporting period.
     Favorable stock selection in the consumer staples sector also contributed to Fund performance. Drugstore retailer CVS Caremark and food and beverage companies Kraft Foods and Coca-Cola fared well, as consumers showed increasing confidence and continued to spend, driving up revenues. We eliminated our position in Coca-Cola during the reporting period.
     Stock selection in the health care sector also contributed to the Fund’s relative performance. Health care provider UnitedHealth Group and pharmaceuticals companies Bristol-Myers Squibb and GlaxoSmithKline were top performers in this sector on a relative and absolute basis.
     Stock selection in the energy sector was the largest detractor from Fund performance. Specifically, the Fund had exposure to oil equipment and services companies Halliburton and Weather-ford, which were two of the main detractors in this sector. Both holdings were affected by decreasing profit margins from international drilling efforts that fell through during the economic slowdown in Europe and overseas, causing earnings expectations to be lowered and, thereby, negatively affecting the stock price.
     A material underweight exposure to the utilities sector also dampened Fund performance. Utilities was a top-performing sector for the style-specific index during the reporting period, as investors sought defensive-oriented, dividend-yielding stocks during the market turmoil.
     Finally, stock selection in the financials sector detracted from relative Fund performance for the reporting period. Notably, exposure to diversified financials companies like Citigroup, Bank of New York Mellon and Morgan Stanley detracted from both absolute and relative Fund performance as investors fled bank stocks beginning in the summer of 2011 on concerns of European debt crisis contagion.
     Toward the end of the reporting period, the investment team reduced outperforming positions in cable and media companies, select retail and basic material stocks. Conversely, managers took advantage of weakness by adding to the portfolio’s pharmaceutical, energy service and technology holdings.
     The portfolio remains materially overweight in consumer discretionary stocks, specifically within media, and materially underweight in financials and utilities versus the Russell 1000 Value Index.
     We believe in our contrarian philosophy and deep value approach of buying extremely undervalued companies and capitalizing on market volatility and periods of down markets, as value is created for new investment opportunities.
     Thank you for your investment in Invesco Van Kampen Comstock Fund and for sharing our long-term investment horizon.
1 Source: Morningstar
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Kevin Holt
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Van Kampen Comstock Fund. He joined Invesco in 2010. Mr. Holt earned a bachelor’s degree from the University of Iowa and an M.B.A. from the University of Chicago.
Devin Armstrong
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Comstock Fund. He joined Invesco in 2010. Mr. Armstrong earned a B.S. in psychology and finance from the University of Illinois and an M.B.A. in finance from Columbia University.
Jason Leder
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Comstock Fund. He joined Invesco in 2010. Mr. Leder earned a bachelor’s degree from The University of Texas at Austin and an M.B.A. from Columbia University.
Matthew Seinsheimer
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Comstock Fund. He joined Invesco in 1998. Mr. Seinsheimer earned a B.B.A. from Southern Methodist University and an M.B.A. from The University of Texas at Austin.
James Warwick
Portfolio manager, is manager of Invesco Van Kampen Comstock Fund. He joined Invesco in 2010. Mr. Warwick earned a B.B.A. from Stephen F. Austin State University and an M.B.A. from the University of Houston.

5	Invesco Van Kampen Comstock Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es)
Fund and index data from 4/30/02*

*	During the reporting period, Invesco changed its policy regarding growth of $10,000 charts. For funds older than 10 years, we previously showed performance since inception. Going forward, we will show performance for the most recent 10 years, since this more accurately reflects the experience of the typical shareholder. As a result, charts now may include benchmarks that did not appear previously, because the funds’ inception predated the benchmarks’ inception. Also, all charts will now be presented using a linear format.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Van Kampen Comstock Fund

Average Annual Total Returns
As of 4/30/12, including maximum applicable sales charges

Class A Shares

Inception (10/07/68)	10.59%

10 Years	4.03

5 Years	-1.57

1 Year	-5.67

Class B Shares

Inception (10/19/92)	9.17%

10 Years	4.18

5 Years	-0.87

1 Year	-5.11

Class C Shares

Inception (10/26/93)	8.48%

10 Years	3.83

5 Years	-1.19

1 Year	-1.92

Class R Shares

Inception (10/1/02)	7.67%

5 Years	-0.69

1 Year	-0.38

Class Y Shares

Inception (10/29/04)	4.34%

5 Years	-0.19

1 Year	0.06

Institutional Class Shares

10 Years	4.70%

5 Years	-0.29

1 Year	0.33
Effective June 1, 2010, Class A, Class B, Class C, Class I and Class R shares of the predecessor fund, Van Kampen Comstock Fund, advised by Van Kampen Asset Management, were reorganized into Class A, Class B, Class C, Class Y and Class R shares, respectively, of Invesco Van Kampen Comstock Fund. Returns shown above for Class A, Class B, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen Comstock Fund. Share class returns will differ from the predecessor

Average Annual Total Returns
As of 3/31/12, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (10/07/68)	10.64%

10 Years	3.60

5 Years	-0.53

1 Year	-1.53

Class B Shares

Inception (10/19/92)	9.27%

10 Years	3.74

5 Years	0.16

1 Year	-0.80

Class C Shares

Inception (10/26/93)	8.58%

10 Years	3.39

5 Years	-0.15

1 Year	2.42

Class R Shares

Inception (10/1/02)	7.86%

5 Years	0.34

1 Year	3.95

Class Y Shares

Inception (10/29/04)	4.53%

5 Years	0.85

1 Year	4.46

Institutional Class Shares

10 Years	4.26%

5 Years	0.75

1 Year	4.69
fund because of different expenses.
     Institutional Class shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 0.84%, 0.84%, 1.59%, 1.09%, 0.59% and 0.42%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

continued from page 8

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charter holder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

7	Invesco Van Kampen Comstock Fund

Invesco Van Kampen Comstock Fund’s investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.
■	Unless otherwise stated, information presented in this report is as of April 30, 2012, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased for new or additional investments. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other funds. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security.

■	Small- and medium-sized companies risk. During an overall stock market decline, stock prices of small- or medium-sized companies often fluctuate more than stock prices of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies and may be less liquid than larger-sized companies. In addition, small- and medium-sized companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

■	Value investing risk. A value style of investing emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than the returns on other styles of investing or the overall stock markets.

■	Foreign risk. The risks of investing in securities of foreign issuers, including emerging market issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.

■	Futures risk. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events.

■	Options risk. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

■	Investing in real estate investment trusts (REITs) risk. Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs may involve duplication of management fees and certain other expenses.

■	Derivatives risk. Derivative transactions involve risks different from direct investments in underlying securities. Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.

■	The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
continued from page 7

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	ACSTX
Class B Shares	ACSWX
Class C Shares	ACSYX
Class R Shares	ACSRX
Class Y Shares	ACSDX
Institutional Class Shares	ACSHX

8	Invesco Van Kampen Comstock Fund

Schedule of Investments(a)

April 30, 2012

	Shares	Value

Common Stocks & Other Equity Interests–97.74%
Aerospace & Defense–1.65%
Honeywell International Inc.	1,407,027	$85,350,258

Textron Inc.	2,356,447	62,775,748

		148,126,006

Aluminum–1.08%
Alcoa Inc.	9,944,124	96,756,326

Asset Management & Custody Banks–2.52%
Bank of New York Mellon Corp. (The)	7,670,105	181,397,983

State Street Corp.	976,650	45,140,763

		226,538,746

Automobile Manufacturers–1.32%
General Motors Co.(b)	5,157,736	118,627,928

Cable & Satellite–5.69%
Comcast Corp.–Class A	10,875,503	329,854,006

Time Warner Cable Inc.	2,260,604	181,865,592

		511,719,598

Communications Equipment–0.84%
Cisco Systems, Inc.	3,752,982	75,622,587

Computer Hardware–2.48%
Dell Inc.(b)	3,728,342	61,032,958

Hewlett-Packard Co.	6,525,751	161,577,595

		222,610,553

Diversified Banks–2.83%
U.S. Bancorp	2,037,862	65,558,020

Wells Fargo & Co.	5,655,234	189,054,473

		254,612,493

Drug Retail–1.86%
CVS Caremark Corp.	3,737,422	166,763,770

Electric Utilities–2.65%
FirstEnergy Corp.	2,229,805	104,399,470

PPL Corp.	4,877,448	133,398,203

		237,797,673

Electrical Components & Equipment–0.77%
Emerson Electric Co.	1,320,720	69,390,629

Electronic Components–0.82%
Corning Inc.	5,132,546	73,652,035

General Merchandise Stores–0.76%
Target Corp.	1,180,434	68,394,346

Health Care Distributors–0.91%
Cardinal Health, Inc.	1,943,154	82,137,120

Home Improvement Retail–1.17%
Lowe’s Cos., Inc.	3,341,010	105,141,585

Hotels, Resorts & Cruise Lines–0.60%
Carnival Corp.	1,662,469	54,013,618

Household Products–0.34%
Procter & Gamble Co. (The)	483,426	30,765,231

Hypermarkets & Super Centers–0.95%
Wal-Mart Stores, Inc.	1,443,164	85,016,791

Industrial Conglomerates–1.62%
General Electric Co.	7,437,309	145,622,510

Industrial Machinery–2.21%
Ingersoll-Rand PLC (Ireland)	4,671,801	198,644,978

Integrated Oil & Gas–7.08%
BP PLC–ADR (United Kingdom)	4,202,986	182,451,622

Chevron Corp.	1,660,939	176,989,660

Murphy Oil Corp.	1,850,053	101,697,413

Royal Dutch Shell PLC–ADR (United Kingdom)	2,449,709	175,252,182

		636,390,877

Integrated Telecommunication Services–2.62%
AT&T Inc.	3,067,592	100,954,453

Verizon Communications Inc.	3,321,865	134,136,908

		235,091,361

Internet Software & Services–3.70%
eBay Inc.(b)	4,706,300	193,193,615

Yahoo! Inc.(b)	8,979,596	139,542,922

		332,736,537

Investment Banking & Brokerage–1.77%
Goldman Sachs Group, Inc. (The)	711,038	81,876,026

Morgan Stanley	4,479,121	77,399,211

		159,275,237

Life & Health Insurance–1.48%
Aflac, Inc.	723,426	32,583,107

MetLife, Inc.	2,794,451	100,684,070

		133,267,177

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Comstock Fund

	Shares	Value

Managed Health Care–2.90%
UnitedHealth Group Inc.	3,095,273	$173,799,579

WellPoint, Inc.	1,284,441	87,110,789

		260,910,368

Movies & Entertainment–4.75%
News Corp.–Class B	7,521,927	149,235,032

Time Warner Inc.	2,877,559	107,793,360

Viacom Inc.–Class B	3,669,934	170,248,238

		427,276,630

Oil & Gas Drilling–0.54%
Noble Corp.(b)	1,272,520	48,432,111

Oil & Gas Equipment & Services–3.51%
Halliburton Co.	5,057,695	173,074,323

Weatherford International Ltd.(b)	9,958,931	142,113,945

		315,188,268

Oil & Gas Exploration & Production–1.38%
Chesapeake Energy Corp.	3,202,269	59,049,840

QEP Resources Inc.	2,107,782	64,940,764

		123,990,604

Other Diversified Financial Services–7.12%
Bank of America Corp.	13,019,335	105,586,807

Citigroup Inc.	7,694,008	254,210,024

JPMorgan Chase & Co.	6,518,073	280,146,778

		639,943,609

Packaged Foods & Meats–3.40%
Kraft Foods Inc.–Class A	3,928,209	156,617,693

Unilever N.V.–New York Shares (Netherlands)	4,345,115	149,254,700

		305,872,393

Paper Products–2.15%
International Paper Co.	5,790,235	192,872,728

Pharmaceuticals–9.90%
Bristol-Myers Squibb Co.	5,197,587	173,443,478

GlaxoSmithKline PLC–ADR (United Kingdom)	2,115,709	97,809,227

Merck & Co., Inc.	4,360,605	171,110,140

Novartis AG (Switzerland)	657,299	36,251,036

Pfizer Inc.	10,520,104	241,225,985

Roche Holding AG–ADR (Switzerland)	1,639,023	74,849,919

Sanofi–ADR (France)	2,495,934	95,294,760

		889,984,545

Property & Casualty Insurance–3.81%
Allstate Corp. (The)	6,675,522	222,495,148

Travelers Cos., Inc. (The)	1,869,530	120,248,170

		342,743,318

Regional Banks–2.52%
Fifth Third Bancorp	5,576,304	79,350,806

PNC Financial Services Group, Inc.	2,226,022	147,629,779

		226,980,585

Semiconductor Equipment–0.34%
KLA-Tencor Corp.	589,389	30,736,636

Semiconductors–0.77%
Intel Corp.	2,438,247	69,246,215

Soft Drinks–0.47%
PepsiCo, Inc.	639,273	42,192,018

Specialty Stores–0.79%
Staples, Inc.	4,637,348	71,415,159

Systems Software–2.67%
CA, Inc.	557	14,716

Microsoft Corp.	7,506,311	240,352,078

		240,366,794

Wireless Telecommunication Services–1.00%
Vodafone Group PLC–ADR (United Kingdom)	3,221,786	89,662,304

Total Common Stocks & Other Equity Interests (Cost $8,388,377,374)		8,786,529,997

Money Market Funds–2.25%
Liquid Assets Portfolio–Institutional Class(c)	101,242,059	101,242,059

Premier Portfolio–Institutional Class(c)	101,242,058	101,242,058

Total Money Market Funds (Cost $202,484,117)		202,484,117

TOTAL INVESTMENTS–99.99% (Cost $8,590,861,491)		8,989,014,114

OTHER ASSETS LESS LIABILITIES–0.01%		871,901

NET ASSETS–100.00%		$8,989,886,015

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen Comstock Fund

Statement of Assets and Liabilities

April 30, 2012

Assets:
Investments, at value (Cost $8,388,377,374)	$8,786,529,997

Investments in affiliated money market funds, at value and cost	202,484,117

Total investments, at value (Cost $8,590,861,491)	8,989,014,114

Receivable for:
Investments sold	16,736,865

Fund shares sold	19,041,346

Dividends	10,125,692

Investment for trustee deferred compensation and retirement plans	105,694

Other assets	58,920

Total assets	9,035,082,631

Liabilities:
Payable for:
Investments purchased	13,017,130

Fund shares reacquired	25,328,694

Accrued fees to affiliates	6,095,410

Accrued other operating expenses	323,875

Trustee deferred compensation and retirement plans	431,507

Total liabilities	45,196,616

Net assets applicable to shares outstanding	$8,989,886,015

Net assets consist of:
Shares of beneficial interest	$9,912,726,819

Undistributed net investment income	23,468,081

Undistributed net realized gain (loss)	(1,344,461,508)

Unrealized appreciation	398,152,623

$8,989,886,015

Net Assets:
Class A	$5,473,149,379

Class B	$343,165,714

Class C	$448,866,402

Class R	$191,684,839

Class Y	$2,135,727,623

Institutional Class	$397,292,058

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	323,256,480

Class B	20,272,281

Class C	26,518,706

Class R	11,323,006

Class Y	126,139,672

Institutional Class	23,473,653

Class A:
Net asset value per share	$16.93

Maximum offering price per share
(Net asset value of $16.93 divided by 94.50%)	$17.92

Class B:
Net asset value and offering price per share	$16.93

Class C:
Net asset value and offering price per share	$16.93

Class R:
Net asset value and offering price per share	$16.93

Class Y:
Net asset value and offering price per share	$16.93

Institutional Class:
Net asset value and offering price per share	$16.93

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen Comstock Fund

Statement of Operations

For the year ended April 30, 2012

Investment income:
Dividends (net of foreign withholding taxes of $3,614,970)	$207,165,704

Dividends from affiliated money market funds	200,307

Total investment income	207,366,011

Expenses:
Advisory fees	32,906,336

Administrative services fees	756,340

Custodian fees	152,965

Distribution fees:
Class A	13,285,325

Class B	1,007,028

Class C	4,510,247

Class R	925,512

Transfer agent fees — A, B, C, R and Y	19,089,672

Transfer agent fees — Institutional	97,854

Trustees’ and officers’ fees and benefits	388,825

Other	63,144

Total expenses	73,183,248

Less: Fees waived and expense offset arrangement(s)	(279,426)

Net expenses	72,903,822

Net investment income	134,462,189

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities (includes net gains from securities sold to affiliates of $3,397,714)	456,845,054

Foreign currencies	66,429

456,911,483

Change in net unrealized appreciation (depreciation) of investment securities	(609,450,092)

Net realized and unrealized gain (loss)	(152,538,609)

Net increase (decrease) in net assets resulting from operations	$(18,076,420)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen Comstock Fund

Statement of Changes in Net Assets

For the year ended April 30, 2012, the period January 1, 2011 to April 30, 2011 and the year ended December 31, 2010

		Four months
	Year ended	ended	Year ended
	April 30,	April 30,	December 31,
	2012	2011	2010

Operations:
Net investment income	$134,462,189	$35,199,844	$113,153,134

Net realized gain	456,911,483	204,614,367	293,180,587

Change in net unrealized appreciation (depreciation)	(609,450,092)	590,608,061	788,017,622

Net increase (decrease) in net assets resulting from operations	(18,076,420)	830,422,272	1,194,351,343

Distributions to shareholders from net investment income:
Class A	(73,790,536)	(18,862,166)	(80,694,827)

Class B	(5,569,717)	(1,710,658)	(8,731,269)

Class C	(2,872,358)	(681,230)	(3,665,887)

Class R	(2,112,474)	(490,405)	(2,071,686)

Class Y	(31,358,652)	(6,385,755)	(22,478,529)

Institutional Class	(5,008,575)	(671,089)	(1,244,823)

Total distributions from net investment income	(120,712,312)	(28,801,303)	(118,887,021)

Share transactions–net:
Class A	(476,506,998)	(196,690,160)	(717,064,306)

Class B	(163,006,123)	(69,281,758)	(283,232,032)

Class C	(62,601,449)	(27,590,259)	(95,819,927)

Class R	(4,496,828)	(2,737,192)	(2,479,997)

Class Y	349,785,336	93,673,279	179,854,507

Institutional Class	203,611,955	(11,741,262)	137,799,814

Net increase (decrease) in net assets resulting from share transactions	(153,214,107)	(214,367,352)	(780,941,941)

Net increase (decrease) in net assets	(292,002,839)	587,253,617	294,522,381

Net assets:
Beginning of period	9,281,888,854	8,694,635,237	8,400,112,856

End of period (includes undistributed net investment income of $23,468,081, $9,291,072 and $2,892,531, respectively)	$8,989,886,015	$9,281,888,854	$8,694,635,237

Notes to Financial Statements

April 30, 2012

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Comstock Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other

13        Invesco Van Kampen Comstock Fund

Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more

14        Invesco Van Kampen Comstock Fund

of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $1 billion	0.50%

Next $1 billion	0.45%

Next $1 billion	0.40%

Over $3 billion	0.35%

15        Invesco Van Kampen Comstock Fund

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 0.89%, 1.64%, 1.64%, 1.14%, 0.64% and 0.64% respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; (5) expenses related to a merger or reorganization, as approved by the Fund’s Board of Trustees; and (6) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation. Effective July 1, 2012, the Adviser has contractually agreed, through at least June 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed above) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75% and 1.75%, respectively, of average daily net assets.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended April 30, 2012, the Adviser waived advisory fees of $269,269.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A, Class B, Class C and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
  For the year ended April 30, 2012, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended April 30, 2012, IDI advised the Fund that IDI retained $524,162 in front-end sales commissions from the sale of Class A shares and $689, $315,493 and $12,308 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

16        Invesco Van Kampen Comstock Fund

  The following is a summary of the tiered valuation input levels, as of April 30, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended April 30, 2012, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$8,914,164,195	$74,849,919	$—	$8,989,014,114

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended April 30, 2012, the Fund engaged in securities purchases of $7,923,253 and securities sales of $9,549,287, which resulted in net realized gains of $3,397,714.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended April 30, 2012, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $10,157.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended April 30, 2012, the Fund paid legal fees of $8,103 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended April 30, 2012, the Period January 1, 2011 to April 30, 2011 and the Year Ended December 31, 2010:

	2012	2011	2010

Ordinary income	$120,712,312	$28,801,303	$118,887,021

Tax Components of Net Assets at Period-End:

2012

Undistributed ordinary income	$24,043,626

Net unrealized appreciation — investments	385,899,132

Temporary book/tax differences	(422,977)

Capital loss carryforward	(1,332,360,585)

Shares of beneficial interest	9,912,726,819

Total net assets	$8,989,886,015

17        Invesco Van Kampen Comstock Fund

  The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $450,091,445 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of April 30, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

April 30, 2016	$83,972,292	$—	$83,972,292

April 30, 2017	1,239,683,554	—	1,239,683,554

April 30, 2018	8,704,739	—	8,704,739

Total capital loss carryforward	$1,332,360,585	$—	$1,332,360,585

*	To the extent that unrealized gains as of May 23, 2011, the date of the reorganizations of Invesco Large Cap Basic Value Fund and Invesco Value II Fund and December 19, 2011, the date of the reorganizations of Invesco Value Fund into the Fund are realized on securities held in each fund at such date of reorganizations, the capital loss carryforward may be further limited for up to five years from the date of the reorganizations.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2012 was $1,434,162,280 and $1,899,415,336, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$1,270,773,636

Aggregate unrealized (depreciation) of investment securities	(884,874,504)

Net unrealized appreciation of investment securities	$385,899,132

Cost of investments for tax purposes is $8,603,114,982.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, foreign currency transactions, and other fair fund distribution transactions, on April 30, 2012, undistributed net investment income was increased by $486,763, undistributed net realized gain (loss) was increased by $8,498,611 and shares of beneficial interest decreased by $8,985,374. Further, as a result of tax deferrals acquired in the reorganization of Invesco Large Cap Basic Value Fund, Invesco Value II Fund and Invesco Value Fund into the Fund, undistributed net investment income was decreased by $59,631, undistributed net realized gain (loss) was decreased by $78,999,880 and shares of beneficial interest increased by $79,059,511. These reclassifications had no effect on the net assets of the Fund.

18        Invesco Van Kampen Comstock Fund

NOTE 11—Share Information

	Summary of Share Activity

	Year ended		Four months ended		Year ended
	April 30, 2012(a)		April 30, 2011		December 31, 2010
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	28,137,121	$441,783,452	11,667,337	$192,263,341	38,551,688	$556,413,934

Class B	203,709	3,285,777	105,462	1,732,762	1,854,262	26,227,224

Class C	1,079,102	17,212,159	615,165	10,136,719	1,440,492	20,664,843

Class R	3,888,940	60,770,192	1,383,642	22,744,177	3,375,858	48,026,521

Class Y	48,895,738	742,021,366	11,855,227	195,169,957	41,292,215	586,527,561

Institutional Class	16,690,720	250,577,692	45,232	742,493	13,636,920	182,662,007

Issued as reinvestment of dividends:
Class A	4,349,133	68,097,142	1,198,716	19,131,516	5,411,360	76,300,880

Class B	332,838	5,199,128	108,889	1,737,878	591,072	8,320,963

Class C	160,972	2,520,646	42,529	679,616	214,596	3,024,170

Class R	133,892	2,096,694	30,705	490,365	141,414	1,996,890

Class Y	1,922,517	30,095,202	408,318	6,516,756	1,478,340	20,886,323

Institutional Class	317,369	5,008,337	42,071	671,038	84,733	1,244,771

Issued in connection with acquisitions:(b)
Class A	12,227,583	195,132,286	—	—	—	—

Class B	938,482	14,663,335	—	—	—	—

Class C	1,094,732	17,269,471	—	—	—	—

Class R	108,762	1,821,636	—	—	—	—

Class Y	5,264,763	87,582,134	—	—	—	—

Institutional Class	42,555	713,103	—	—	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	6,428,978	101,706,655	2,145,518	35,759,307	6,973,316	98,797,748

Class B	(6,369,442)	(101,706,655)	(2,146,367)	(35,759,307)	(6,973,316)	(98,797,748)

Reacquired:
Class A	(82,162,169)	(1,283,226,533)	(26,943,439)	(443,844,324)	(101,907,916)	(1,448,576,868)

Class B	(5,430,937)	(84,447,708)	(2,246,954)	(36,993,091)	(15,490,819)	(218,982,471)

Class C	(6,338,779)	(99,603,725)	(2,333,684)	(38,406,594)	(8,407,387)	(119,508,940)

Class R	(4,397,026)	(69,185,350)	(1,581,031)	(25,971,734)	(3,708,182)	(52,503,408)

Class Y	(32,973,058)	(509,913,366)	(6,555,310)	(108,013,434)	(31,019,923)	(427,559,377)

Institutional Class	(3,334,005)	(52,687,177)	(803,280)	(13,154,793)	(3,248,662)	(46,106,964)

Net increase (decrease) in share activity	(8,787,510)	$(153,214,107)	(12,961,254)	$(214,367,352)	(55,709,939)	$(780,941,941)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 34% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the opening of business on May 23, 2011, the Fund acquired all the net assets of Invesco Large Cap Basic Value Fund and Invesco Value II Fund (the “Target Funds”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of the Target Funds on April 14, 2011. The acquisition was accomplished by a tax- free exchange of 13,377,277 shares of the Fund for 7,828,863 shares outstanding of Invesco Large Cap Basic Value Fund and 8,473,367 shares outstanding of Invesco Value II Fund as of the close of business on May 20, 2011. Each class of the Target Funds were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Funds to the net asset value of the Fund on the close of business, May 20, 2011. Invesco Large Cap Basic Value Fund’s net assets as of the close of business on May 20, 2011 of $85,450,496, including $18,438,726 of unrealized appreciation and Invesco Value II Fund’s net assets as of the close of business on May 20, 2011 of $138,753,893 including $21,433,501 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $9,011,495,941. The net assets immediately after the acquisition were $9,235,700,330.
Additionally, as of the opening of business on December 19, 2011, the Fund acquired all the net assets of Invesco Value Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of the Target Fund on November 28, 2011. The acquisition was accomplished by a tax- free exchange of 6,299,600 shares of the Fund for 7,875,802 shares outstanding of the Target Fund as of the close of business on December 16, 2011. Each class of the Target Fund was exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, December 16, 2011. The Target Fund’s net assets at that date of $92,977,576, including $5,974,337 of unrealized depreciation, were combined

19        Invesco Van Kampen Comstock Fund

with those of the Fund. The net assets of the Fund immediately before the acquisition were $7,998,387,222. The net assets immediately after the acquisition were $8,091,364,798.
The pro forma results of operations for the year ended April 30, 2012, assuming both reorganizations had been completed on May 1, 2011, the beginning of the annual reporting period are as follows:

Net investment income	$135,691,777

Net realized/unrealized gains	(188,267,656)

Change in net assets resulting from operations	$(52,575,879)

The combined investment portfolios have been managed as a single integrated portfolio since the acquisitions were completed. It is not practicable to separate the amounts of revenue and earnings of each Target Fund that have been included in the Fund’s Statement of Operations since their respective reorganization dates.

20        Invesco Van Kampen Comstock Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
												expenses		expenses
			Net gains									to average		to average net		Ratio of net
	Net asset		(losses) on		Dividends	Distributions						net assets		assets without		investment
	value,	Net	securities (both	Total from	from net	from net		Net asset			Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total		end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	distributions	of period	return		(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Year ended 04/30/12	$17.20	$0.25	$(0.30)	$(0.05)	$(0.22)	$—	$(0.22)	$16.93	(0.19	)%(c)	$5,473,149	0.88	%(d)	0.88	%(d)	1.55	%(d)	17%
Four months ended 04/30/11	15.73	0.06	1.46	1.52	(0.05)	—	(0.05)	17.20	9.71	(c)	6,092,190	0.84	(e)	0.84	(e)	1.18	(e)	10
Year ended 12/31/10	13.81	0.20	1.93	2.13	(0.21)	—	(0.21)	15.73	15.60	(c)	5,760,670	0.86		0.86		1.39		18
Year ended 12/31/09	10.85	0.19	2.95	3.14	(0.18)	—	(0.18)	13.81	29.45	(f)	5,759,425	0.89		0.89		1.63		14
Year ended 12/31/08	17.48	0.32	(6.48)	(6.16)	(0.32)	(0.15)	(0.47)	10.85	(35.89	)(f)	5,798,794	0.84		0.84		2.16		19
Year ended 12/31/07	19.26	0.36	(0.69)	(0.33)	(0.37)	(1.08)	(1.45)	17.48	(1.89	)(f)	12,091,921	0.78		0.78		1.82		22

Class B
Year ended 04/30/12	17.20	0.25	(0.30)	(0.05)	(0.22)	—	(0.22)	16.93	(0.19	)(c)(g)	343,166	0.88	(d)(g)	0.88	(d)(g)	1.55	(d)(g)	17
Four months ended 04/30/11	15.73	0.06	1.46	1.52	(0.05)	—	(0.05)	17.20	9.71	(c)(g)	526,168	0.84	(e)(g)	0.84	(e)(g)	1.18	(e)(g)	10
Year ended 12/31/10	13.81	0.20	1.93	2.13	(0.21)	—	(0.21)	15.73	15.60	(c)(g)	547,060	0.86	(g)	0.86	(g)	1.39	(g)	18
Year ended 12/31/09	10.85	0.19	2.95	3.14	(0.18)	—	(0.18)	13.81	29.45	(f)(g)	756,515	0.89	(g)	0.89	(g)	1.64	(g)	14
Year ended 12/31/08	17.49	0.32	(6.49)	(6.17)	(0.32)	(0.15)	(0.47)	10.85	(35.93	)(f)(g)	906,301	0.84	(g)	0.84	(g)	2.16	(g)	19
Year ended 12/31/07	19.26	0.23	(0.68)	(0.45)	(0.24)	(1.08)	(1.32)	17.49	(2.46	)(f)(g)	1,991,609	1.41	(g)	1.41	(g)	1.19	(g)	22

Class C
Year ended 04/30/12	17.20	0.13	(0.30)	(0.17)	(0.10)	—	(0.10)	16.93	(0.94	)(c)	448,866	1.63	(d)	1.63	(d)	0.80	(d)	17
Four months ended 04/30/11	15.74	0.02	1.46	1.48	(0.02)	—	(0.02)	17.20	9.43	(c)	524,840	1.59	(e)	1.59	(e)	0.43	(e)	10
Year ended 12/31/10	13.81	0.09	1.94	2.03	(0.10)	—	(0.10)	15.74	14.82	(c)	506,742	1.61		1.61		0.64		18
Year ended 12/31/09	10.86	0.10	2.94	3.04	(0.09)	—	(0.09)	13.81	28.37	(f)	538,048	1.64		1.64		0.87		14
Year ended 12/31/08	17.49	0.21	(6.48)	(6.27)	(0.21)	(0.15)	(0.36)	10.86	(36.35	)(f)	544,631	1.59		1.59		1.41		19
Year ended 12/31/07	19.27	0.21	(0.69)	(0.48)	(0.22)	(1.08)	(1.30)	17.49	(2.63	)(f)	1,243,097	1.53		1.53		1.07		22

Class R
Year ended 04/30/12	17.19	0.20	(0.28)	(0.08)	(0.18)	—	(0.18)	16.93	(0.38	)(c)	191,685	1.13	(d)	1.13	(d)	1.30	(d)	17
Four months ended 04/30/11	15.73	0.05	1.45	1.50	(0.04)	—	(0.04)	17.19	9.57	(c)	199,254	1.09	(e)	1.09	(e)	0.93	(e)	10
Year ended 12/31/10	13.81	0.16	1.93	2.09	(0.17)	—	(0.17)	15.73	15.32	(c)	184,927	1.11		1.11		1.14		18
Year ended 12/31/09	10.85	0.15	2.96	3.11	(0.15)	—	(0.15)	13.81	29.13	(f)	164,959	1.14		1.14		1.35		14
Year ended 12/31/08	17.49	0.28	(6.49)	(6.21)	(0.28)	(0.15)	(0.43)	10.85	(36.09	)(f)	130,746	1.09		1.09		1.91		19
Year ended 12/31/07	19.26	0.31	(0.68)	(0.37)	(0.32)	(1.08)	(1.40)	17.49	(2.09	)(f)	296,167	1.03		1.03		1.56		22

Class Y(h)
Year ended 04/30/12	17.20	0.28	(0.29)	(0.01)	(0.26)	—	(0.26)	16.93	0.06	(c)	2,135,728	0.63	(d)	0.63	(d)	1.80	(d)	17
Four months ended 04/30/11	15.73	0.08	1.45	1.53	(0.06)	—	(0.06)	17.20	9.78	(c)	1,771,697	0.59	(e)	0.59	(e)	1.43	(e)	10
Year ended 12/31/10	13.80	0.23	1.94	2.17	(0.24)	—	(0.24)	15.73	15.97	(c)	1,530,636	0.61		0.61		1.65		18
Year ended 12/31/09	10.85	0.21	2.95	3.16	(0.21)	—	(0.21)	13.80	29.67	(f)	1,181,166	0.64		0.64		1.85		14
Year ended 12/31/08	17.48	0.35	(6.48)	(6.13)	(0.35)	(0.15)	(0.50)	10.85	(35.73	)(f)	896,154	0.59		0.59		2.41		19
Year ended 12/31/07	19.25	0.40	(0.68)	(0.28)	(0.41)	(1.08)	(1.49)	17.48	(1.59	)(f)	1,857,415	0.53		0.53		2.07		22

Institutional Class
Year ended 04/30/12	17.19	0.31	(0.28)	0.03	(0.29)	—	(0.29)	16.93	0.33	(c)	397,292	0.44	(d)	0.44	(d)	1.99	(d)	17
Four months ended 04/30/11	15.72	0.09	1.45	1.54	(0.07)	—	(0.07)	17.19	9.82	(c)	167,740	0.36	(e)	0.36	(e)	1.66	(e)	10
Year ended 12/31/10(i)	13.33	0.14	2.44	2.58	(0.19)	—	(0.19)	15.72	19.53	(c)	164,600	0.49	(e)	0.49	(e)	1.68	(e)	18

(a)	Calculated using average shares outstanding.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending April 30, 2012, the portfolio turnover calculation excludes the value of securities purchased of $279,205,287 and sold of $89,253,686 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Large Cap Basic Value Fund, Invesco Value Fund and Invesco Value II Fund into the Fund.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)	Ratios are based on average daily net assets (000’s omitted) of $5,326,915, $404,163, $451,025, $185,103, $1,903,025 and $274,438 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(e)	Annualized.
(f)	Assumes reinvestment of all distributions for all classes for the period and does not include payments of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC) on Class A shares, the maximum CDSC of 5%, charged on certain redemptions of Class B shares, made within one year of purchase and declining to 0% after the fifth year or on the maximum CDSC of 1%, charged on certain redemptions of Class C shares within one year of purchase. On purchases of $1 million or more of Class A shares, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% on Class A shares, up to 1% on Class B and Class C shares or up to 0.50% on Class R shares, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(g)	Total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.25% for the year ended April 30, 2012, the four months ended April 30, 2011 and the year ended December 31, 2010 and reflect actual 12b-1 fees of less than 1.00% for the years ended December 31, 2009, 2008 and 2007.
(h)	On June 1, 2010, the Fund’s former Class I shares were reorganized into Class Y shares.
(i)	Commencement date of June 1, 2010.

21        Invesco Van Kampen Comstock Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)
and Shareholders of Invesco Van Kampen Comstock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen Comstock Fund (one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at April 30, 2012, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year ended April 30, 2012, the period ended April 30, 2011 and the year ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by other independent auditors whose report dated February 19, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

June 21, 2012
Houston, TX

22        Invesco Van Kampen Comstock Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2011 through April 30, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(11/01/11)	(04/30/12)[1]	Period[2]	(04/30/12)	Period[2]	Ratio
A	$1,000.00	$1,119.40	$4.58	$1,020.54	$4.37	0.87%

B	1,000.00	1,119.40	4.58	1,020.54	4.37	0.87

C	1,000.00	1,115.30	8.52	1,016.81	8.12	1.62

Y	1,000.00	1,120.80	3.27	1,021.78	3.12	0.62

Institutional	1,000.00	1,122.00	2.29	1,022.58	2.31	0.46

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2011 through April 30, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

23        Invesco Van Kampen Comstock Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2012:

Federal and State Income Tax

Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24        Invesco Van Kampen Comstock Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in	Other
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	133	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	133	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	151	Director of the Abraham Lincoln Presidential Library Foundation.

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	133	ACE Limited (insurance company); and Investment Company Institute

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1        Invesco Van Kampen Comstock Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in	Other
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	151	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	133	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	133	Chairman, Board of Governors, Western Golf Association, Chairman-elect, Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	151	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	133	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	133	Insperity (formerly known as Administaff)

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	133	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	133	None

T-2        Invesco Van Kampen Comstock Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in	Other
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees

Larry Soll — 1942 Trustee	1997	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	133	None

Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	151	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	133	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Assurance Officer, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

T-3        Invesco Van Kampen Comstock Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in	Other
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust).	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).	N/A	N/A

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4        Invesco Van Kampen Comstock Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund fi les the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-03826 and 002-85905.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-COM-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	April 30, 2012

Invesco Van Kampen Mid Cap Growth Fund
Nasdaq:
A: VGRAX ▪ B: VGRBX ▪ C: VGRCX ▪ R: VGRRX ▪ Y: VGRDX ▪ Institutional: VGRJX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
12	Financial Statements
14	Notes to Financial Statements
21	Financial Highlights
23	Auditor’s Report
24	Fund Expenses
25	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
This annual report provides important information about your Fund, including its long-term performance. I encourage you to read this report to learn more about how your Fund is managed, what it invests in and why it performed as it did. Also, this report includes information about your Fund’s management team and a listing of investments held by your Fund at the close of the reporting period.
     As we’ve seen often in recent years, market sentiment can change suddenly and dramatically – and certainly without advance notice – depending on economic developments and world events. Similarly, your own situation, needs and goals can change, requiring adjustments in your financial strategy.
     That’s why you may find it helpful to stay in touch with your financial adviser on a regular basis. He or she can explain how your investments performed in the last year and over the longer term – keeping in mind that past performance cannot guarantee comparable future results. It’s important to remember that an investment’s long-term performance is more important than its short-term performance. In evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our portfolio managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
Financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our portfolio managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be – according to your Fund’s objective and strategies.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser should be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Van Kampen Mid Cap Growth Fund

Bruce Crockett
Dear Fellow Shareholders:
As always, the Invesco Funds Board of Trustees remains committed to putting your interests first. We’ve continued to work to ensure that the depth and breadth of our fund offerings and their cost to shareholders remain highly competitive. We’ve also worked to manage costs, and this remains a continuing focus of your Board. We continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Across the globe, demographic and economic trends are profoundly reshaping the world’s wealth. Emerging markets such as China, India, Brazil and Russia are experiencing tremendous growth. China is now the world’s second-largest economy. Meanwhile, established markets such as the US and Europe are struggling with debt issues and experiencing much lower rates of growth. We all know the US is a consumer-driven market and that consumers face numerous headwinds, including elevated energy prices, a dismal housing market and high unemployment.
     This dynamic, challenging market and economic environment underscores once again the value of maintaining a well-diversified investment portfolio. Obviously, none of us can control the markets or global economic trends. However, working with an adviser, we can create a portfolio of funds that may help us meet our financial objectives while taking into account our individual tolerance for risk. Adopting a disciplined approach to saving and investing may help provide the funds needed to buy a house, pay for our children’s education and provide for a comfortable retirement.
     Now is a perfect time to sit down with your financial adviser and review your situation to make sure your portfolio is aligned with your investment objectives. He or she can provide insights into the performance of your existing investments and make suggestions for repositioning your portfolio for the years ahead. You’ll want to stay informed regarding the markets and keep up to date with news that affects your investment portfolio. Invesco’s website, invesco.com/us, provides a wealth of information about your investments and news regarding global markets.
     I would like to close by thanking Bob Baker for his distinguished 30-year service with the Invesco Funds Board and his unflagging commitment to our funds’ shareholders. As always, I encourage you to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We appreciate the opportunity to represent and serve you.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3 Invesco Van Kampen Mid Cap Growth Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended April 30, 2012, Invesco Van Kampen Mid Cap Growth Fund had negative returns and underperformed its style-specific benchmark, the Russell Midcap Growth Index. The Fund also underperformed the broad market, as represented by the S&P 500 Index, as mid-cap stocks generally underperformed large-cap stocks.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 4/30/11 to 4/30/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-8.40%

Class B Shares	-8.32

Class C Shares	-9.09

Class R Shares	-8.62

Class Y Shares	-8.15

Institutional Class Shares	-7.97

S&P 500 Index▼ (Broad Market Index)	4.73

Russell Midcap Growth Index▼ (Style-Specific Index)	0.78

Lipper Mid-Cap Growth Funds Index▼ (Peer Group Index)	-2.65

Source(s): ▼Lipper Inc.
The Fund recently adopted a three-tier benchmark structure to compare its performance to broad market, style-specific and peer group market measures.

How we invest
We believe a growth investment strategy is an essential component of a diversified portfolio.
     Our investment process emphasizes rigorous bottom-up analysis of individual companies. We seek to invest in companies with strong or improving fundamentals, attractive valuations relative to growth prospects and earnings expectations that appear fair to conservative.
     To narrow our investment universe, we use a holistic approach that emphasizes fundamental research and, to a lesser extent, includes quantitative analysis. The result of this distillation process is a set of stocks we analyze in greater depth.
     Our fundamental analysis focuses on identifying companies with strong drivers of growth. To accomplish this goal, we conduct rigorous bottom-up analysis to develop higher conviction in each company’s prospects for growth. Through our analysis, we develop a mosaic of each company through detailed discussions with company management teams, competitors, distributors, suppliers, Wall Street analysts and customers. We also employ a variety of valuation techniques based on the company in question, the industry in which the company operates, the stage of the business cycle and other factors that best reflect a company’s value.
     Risk management plays an important role in portfolio construction. Our target portfolio attempts to maximize the relationship between risk and return. We seek to accomplish this goal by investing in companies with attractive fundamental prospects for growth and dividing the portfolio between stable growth stocks and catalyst-driven stocks.

     We consider selling a stock for any of the following reasons:
■	The price target set at purchase has been reached.

■	There is deterioration in fundamentals.

■	The catalysts for growth are no longer present or are reflected in the stock price.

■	We identify a more attractive investment opportunity.

Market conditions and your Fund
The fiscal year began with increased market volatility and significant macroeconomic distortions due to civil unrest in the Middle East and natural events in Asia. In addition to their human cost, the aftermath of Japan’s devastating earthquake and, later, flooding in Thailand caused significant supply chain disruptions around the world. In the US, the temporary effects ranged from a lack of semiconductors for finished electronic products to the inability to paint pickup trucks red. Corporate earnings remained strong through the summer with largely positive surprises, but headlines were often cautionary about continuing high unemployment and soft housing data.
Major equity indexes sold off precipitously in August as the US government struggled to raise the nation’s debt ceiling and credit rating agency Standard & Poor’s announced the first-ever downgrade to long-term US government debt. Uncertainty created by the downgrade, combined with continuing concern about the debt crisis in the eurozone, reignited fears of a global recession and pressured markets down into the fall. As signs of muted but sustained economic growth mounted, equity markets moved off their October lows steadily through the winter and rose consistently through the first part of the spring. In April, the familiar uncertainty of health care reform, US

Portfolio Composition
By sector

Consumer Discretionary	23.3%

Information Technology	20.6

Industrials	14.3

Health Care	12.5

Energy	8.1

Materials	7.9

Financials	4.0

Consumer Staples	3.2

Telecommunication Services	2.7

Money Market Funds
Plus Other Assets Less Liabilities	3.4

Top 10 Equity Holdings*

1.	Discovery Communications, Inc.	2.1%

2.	Discover Financial Services	2.1

3.	Citrix Systems, Inc.	2.0

4.	Equinix, Inc.	1.9

5.	PetSmart, Inc.	1.9

6.	Affiliated Managers Group, Inc.	1.9

7.	SBA Communications Corp.	1.8

8.	Dollar Tree, Inc.	1.8

9.	Kansas City Southern	1.8

10.	Dick’s Sporting Goods, Inc.	1.8

Total Net Assets	$1.5 billion
Total Number of Holdings*	77
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4 Invesco Van Kampen Mid Cap Growth Fund

debt limits and euro concerns again resurfaced, and markets pulled back somewhat without a catalyst to drive them forward.
     In this environment, the Fund produced negative absolute returns and under-performed the Russell Midcap Growth Index for the fiscal year. The Fund under-performed by the widest margin in the health care, industrials and consumer staples sectors. Some of this under-performance was offset by outperformance in other sectors, including financials and energy.
     The Fund underperformed most significantly in the health care sector. Exposure to the health care services industry particularly hurt performance. Future earnings for many of these businesses were uncertain stemming from the Supreme Court’s pending decision on the legality of the health care reform bill. While most are expected to have strong earnings either way, the lack of clarity on the magnitude of those earnings caused investors to pull back from the stocks. Additionally, our underweight exposure to biotechnology had a negative effect as that group ran up significantly amid a spree of merger and acquisition activity. Specialty injectable generic drugs manufacturer Hospira detracted from performance as it struggled with increased research and development spending in the fall, as well as with some plant production issues. We sold our position in the company during the reporting period. Universal Health Services, a hospital operator with a strong psychiatric treatment business, suffered due to the debt ceiling debate and supercommittee spending concerns in 2011, which threatened revenues from government spending. Drug manufacturer United Therapeutics also detracted from performance. The stock performed poorly due to a clinical trial failure in August for its oral treprostinil program. While the company still has a strong core business, the program was expected to be a growth engine for the company’s revenue, and we sold the position.
     The Fund underperformed in the industrials sector due to stock selection. Underperformance was largely concentrated around the late summer and early fall as the sustainability of global growth came into question and markets turned down sharply. Commercial truck and engine maker Navistar International detracted from performance as the stock suffered some supply chain issues with the Thailand flooding in 2011 and later a slowdown from its significant European exposure. Construction equipment manufacturer
Terex detracted because its aerial work platform and construction crane businesses also lagged from exposure to Europe’s slowing growth. We sold both positions during the reporting period.
     The strongest performing sector in the index during the reporting period was consumer staples, as investors favored its relatively stable earnings in the face of economic uncertainty. These companies didn’t necessarily exhibit high growth rates, and as a result of investor interest, they often had higher valuations relative to their expected growth when compared with other sectors. As a result, the Fund was underexposed relative to its style-specific index and underperformed largely due to the underweight position. Additionally, Green Mountain Coffee Roasters was one of the Fund’s larger stock detractors. The market-leading maker of single-serve coffee makers and cups suffered when a well-known hedge fund manager highlighted the stock and its looming patent expirations negatively at a conference. Investor confidence in the stock was damaged, and we sold the position during the reporting period.
     Some of this underperformance was offset by outperformance in other sectors. The Fund outperformed the Russell Midcap Growth Index by the widest margin in the financials sector due to stock selection and an underweight position. One holding that made a positive contribution to performance was Discover Financial Services, which benefited from a strong cycle in the credit card business.
     The Fund outperformed in the energy sector as a result of strong stock selection. The mild winter and development of horizontal drilling in the US led to dramatically increased natural gas reserves and crumbling natural gas prices. We purchased North American services company Keystone Energy Services during the summer at very low valuations when the entire group was being sold off indiscriminately due to an oversupply of pressure pumping services and exposure to natural gas. Because Keystone provides services that have limited impact from pressure pumping and are not particularly levered to natural gas production, the stock rallied strongly both on an absolute basis and relative to peers, and we sold the position. Petrohawk Energy was another strong contributor during the reporting period as an international resources company announced plans to purchase it at a significant premium. As a result, we sold the stock from the Fund as a top contributor in the energy sector.
     As we’ve discussed, the stock market experienced significant volatility during the fiscal year, and we’d like to caution investors against making investment decisions based on short-term performance. We thank you for your commitment to Invesco Van Kampen Mid Cap Growth Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
James Leach
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Mid Cap Growth Fund. He began his investment career in 1993 and joined Invesco in 2011. Mr. Leach earned a B.S. in mechanical engineering from the University of California and an M.B.A. from the Stern School of Business at New York University.

5 Invesco Van Kampen Mid Cap Growth Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es)
Fund and index data from 4/30/02*

*	During the reporting period, Invesco changed its policy regarding growth of $10,000 charts. For funds older than 10 years, we previously showed performance since inception. Going forward, we will show performance for the most recent 10 years, since this more accurately reflects the experience of the typical shareholder. As a result, charts now may include benchmarks that did not appear previously, because the funds’ inception predated the benchmarks’ inception. Also, all charts will now be presented using a linear format.

Past performance cannot guarantee comparable future results.
     As noted earlier in this report, during the reporting period, the Fund adopted a three-tier benchmark structure to compare its performance to broad market, style-specific and peer group market measures. These additional benchmarks will now be included in the chart above.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested divi-
dends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6 Invesco Van Kampen Mid Cap Growth Fund

Average Annual Total Returns
As of 4/30/12, including maximum applicable
sales charges

Class A Shares

Inception (12/27/95)		11.38%

10	Years	6.54

5	Years	2.76

1	Year	-13.44

Class B Shares

Inception (12/27/95)		11.39%

10	Years	6.62

5	Years	3.34

1	Year	-12.52

Class C Shares

Inception (12/27/95)		10.97%

10	Years	6.35

5	Years	3.16

1	Year	-9.92

Class R Shares

Inception (7/11/08)		6.29%

1	Year	-8.62

Class Y Shares

Inception (8/12/05)		6.82%

5	Years	4.19

1	Year	-8.15

Institutional Class Shares

10	Years	7.21%

5	Years	4.05

1	Year	-7.97
Effective June 1, 2010, Class A, Class B, Class C, Class R and Class I shares of the predecessor fund, Van Kampen Mid Cap Growth Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C, Class R and Class Y shares, respectively, of Invesco Van Kampen Mid Cap Growth Fund. Returns shown above for Class A, Class B, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen Mid Cap Growth Fund. Share class returns will differ from the

Average Annual Total Returns
As of 3/31/12, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (12/27/95)		11.52%

10	Years	6.38

5	Years	4.02

1	Year	-8.61

Class B Shares

Inception (12/27/95)		11.54%

10	Years	6.45

5	Years	4.61

1	Year	-7.61

Class C Shares

Inception (12/27/95)		11.12%

10	Years	6.19

5	Years	4.42

1	Year	-4.89

Class R Shares

Inception (7/11/08)		6.79%

1	Year	-3.54

Class Y Shares

Inception (8/12/05)		7.10%

5	Years	5.47

1	Year	-3.03

Institutional Class Shares

10	Years	7.04%

5	Years	5.33

1	Year	-2.81
predecessor fund because of different expenses.
     Institutional Class shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.29%, 1.36%, 2.04%, 1.54%, 1.04% and 0.82%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

continued from page 8

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	Industry classifications used in this report are generally according to the
Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
7 Invesco Van Kampen Mid Cap Growth Fund

Invesco Van Kampen Mid Cap Growth Fund’s investment objective is to seek capital growth.
■	Unless otherwise stated, information presented in this report is as of April 30, 2012, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased for new or additional investments. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other funds. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Active trading risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

■	Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. Convertible securities have risks associated with both common stocks and debt securities. Investments in debt securities are generally affected by changes in the interest rates and creditworthiness of the issuer. The price of such securities tend to fall as interest rates rise, and such declines tend to be greater for securities with longer maturities. The creditworthiness of the issuer may affect the issuer’s ability to make timely payments of interest and principal.
■	Medium-sized companies risk. Medium-sized companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or few key people. The market movements of equity securities of medium-sized companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, medium-sized companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of medium-sized companies generally are less liquid than larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

■	Growth investing risk. Investments in growth-oriented equity securities may have above-average volatility of price movement. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund’s investments will vary and at times may be lower or higher than that of other types of investments.

■	Foreign risk. The risks of investing in securities of foreign issuers, including emerging market issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.

■	Investing in REITs risk. Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and other expenses. REITs may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.

■	Derivatives risk. Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the instruments may not be liquid.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.

■	The Russell Midcap® Growth Index is an unmanaged index considered representative of mid-cap growth stocks. The Russell Midcap Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Mid-Cap Growth Funds Index is an unmanaged index considered representative of mid-cap growth funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
continued on page 7

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	VGRAX
Class B Shares	VGRBX
Class C Shares	VGRCX
Class R Shares	VGRRX
Class Y Shares	VGRDX
Institutional Class Shares	VGRJX

8 Invesco Van Kampen Mid Cap Growth Fund

Schedule of Investments(a)

April 30, 2012

	Shares	Value

Common Stocks & Other Equity Interests–96.63%
Aerospace & Defense–2.14%
BE Aerospace, Inc.(b)	335,344	$15,771,228

Triumph Group, Inc.	251,772	15,816,317

		31,587,545

Apparel Retail–0.78%
American Eagle Outfitters, Inc.	642,919	11,578,971

Apparel, Accessories & Luxury Goods–3.04%
Coach, Inc.	305,403	22,343,284

Michael Kors Holdings Ltd.(b)	494,809	22,597,927

		44,941,211

Application Software–3.41%
Autodesk, Inc.(b)	178,100	7,011,797

Citrix Systems, Inc.(b)	341,626	29,246,602

Salesforce.com, Inc.(b)	90,638	14,115,056

		50,373,455

Asset Management & Custody Banks–1.87%
Affiliated Managers Group, Inc.(b)	242,326	27,533,080

Auto Parts & Equipment–1.51%
BorgWarner, Inc.(b)	281,066	22,215,457

Automobile Manufacturers–1.43%
Tesla Motors, Inc.(b)(c)	637,296	21,113,616

Automotive Retail–1.29%
O’Reilly Automotive, Inc.(b)	179,930	18,975,418

Biotechnology–3.18%
Alexion Pharmaceuticals, Inc.(b)	124,302	11,226,957

BioMarin Pharmaceutical Inc.(b)	569,443	19,759,672

Medivation Inc.(b)	98,421	7,960,290

Onyx Pharmaceuticals, Inc.(b)	176,807	8,046,487

		46,993,406

Broadcasting–2.12%
Discovery Communications, Inc.–Class A(b)	576,170	31,355,171

Building Products–1.39%
Lennox International Inc.	471,545	20,465,053

Communications Equipment–2.23%
F5 Networks, Inc.(b)	131,300	17,585,009

Riverbed Technology, Inc.(b)	487,060	9,609,694

Sycamore Networks, Inc.(b)	362,649	5,653,698

		32,848,401

Computer Storage & Peripherals–0.19%
NetApp, Inc.(b)	74,057	2,875,633

Construction & Engineering–1.87%
KBR, Inc.	405,240	13,721,427

MasTec Inc.(b)	800,126	13,914,191

		27,635,618

Construction & Farm Machinery & Heavy Trucks–1.31%
AGCO Corp.(b)	414,594	19,307,643

Consumer Finance–2.09%
Discover Financial Services	910,538	30,867,238

Data Processing & Outsourced Services–0.95%
VeriFone Systems, Inc.(b)	293,389	13,977,052

Electrical Components & Equipment–2.58%
Cooper Industries PLC (Ireland)	398,201	24,915,437

Polypore International, Inc.(b)(c)	351,400	13,124,790

		38,040,227

Electronic Components–1.79%
Amphenol Corp.–Class A	454,814	26,442,886

Fertilizers & Agricultural Chemicals–1.02%
Intrepid Potash, Inc.(b)	608,389	15,118,467

General Merchandise Stores–1.84%
Dollar Tree, Inc.(b)	267,678	27,212,146

Health Care Equipment–1.57%
Hologic, Inc.(b)	724,177	13,846,264

NxStage Medical, Inc.(b)	551,399	9,373,783

		23,220,047

Health Care Facilities–2.18%
Brookdale Senior Living Inc.(b)	907,534	17,252,221

Universal Health Services, Inc.–Class B	348,902	14,901,605

		32,153,826

Health Care Services–3.37%
DaVita, Inc.(b)	261,961	23,204,506

Express Scripts Holding Co.(b)	287,265	16,026,514

HMS Holdings Corp.(b)	438,866	10,559,116

		49,790,136

Homebuilding–0.82%
Toll Brothers, Inc.(b)	477,587	12,130,710

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Mid Cap Growth Fund

	Shares	Value

Hotels, Resorts & Cruise Lines–1.70%
Starwood Hotels & Resorts Worldwide, Inc.	423,097	$25,047,342

Household Products–1.67%
Church & Dwight Co., Inc.	484,548	24,615,038

Human Resource & Employment Services–1.27%
Robert Half International, Inc.	629,147	18,748,581

Industrial Gases–1.63%
Airgas, Inc.	262,225	24,030,299

Industrial Machinery–3.23%
Flowserve Corp.	211,099	24,261,608

Gardner Denver Inc.	175,360	11,422,951

Graco Inc.	226,036	12,049,979

		47,734,538

Internet Software & Services–3.05%
Equinix, Inc.(b)	168,469	27,662,610

Facebook Inc.–Class B (Acquired 04/04/12–04/05/12; Cost $17,511,945)(b)(d)	526,555	17,376,315

		45,038,925

IT Consulting & Other Services–1.49%
Cognizant Technology Solutions Corp.–Class A(b)	300,635	22,042,558

Life Sciences Tools & Services–1.45%
Agilent Technologies, Inc.	508,984	21,468,945

Metal & Glass Containers–0.98%
Owens-Illinois, Inc.(b)	619,321	14,399,213

Movies & Entertainment–1.38%
Cinemark Holdings, Inc.	884,096	20,298,844

Oil & Gas Drilling–0.97%
Ensco PLC–ADR (United Kingdom)	260,956	14,261,245

Oil & Gas Equipment & Services–3.03%
Cameron International Corp.(b)	473,269	24,255,036

Weatherford International Ltd.(b)	1,437,017	20,506,233

		44,761,269

Oil & Gas Exploration & Production–4.07%
Pioneer Natural Resources Co.	224,288	25,977,036

Plains Exploration & Production Co.(b)	340,656	13,915,798

Whiting Petroleum Corp.(b)	352,493	20,162,599

		60,055,433

Pharmaceuticals–0.75%
Endo Pharmaceuticals Holdings Inc.(b)	313,095	11,002,158

Railroads–1.80%
Kansas City Southern	344,974	26,569,897

Restaurants–2.07%
Chipotle Mexican Grill, Inc.(b)	38,786	16,063,222

Jack in the Box Inc.(b)	634,936	14,425,746

		30,488,968

Semiconductors–3.65%
Avago Technologies Ltd. (Singapore)	658,418	22,702,253

Broadcom Corp.–Class A(b)	397,319	14,541,875

ON Semiconductor Corp.(b)	2,022,530	16,706,098

		53,950,226

Soft Drinks–1.57%
Monster Beverage Corp.(b)	357,197	23,203,517

Specialty Chemicals–3.18%
Albemarle Corp.	376,400	24,578,920

LyondellBasell Industries N.V.–Class A (Netherlands)	534,048	22,312,525

		46,891,445

Specialty Stores–5.35%
Dick’s Sporting Goods, Inc.	523,866	26,507,620

PetSmart, Inc.	474,017	27,616,230

Ulta Salon, Cosmetics & Fragrance, Inc.	282,063	24,872,315

		78,996,165

Steel–1.06%
Allegheny Technologies, Inc.	363,537	15,610,279

Technology Distributors–1.24%
Avnet, Inc.(b)	507,889	18,324,635

Trucking–1.32%
J.B. Hunt Transport Services, Inc.	351,758	19,462,770

Wireless Telecommunication Services–2.75%
NII Holdings Inc.(b)	953,608	13,345,744

SBA Communications Corp.–Class A(b)	507,866	27,292,719

		40,638,463

Total Common Stocks & Other Equity Interests (Cost $1,266,178,835)		1,426,393,166

Money Market Funds–2.67%
Liquid Assets Portfolio–Institutional Class(e)	19,708,900	19,708,900

Premier Portfolio–Institutional Class(e)	19,708,901	19,708,901

Total Money Market Funds (Cost $39,417,801)		39,417,801

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.30% (Cost $1,305,596,636)		1,465,810,967

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen Mid Cap Growth Fund

	Shares	Value

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.81%
Liquid Assets Portfolio–Institutional Class (Cost $26,649,010)(e)(f)	26,649,010	$26,649,010

TOTAL INVESTMENTS–101.11% (Cost $1,332,245,646)		1,492,459,977

OTHER ASSETS LESS LIABILITIES–(1.11)%		(16,386,015)

NET ASSETS–100.00%		$1,476,073,962

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2012.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of the security at April 30, 2012 represented 1.18% of the Fund’s Net Assets.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen Mid Cap Growth Fund

Statement of Assets and Liabilities

April 30, 2012

Assets:
Investments, at value (Cost $1,266,178,835)*	$1,426,393,166

Investments in affiliated money market funds, at value and cost	66,066,811

Total investments, at value (Cost $1,332,245,646)	1,492,459,977

Receivable for:
Investments sold	12,911,293

Fund shares sold	3,182,745

Dividends	423,859

Investment for trustee deferred compensation and retirement plans	14,257

Other assets	47,620

Total assets	1,509,039,751

Liabilities:
Payable for:
Fund shares reacquired	4,582,677

Collateral upon return of securities loaned	26,649,010

Accrued fees to affiliates	1,432,349

Accrued other operating expenses	227,493

Trustee deferred compensation and retirement plans	74,260

Total liabilities	32,965,789

Net assets applicable to shares outstanding	$1,476,073,962

Net assets consist of:
Shares of beneficial interest	$1,398,381,843

Undistributed net investment income (loss)	(3,402,189)

Undistributed net realized gain (loss)	(79,120,023)

Unrealized appreciation	160,214,331

$1,476,073,962

Net Assets:
Class A	$1,199,482,219

Class B	$109,448,570

Class C	$95,998,027

Class R	$16,080,277

Class Y	$52,408,487

Institutional Class	$2,656,382

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	42,606,429

Class B	4,472,061

Class C	4,030,158

Class R	576,714

Class Y	1,826,019

Institutional Class	92,449

Class A:
Net asset value per share	$28.15

Maximum offering price per share
(Net asset value of $28.15 divided by 94.50%)	$29.79

Class B:
Net asset value and offering price per share	$24.47

Class C:
Net asset value and offering price per share	$23.82

Class R:
Net asset value and offering price per share	$27.88

Class Y:
Net asset value and offering price per share	$28.70

Institutional Class:
Net asset value and offering price per share	$28.73

*	At April 30, 2012, securities with an aggregate value of $25,806,289 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen Mid Cap Growth Fund

Statement of Operations

For the year ended April 30, 2012

Investment income:
Dividends (net of foreign withholding taxes of $365,112)	$10,597,853

Dividends from affiliated money market funds (includes securities lending income of $709,725)	740,580

Total investment income	11,338,433

Expenses:
Advisory fees	10,684,280

Administrative services fees	398,686

Custodian fees	62,017

Distribution fees:
Class A	3,095,839

Class B	184,363

Class C	1,032,070

Class R	64,310

Transfer agent fees — A, B, C, R and Y	4,643,466

Transfer agent fees — Institutional	919

Trustees’ and officers’ fees and benefits	88,321

Other	365,595

Total expenses	20,619,866

Less: Fees waived and expense offset arrangement(s)	(63,627)

Net expenses	20,556,239

Net investment income (loss)	(9,217,806)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities (includes net gains from securities sold to affiliates of $3,678,915)	(45,098,949)

Change in net unrealized appreciation (depreciation) of investment securities	(117,227,576)

Net realized and unrealized gain (loss)	(162,326,525)

Net increase (decrease) in net assets resulting from operations	$(171,544,331)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen Mid Cap Growth Fund

Statement of Changes in Net Assets

For the year ended April 30, 2012, the period April 1, 2011 to April 30, 2011 and the year ended March 31, 2011

		One month
	Year ended	ended	Year ended
	April 30,	April 30,	March 31,
	2012	2011	2011

Operations:
Net investment income (loss)	$(9,217,806)	$(1,742,066)	$(11,841,576)

Net realized gain (loss)	(45,098,949)	50,575,686	474,030,387

Change in net unrealized appreciation (depreciation)	(117,227,576)	29,306,615	(26,578,193)

Net increase (decrease) in net assets resulting from operations	(171,544,331)	78,140,235	435,610,618

Distributions to shareholders from net realized gains:
Class A	(84,792,467)	—	—

Class B	(9,607,933)	—	—

Class C	(8,351,094)	—	—

Class R	(902,695)	—	—

Class Y	(3,275,918)	—	—

Institutional Class	(101,928)	—	—

Total distributions from net realized gains	(107,032,035)	—	—

Share transactions–net:
Class A	(116,385,683)	(9,283,118)	(297,781,417)

Class B	(32,997,614)	(4,902,612)	(108,856,610)

Class C	(15,859,736)	(1,044,676)	(13,107,629)

Class R	5,617,373	193,567	5,636,014

Class Y	11,779,418	2,978,168	(109,778,400)

Institutional Class	2,446,795	—	(3,596,781)

Net increase (decrease) in net assets resulting from share transactions	(145,399,447)	(12,058,671)	(527,484,823)

Net increase (decrease) in net assets	(423,975,813)	66,081,564	(91,874,205)

Net assets:
Beginning of period	1,900,049,775	1,833,968,211	1,925,842,416

End of period (includes undistributed net investment income (loss) of $(3,402,189), $(23,642) and $(21,219), respectively)	$1,476,073,962	$1,900,049,775	$1,833,968,211

Notes to Financial Statements

April 30, 2012

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Mid Cap Growth Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is to seek capital growth.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.

14        Invesco Van Kampen Mid Cap Growth Fund

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees

15        Invesco Van Kampen Mid Cap Growth Fund

and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

16        Invesco Van Kampen Mid Cap Growth Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.75%

Next $500 million	0.70%

Over $1 billion	0.65%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 1.40%, 2.15%, 2.15%, 1.65%, 1.15% and 1.15%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation. Effective July 1, 2012, the Adviser has contractually agreed, through at least June 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed above) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75% and 1.75%, respectively, of average daily net assets.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended April 30, 2012, the Adviser waived advisory fees of $59,749.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A, Class B, Class C and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
  For the year ended April 30, 2012, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees. Class B distribution fees were reduced by $130,087 during the period.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended April 30, 2012, IDI advised the Fund that IDI retained $157,609 in front-end sales commissions from the sale of Class A shares and $1,719, $128,550 and $5,838 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

17        Invesco Van Kampen Mid Cap Growth Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of April 30, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended April 30, 2012, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$1,475,083,662	$17,376,315	$—	$1,492,459,977

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended April 30, 2012, the Fund engaged in securities purchases of $2,366,200 and securities sales of $21,311,053, which resulted in net realized gains of $3,678,915.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended April 30, 2012, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,878.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended April 30, 2012, the Fund paid legal fees of $2,145 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

18        Invesco Van Kampen Mid Cap Growth Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the year ended April 30, 2012, one month ended April 30, 2011 and the year ended March 31, 2011:

	Year ended	One month ended	Year ended
	April 30, 2012	April 30, 2011	March 31, 2011

Ordinary income	$36,405,815	$—	$—

Long-term capital gain	70,626,220	—	—

Total distributions	$107,032,035	$—	$—

Tax Components of Net Assets at Period-End:

2012

Net unrealized appreciation — investments	$158,858,332

Temporary book/tax differences	(72,414)

Capital loss carryforward	(58,199,677)

Post-October deferrals	(19,564,346)

Late-Year ordinary loss deferrals	(3,329,776)

Shares of beneficial interest	1,398,381,843

Total net assets	$1,476,073,962

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of April 30, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

April 30, 2016	$31,689,462	$—	$31,689,462

Not subject to expiration	26,510,215	—	26,510,215

	$58,199,677	$—	$58,199,677

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2012 was $1,661,709,949 and $1,925,601,664, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$217,207,270

Aggregate unrealized (depreciation) of investment securities	(58,348,938)

Net unrealized appreciation of investment securities	$158,858,332

Cost of investments for tax purposes is $1,333,601,645.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on April 30, 2012, undistributed net investment income (loss) was increased by $5,839,259, undistributed net realized gain (loss) was decreased by $45,770 and shares of beneficial interest was decreased by $5,793,489. This reclassification had no effect on the net assets of the Fund.

19        Invesco Van Kampen Mid Cap Growth Fund

NOTE 11—Share Information

	Summary of Share Activity

	Year ended		One month ended		Year ended
	April 30, 2012(a)		April 30, 2011		March 31, 2011
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	4,978,879	$140,017,333	623,028	$19,990,379	10,192,879	$280,117,192

Class B	66,704	1,635,680	10,915	305,642	803,937	18,197,823

Class C	440,126	10,605,381	44,323	1,219,970	706,566	16,745,538

Class R	294,289	8,306,287	9,054	289,233	295,109	8,161,464

Class Y	1,066,698	30,010,470	114,986	3,730,838	1,618,803	43,462,222

Institutional Class	103,690	2,784,970	—	—	1,466,561	34,445,733

Issued as reinvestment of dividends:
Class A	3,220,770	82,322,866	—	—	—	—

Class B	422,298	9,375,010	—	—	—	—

Class C	364,305	7,901,774	—	—	—	—

Class R	35,595	901,986	—	—	—	—

Class Y	109,757	2,856,977	—	—	—	—

Institutional Class	3,883	101,106	—	—	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	812,822	22,957,151	98,227	3,243,207	902,573	24,809,978

Class B	(910,976)	(22,957,151)	(111,882)	(3,243,207)	(1,027,289)	(24,809,978)

Reacquired:
Class A	(12,854,778)	(361,683,033)	(1,013,549)	(32,516,704)	(22,827,450)	(602,708,587)

Class B	(875,986)	(21,051,153)	(69,814)	(1,965,047)	(4,189,140)	(102,244,455)

Class C	(1,415,824)	(34,366,891)	(82,017)	(2,264,646)	(1,276,284)	(29,853,167)

Class R	(130,919)	(3,590,900)	(2,980)	(95,666)	(91,171)	(2,525,450)

Class Y	(742,708)	(21,088,029)	(23,242)	(752,670)	(6,058,529)	(153,240,622)

Institutional Class	(15,533)	(439,281)	—	—	(1,466,151)	(38,042,514)

Net increase (decrease) in share activity	(5,026,908)	$(145,399,447)	(402,951)	$(12,058,671)	(20,949,586)	$(527,484,823)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 36% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

20        Invesco Van Kampen Mid Cap Growth Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net		Ratio of net
	Net asset	Net	(losses) on		Distributions						net assets		assets without		investment
	value,	investment	securities (both	Total from	from net		Net asset			Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	realized		value, end	Total		end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	gains		of period	return		(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Year ended 04/30/12	$33.15	$(0.16)	$(2.82)	$(2.98)	$(2.02)		$28.15	(8.37	)%(c)	$1,199,482	1.31	%(d)	1.31	%(d)	(0.57	)%(d)	109%
One month ended 04/30/11	31.79	(0.03)	1.39	1.36	—		33.15	4.28	(c)	1,539,895	1.28	(e)	1.28	(e)	(1.10	)(e)	21
Year ended 03/31/11	24.65	(0.16)	7.30	7.14	—		31.79	28.97	(c)	1,485,888	1.29		1.29		(0.61)		162
Year ended 03/31/10	14.37	(0.10)	10.38	10.28	—		24.65	71.54	(f)	1,441,286	1.24		1.31		(0.49)		25
Year ended 03/31/09	25.07	(0.11)	(10.43)	(10.54)	(0.16	)(g)	14.37	(42.02	)(f)	848,832	1.19		1.40		(0.58)		29
Year ended 03/31/08	26.68	(0.03)	1.48	1.45	(3.06)		25.07	3.87	(f)	1,154,865	1.21		N/A		(0.09)		60

Class B
Year ended 04/30/12	29.11	(0.11)	(2.51)	(2.62)	(2.02)		24.47	(8.29	)(c)	109,449	1.21	(d)	1.21	(d)	(0.47	)(d)	109
One month ended 04/30/11	27.91	(0.03)	1.23	1.20	—		29.11	4.30	(c)(h)	167,947	1.35	(e)(h)	1.35	(e)(h)	(1.17	)(e)(h)	21
Year ended 03/31/11	21.69	(0.20)	6.42	6.22	—		27.91	28.68	(c)(i)	165,822	1.53	(i)	1.53	(i)	(0.85	)(i)	162
Year ended 03/31/10	12.68	(0.13)	9.14	9.01	—		21.69	71.06	(j)(k)	224,558	1.50	(j)	1.57	(j)	(0.74	)(j)	25
Year ended 03/31/09	22.24	(0.16)	(9.24)	(9.40)	(0.16	)(g)	12.68	(42.24	)(j)(k)	168,132	1.58	(j)	1.81	(j)	(0.94	)(j)	29
Year ended 03/31/08	24.07	(0.16)	1.39	1.23	(3.06)		22.24	3.36	(j)(k)	164,016	1.73	(j)	N/A		(0.60	)(j)	60

Class C
Year ended 04/30/12	28.63	(0.32)	(2.47)	(2.79)	(2.02)		23.82	(9.06	)(c)	95,998	2.06	(d)	2.06	(d)	(1.32	)(d)	109
One month ended 04/30/11	27.47	(0.04)	1.20	1.16	—		28.63	4.22	(c)	132,885	2.03	(e)	2.03	(e)	(1.85	)(e)	21
Year ended 03/31/11	21.45	(0.32)	6.34	6.02	—		27.47	28.07	(c)	128,536	2.04		2.04		(1.36)		162
Year ended 03/31/10	12.60	(0.23)	9.08	8.85	—		21.45	70.24	(l)	112,608	1.99		2.06		(1.24)		25
Year ended 03/31/09	22.19	(0.23)	(9.20)	(9.43)	(0.16	)(g)	12.60	(42.47	)(l)	69,522	1.94		2.15		(1.33)		29
Year ended 03/31/08	24.08	(0.22)	1.39	1.17	(3.06)		22.19	3.10	(l)	103,250	1.97		N/A		(0.84)		60

Class R
Year ended 04/30/12	32.94	(0.23)	(2.81)	(3.04)	(2.02)		27.88	(8.62	)(c)	16,080	1.56	(d)	1.56	(d)	(0.82	)(d)	109
One month ended 04/30/11	31.59	(0.04)	1.39	1.35	—		32.94	4.27	(c)	12,443	1.53	(e)	1.53	(e)	(1.35	)(e)	21
Year ended 03/31/11	24.55	(0.24)	7.28	7.04	—		31.59	28.68	(c)	11,742	1.54		1.54		(0.86)		162
Year ended 03/31/10	14.35	(0.22)	10.42	10.20	—		24.55	71.08	(m)	4,118	1.49		1.56		(0.96)		25
Period ended 03/31/09(n)	24.15	(0.08)	(9.56)	(9.64)	(0.16)		14.35	(39.89	)(m)(o)	99	1.44	(e)	1.76	(e)	(0.66	)(e)	29

Class Y(p)
Year ended 04/30/12	33.66	(0.09)	(2.85)	(2.94)	(2.02)		28.70	(8.12	)(c)	52,408	1.06	(d)	1.06	(d)	(0.32	)(d)	109
One month ended 04/30/11	32.27	(0.02)	1.41	1.39	—		33.66	4.31	(c)	46,867	1.03	(e)	1.03	(e)	(0.85	)(e)	21
Year ended 03/31/11	24.96	(0.09)	7.40	7.31	—		32.27	29.29	(c)	41,968	1.04		1.04		(0.36)		162
Year ended 03/31/10	14.52	(0.05)	10.49	10.44	—		24.96	71.90	(q)	143,273	0.99		1.06		(0.24)		25
Year ended 03/31/09	25.26	(0.06)	(10.52)	(10.58)	(0.16	)(g)	14.52	(41.86	)(q)	84,681	0.94		1.15		(0.31)		29
Year ended 03/31/08	26.80	0.04	1.48	1.52	(3.06)		25.26	4.12	(q)	89,448	0.98		N/A		0.14		60

Institutional Class
Year ended 04/30/12	33.64	(0.03)	(2.86)	(2.89)	(2.02)		28.73	(7.97	)(c)	2,656	0.85	(d)	0.85	(d)	(0.11	)(d)	109
One month ended 04/30/11	32.24	(0.02)	1.42	1.40	—		33.64	4.34	(c)	14	0.85	(e)	0.85	(e)	(0.67	)(e)	21
Period ended 03/31/11(n)	24.57	(0.05)	7.72	7.67	—		32.24	31.22	(c)	13	0.82	(e)	0.82	(e)	(0.26	)(e)	162

(a)	Calculated using average shares outstanding.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $1,238,336, $125,938, $103,986, $12,862, $46,193 and $1,037 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(e)	Annualized.
(f)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(g)	Includes return of capital distributions of less than $0.01.
(h)	The Total return, Ratio of expenses to average net assets and Ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.32%.
(i)	The Total return, Ratio of expenses to average net assets and Ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.49%.
(j)	The Total return, Ratio of expenses to average net assets and Ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of less than 1%.
(k)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(l)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(m)	Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of up to 0.50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.
(n)	Commencement date of July 11, 2008 and June 1, 2010 for Class R Shares and Institutional Class Shares, respectively.
(o)	Non-annualized.
(p)	On June 1, 2010, the Fund’s former Class I shares were reorganized into Class Y shares.
(q)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.
N/A=Not Applicable

21        Invesco Van Kampen Mid Cap Growth Fund

NOTE 13—Proposed Reorganization

The Board of Trustees of the Fund unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would acquire all of the assets and liabilities of Invesco Capital Development Fund (the “Target Fund”) in exchange for shares of the Fund.
  The Target Fund’s shareholders approved the Agreement on April 30, 2012 and the reorganization was consummated on June 11, 2012. Upon closing of the reorganization, shareholders of the Target Fund received a corresponding class of shares of the Fund in exchange for their shares of the Target Fund and the Target Fund liquidated and ceased operations.

22        Invesco Van Kampen Mid Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)
and Shareholders of Invesco Van Kampen Mid Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen Mid Cap Growth Fund (one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at April 30, 2012, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year ended April 30, 2012, the period ended April 30, 2011 and the year ended March 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended March 31, 2010 and prior were audited by other independent auditors whose report dated May 18, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

June 21, 2012
Houston, TX

23        Invesco Van Kampen Mid Cap Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2011 through April 30, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(11/01/11)	(04/30/12)[1]	Period[2,3]	(04/30/12)	Period[2,3]	Ratio[3]
A	$1,000.00	$1,087.50	$6.90	$1,018.25	$6.67	1.33%

B	1,000.00	1,088.70	6.91	1,018.25	6.67	1.33

C	1,000.00	1,083.60	10.67	1,014.62	10.32	2.06

R	1,000.00	1,086.30	8.20	1,017.01	7.92	1.58

Y	1,000.00	1,089.00	5.61	1,019.49	5.42	1.08

Institutional	1,000.00	1,090.10	4.28	1,020.59	4.32	0.86

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2011 through April 30, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.
[3]	The annualized expense ratio for Class B shares has been restated to reflect estimated 12b-1 ongoing expenses for the current fiscal year. The annualized expense ratio, the actual expenses paid during the period and the hypothetical expenses during the period prior to restatement were 1.10%, $5.71 and $5.52, respectively.

24        Invesco Van Kampen Mid Cap Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2012:

Federal and State Income Tax

Long-Term Capital Gain Dividends	$70,626,220
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25        Invesco Van Kampen Mid Cap Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in	Other
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	133	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	133	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	151	Director of the Abraham Lincoln Presidential Library Foundation.

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	133	ACE Limited (insurance company); and Investment Company Institute

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1        Invesco Van Kampen Mid Cap Growth Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in	Other
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	151	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	133	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	133	Chairman, Board of Governors, Western Golf Association, Chairman-elect, Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	151	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	133	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	133	Insperity (formerly known as Administaff)

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	133	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	133	None

T-2        Invesco Van Kampen Mid Cap Growth Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in	Other
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees

Larry Soll — 1942 Trustee	1997	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	133	None

Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	151	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	133	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Assurance Officer, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

T-3        Invesco Van Kampen Mid Cap Growth Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in	Other
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust).	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).	N/A	N/A

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4        Invesco Van Kampen Mid Cap Growth Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-03826 and 002-85905.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-MCG-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	April 30, 2012

Invesco Van Kampen Small Cap Value Fund
Nasdaq:
A: VSCAX ▪ B: VSMBX ▪ C: VSMCX ▪ Y: VSMIX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
21	Financial Highlights
22	Auditor’s Report
23	Fund Expenses
24	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
This annual report provides important information about your Fund, including its long-term performance. I encourage you to read this report to learn more about how your Fund is managed, what it invests in and why it performed as it did. Also, this report includes information about your Fund’s management team and a listing of investments held by your Fund at the close of the reporting period.
     As we’ve seen often in recent years, market sentiment can change suddenly and dramatically – and certainly without advance notice – depending on economic developments and world events. Similarly, your own situation, needs and goals can change, requiring adjustments in your financial strategy.
     That’s why you may find it helpful to stay in touch with your financial adviser on a regular basis. He or she can explain how your investments performed in the last year and over the longer term – keeping in mind that past performance cannot guarantee comparable future results. It’s important to remember that an investment’s long-term performance is more important than its short-term performance. In evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our portfolio managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
Financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our portfolio managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be – according to your Fund’s objective and strategies.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser should be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Van Kampen Small Cap Value Fund

Bruce L. Crockett
Dear Fellow Shareholders:
As always, the Invesco Funds Board of Trustees remains committed to putting your interests first. We’ve continued to work to ensure that the depth and breadth of our fund offerings and their cost to shareholders remain highly competitive. We’ve also worked to manage costs, and this remains a continuing focus of your Board. We continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Across the globe, demographic and economic trends are profoundly reshaping the world’s wealth. Emerging markets such as China, India, Brazil and Russia are experiencing tremendous growth. China is now the world’s second-largest economy. Meanwhile, established markets such as the US and Europe are struggling with debt issues and experiencing much lower rates of growth. We all know the US is a consumer-driven market and that consumers face numerous headwinds, including elevated energy prices, a dismal housing market and high unemployment.
     This dynamic, challenging market and economic environment underscores once again the value of maintaining a well-diversified investment portfolio. Obviously, none of us can control the markets or global economic trends. However, working with an adviser, we can create a portfolio of funds that may help us meet our financial objectives while taking into account our individual tolerance for risk. Adopting a disciplined approach to saving and investing may help provide the funds needed to buy a house, pay for our children’s education and provide for a comfortable retirement.
     Now is a perfect time to sit down with your financial adviser and review your situation to make sure your portfolio is aligned with your investment objectives. He or she can provide insights into the performance of your existing investments and make suggestions for repositioning your portfolio for the years ahead. You’ll want to stay informed regarding the markets and keep up to date with news that affects your investment portfolio. Invesco’s website, invesco.com/us, provides a wealth of information about your investments and news regarding global markets.
     I would like to close by thanking Bob Baker for his distinguished 30-year service with the Invesco Funds Board and his unflagging commitment to our funds’ shareholders. As always, I encourage you to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We appreciate the opportunity to represent and serve you.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3 Invesco Van Kampen Small Cap Value Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended April 30, 2012, Invesco Van Kampen Small Cap Value Fund, at net asset value (NAV), outperformed its style-specific index, the Russell 2000 Value Index, and underperformed its broad market index, the S&P 500 Index.
     Drivers of performance were largely stock specific. Select holdings in the consumer discretionary, information technology (IT) and industrials sectors were among the largest contributors to and detractors from Fund performance. In addition, one of the Fund’s energy holdings was the largest detractor from performance during the fiscal year.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 4/30/11 to 4/30/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-3.22%

Class B Shares	-3.50

Class C Shares	-3.90

Class Y Shares	-2.93

S&P 500 Index▼ (Broad Market Index)	4.73

Russell 2000 Value Index▼ (Style-Specific Index)	-4.06

Lipper Small-Cap Value Funds Index▼ (Peer Group Index)	-3.78

Source: ▼Lipper Inc.
The Fund recently adopted a three-tier benchmark structure to compare its performance to broad market, style-specific and peer group market measures.

How we invest
We seek to create wealth by maintaining a long-term investment horizon and investing in companies that are selling at a significant discount to our estimated intrinsic value. We believe intrinsic value represents the inherent business value of portfolio holdings during a two- to three-year investment horizon based on our estimates of future cash flow.
     The Fund’s philosophy is based on key elements that we believe have extensive empirical evidence:
■	Most company intrinsic values can be reasonably estimated. Importantly, this estimated fair business value is independent of the company’s stock price.

■	Market prices are more volatile than business values, partly because investors regularly overreact to negative news.

■	Long-term investment results are a function of the level and growth of business value in the portfolio.
     We will sell stocks for three primary reasons:
■	A more attractive investment opportunity presents itself.

■	A stock is trading significantly above our estimate of intrinsic value.

■	There is a deterioration in the business fundamentals.
     Since our application of this strategy is highly disciplined and relatively unique, it is important to understand the benefits and limitations of our process. First, the investment strategy is intended to preserve your capital while growing it at above-market rates over the long term. Second, our investments have little in common with popular stock market indexes and most of our peers. And third, the Fund’s short-term relative performance will naturally be different from the stock market and its peers, and have little information value since we typically structure the portfolio significantly differently than these benchmarks.

Market conditions and your Fund
Equity markets were volatile during the fiscal year, but the broad market, as measured by the S&P 500 Index, still managed to post a small gain. Small capitalization stocks, as represented by the Russell 2000 Value Index, posted a small loss during the reporting period as did the Fund at NAV. While corporate earnings remained strong, investor enthusiasm was tempered by continuing high unemployment, sluggish consumer spending and soft housing data for most of the year.
     Although markets stabilized and remained generally positive in the spring of 2011, major equity indexes sold off precipitously in August as the US government struggled to raise the nation’s debt ceiling. This led credit rating agency Standard & Poor’s to announce its first-ever downgrade to long-term US government debt. Uncertainty created by the downgrade, combined with continuing concern about the debt crisis in the eurozone, reignited fears of a recession and pressured markets lower into the fall. As signs of muted, but sustained, economic growth mounted, equity markets moved off their October lows and posted strong gains through the close of the reporting period.
     In this environment, the Fund at NAV outperformed its style-specific index. Select Fund holdings in the consumer discretionary sector performed particularly well. Specifically, our investments in apparel company Liz Claiborne and homebuilder PulteGroup posted strong gains and were the top two contributors to Fund results for the fiscal year.
     Liz Claiborne performed very well as investors reacted favorably to the sale of some of its segments including its namesake Liz Claiborne brand and other domestic Partnered Brands. The company also completed the sale of its global business Mexx. Toward the end of 2011, Liz Claiborne announced that its name would change to Fifth & Pacific Companies to better reflect its focus on growing

Portfolio Composition
By sector

Industrials	25.8%

Information Technology	20.0

Financials	16.5

Consumer Discretionary	15.0

Health Care	11.3

Energy	4.9

Materials	3.2

Utilities	1.0

Money Market Funds
Plus Other Assets Less Liabilities	2.3

Top 10 Equity Holdings*

1.	WABCO Holdings Inc.	3.2%

2.	PulteGroup Inc.	3.0

3.	Belden Inc.	2.7

4.	Zions Bancorp.	2.7

5.	AerCap Holdings N.V.	2.7

6.	Terex Corp.	2.5

7.	Alere, Inc.	2.5

8.	UTi Worldwide, Inc.	2.4

9.	Harman International Industries, Inc.	2.4

10.	Jabil Circuit Inc.	2.3

Total Net Assets	$2.2 billion

Total Number of Holdings*	67
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4 Invesco Van Kampen Small Cap Value Fund

its remaining three global lifestyle brands - Juicy Couture, Kate Spade and Lucky. We used the price appreciation in the stock as an opportunity to take profits and sold our position.
     Homebuilder PulteGroup was also among the largest contributors to Fund performance during the reporting period. The company’s stock performed well after reporting its first quarterly profit since the second quarter of 2010. Several positive reports on the housing market in general were released during the first quarter of 2012, which also contributed to the company’s gains.
     In contrast, select holdings in the energy and IT sectors were the largest detractors from Fund performance. Superior Energy Services was the largest detractor from performance during the reporting period. The company leases oilfield equipment, provides offshore plugging and abandonment services, and provides other equipment and services to oil and gas companies. Superior Energy Services’ stock price fell as investors became more worried about demand for the company’s services after natural gas prices declined.
     IT company THQ, a leading video games producer, also detracted from performance during the fiscal year. Shares declined as the company reported weakness in sales of its uDraw game tablet and other kids, family and casual games. THQ also announced that it will stop developing traditional licensed video games for kids and will stop making the uDraw hardware.
     The Fund continues to be positioned with more economically sensitive investments than its peers. The portfolio is not constructed based on a short-term macroeconomic view, but instead, positioning is driven by bottom-up stock selection. In a market that is dominated by fear about the short-term economic outlook, we have seen many economically sensitive stocks fall significantly below our estimates of their intrinsic value. As a result, many of the portfolio’s newer investments have been in economically sensitive companies. Though these new investments may not help near-term performance, we believe they set the stage for potential strong performance over the long term.
     We believe the single most important indicator of how the Fund is positioned for potential future success is not our recent investment results nor popular statistical measures, but rather the difference between current market prices and the Fund’s estimated intrinsic value – the aggregate business value of the portfolio based on our estimate of intrinsic value for each individual holding.
     In our estimation, at the end of the fiscal year, the difference between the market price and the estimated intrinsic value of the Fund remained attractive. While there is no assurance that market value will ever reflect our estimate of the Fund’s intrinsic value, we believe the large gap between price and estimated intrinsic value may stack the odds in favor of above-average capital appreciation if capital markets continue to normalize.
     We will continue to work hard to protect and grow the Fund’s estimated intrinsic value. Thank you for your investment and for sharing our long-term investment perspective.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
R. Canon Coleman II
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Van Kampen Small Cap Value Fund. He joined Invesco in 1999. Mr. Coleman earned a B.S. and M.S. in accounting from the University of Florida. He also earned an M.B.A. from the Wharton School at the University of Pennsylvania.
Jonathan Edwards
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Small Cap Value Fund. He joined Invesco in 2001. Mr. Edwards earned a B.S. in economics from Texas A&M University. He also earned an M.B.A. from the McCombs School of Business at The University of Texas at Austin.
Jonathan Mueller
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Small Cap Value Fund. He joined Invesco in 2001. Mr. Mueller earned a B.B.A. in accounting from Texas Christian University. He also earned an M.B.A. from the McCombs School of Business at The University of Texas at Austin. He is also a Certified Public Accountant.

5 Invesco Van Kampen Small Cap Value Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es)
Fund and index data from 4/30/02*

*	During the reporting period, Invesco changed its policy regarding growth of $10,000 charts. For funds older than 10 years, we previously showed performance since inception. Going forward, we will show performance for the most recent 10 years, since this more accurately reflects the experience of the typical shareholder. As a result, charts now may include benchmarks that did not appear previously, because the funds’ inception predated the benchmarks’ inception. Also, all charts will now be presented using a linear format.

Past performance cannot guarantee comparable future results.
     As noted earlier in this report, during the reporting period, the Fund has adopted a three-tier benchmark structure to compare its performance to broad market, style-specific and peer group market measures. These additional benchmarks will now be included in the chart above.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested divi-
dends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6 Invesco Van Kampen Small Cap Value Fund

Average Annual Total Returns
As of 4/30/12, including maximum applicable sales charges

Class A Shares

Inception (6/21/99)		9.42%

10	Years	7.72

5	Years	2.85

1	Year	-8.56

Class B Shares

Inception (6/21/99)		9.39%

10	Years	7.81

5	Years	3.37

1	Year	-7.97

Class C Shares

Inception (6/21/99)		9.09%

10	Years	7.53

5	Years	3.25

1	Year	-4.79

Class Y Shares

Inception (8/12/05)		7.90%

5	Years	4.28

1	Year	-2.93
Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Van Kampen Small Cap Value Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen Small Cap Value Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen Small Cap Value Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B,

Average Annual Total Returns
As of 3/31/12, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (6/21/99)		9.74%

10	Years	8.26

5	Years	4.02

1	Year	-3.14

Class B Shares

Inception (6/21/99)		9.70%

10	Years	8.35

5	Years	4.54

1	Year	-2.43

Class C Shares

Inception (6/21/99)		9.40%

10	Years	8.06

5	Years	4.42

1	Year	0.86

Class Y Shares

Inception (8/12/05)		8.47%

5	Years	5.46

1	Year	2.80

Class C and Class Y shares was 1.03%, 1.40%, 1.78% and 0.78%, respectively. 1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.13%, 1.88%, 1.88% and 0.88%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/ or reimbursed expenses on Class B shares, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

2	Total annual Fund operating expenses after any contractual fee waivers by the distributor in effect through at least June 30, 2012. See current prospectus for more information.

7 Invesco Van Kampen Small Cap Value Fund

Invesco Van Kampen Small Cap Value Fund’s investment objective is to seek capital appreciation.
■	Unless otherwise stated, information presented in this report is as of April 30, 2012, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased for new or additional investments. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other funds. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply.

■	Small capitalization companies risk. Small capitalization companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of small capitalization companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general and are generally less liquid than equity securities of larger companies.

■	Value investing risk. Value investing is subject to the risk that the valuations never improve, and the returns on value equity securities may or may not move in tandem with the returns on other styles of investing or the overall stock market.

■	Foreign risk. The risks of investing in securities of foreign issuers, including emerging market issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.

■	Investing in real estate investment trusts (REITs) risk. Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and other expenses. REITs may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.

■	Derivatives risk. Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the instruments may not be liquid.

■	Developing markets securities risk. Securities issued by foreign companies and governments located in developing countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.

■	The Russell 2000® Value Index is an unmanaged index considered representative of small-cap value stocks. The Russell 2000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Lipper Small-Cap Value Funds Index is an unmanaged index considered representative of small-cap value funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	VSCAX
Class B Shares	VSMBX
Class C Shares	VSMCX
Class Y Shares	VSMIX

8 Invesco Van Kampen Small Cap Value Fund

Schedule of Investments(a)

April 30, 2012

	Shares	Value

Common Stocks–97.74%
Aerospace & Defense–1.12%
AAR Corp.	1,630,698	$25,194,284

Air Freight & Logistics–2.42%
UTi Worldwide, Inc.	3,263,100	54,395,877

Apparel, Accessories & Luxury Goods–2.63%
Jones Group Inc. (The)	3,539,400	39,712,068

Maidenform Brands, Inc.(b)(c)	850,025	19,406,071

		59,118,139

Asset Management & Custody Banks–1.50%
Janus Capital Group Inc.	4,449,000	33,723,420

Automobile Manufacturers–0.52%
Winnebago Industries, Inc.(b)	1,189,415	11,596,796

Building Products–1.94%
Masco Corp.	3,302,100	43,521,678

Computer Storage & Peripherals–1.94%
Synaptics Inc.(b)	1,421,800	43,663,478

Construction & Engineering–1.85%
Aegion Corp.(b)(c)	2,274,100	41,502,325

Construction & Farm Machinery & Heavy Trucks–5.69%
Terex Corp.(b)	2,482,400	56,201,536

WABCO Holdings Inc.(b)	1,134,800	71,526,444

		127,727,980

Consumer Electronics–2.36%
Harman International Industries, Inc.	1,068,159	52,959,323

Data Processing & Outsourced Services–0.99%
Euronet Worldwide, Inc.(b)	1,030,500	22,289,715

Diversified Metals & Mining–0.67%
Globe Specialty Metals Inc.	1,129,493	15,067,437

Education Services–1.38%
Grand Canyon Education, Inc.(b)	1,776,309	30,890,013

Electrical Components & Equipment–2.72%
Belden Inc.	1,753,853	60,999,007

Electronic Components–1.26%
Rogers Corp.(b)(c)	740,253	28,344,287

Electronic Equipment & Instruments–0.40%
Checkpoint Systems, Inc.(b)	829,286	9,088,975

Electronic Manufacturing Services–6.75%
Flextronics International Ltd. (Singapore)(b)	5,034,300	33,528,438

Jabil Circuit, Inc.	2,214,800	51,937,060

Methode Electronics, Inc.(c)	2,560,881	21,639,444

Sanmina-SCI Corp.(b)(c)	4,981,994	44,339,747

		151,444,689

Gas Utilities–0.99%
UGI Corp.	763,600	22,281,848

Health Care Facilities–4.16%
Brookdale Senior Living Inc.(b)	2,154,700	40,960,847

Health Management Associates Inc.–Class A(b)	3,218,144	23,170,637

VCA Antech, Inc.(b)	1,239,666	29,330,497

		93,461,981

Health Care Services–1.20%
AMN Healthcare Services, Inc.(b)(c)	4,001,298	26,848,710

Health Care Supplies–4.17%
Alere, Inc.(b)	2,305,900	55,087,951

Cooper Cos., Inc. (The)	438,065	38,624,191

		93,712,142

Home Entertainment Software–0.20%
THQ Inc.(b)(c)	6,715,718	4,549,227

Homebuilding–5.20%
PulteGroup Inc.(b)	6,950,100	68,388,984

Ryland Group, Inc. (The)	2,153,453	48,474,227

		116,863,211

Industrial Machinery–1.14%
Mueller Water Products, Inc.–Class A	3,126,449	11,223,952

Snap-on Inc.	229,500	14,352,930

		25,576,882

Investment Banking & Brokerage–0.71%
FBR & Co.(b)(c)	5,981,300	15,850,445

IT Consulting & Other Services–2.38%
Acxiom Corp.(b)	1,718,931	23,600,923

CIBER, Inc.(b)(c)	5,977,400	24,865,984

iGATE Corp.(b)	258,349	5,027,471

		53,494,378

Life & Health Insurance–1.72%
CNO Financial Group, Inc.(b)	5,298,188	38,517,827

Life Sciences Tools & Services–1.55%
PerkinElmer, Inc.	1,263,400	34,869,840

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Small Cap Value Fund

	Shares	Value

Managed Health Care–0.26%
Triple-S Management Corp.–Class B (Puerto Rico)(b)	277,044	$5,834,547

Office Services & Supplies–3.08%
ACCO Brands Corp.(b)(c)	4,222,312	44,545,391

Interface, Inc.–Class A	1,740,437	24,644,588

		69,189,979

Oil & Gas Equipment & Services–3.91%
Global Geophysical Services, Inc.(b)	1,331,955	12,746,809

ION Geophysical Corp.(b)	5,381,841	33,528,869

Superior Energy Services, Inc.(b)	1,539,880	41,453,570

		87,729,248

Oil & Gas Exploration & Production–0.96%
Goodrich Petroleum Corp.(b)	1,283,700	21,527,649

Paper Packaging–2.07%
Sealed Air Corp.	2,420,200	46,419,436

Property & Casualty Insurance–3.30%
AmTrust Financial Services, Inc.	1,705,774	46,465,284

Argo Group International Holdings, Ltd. (Bermuda)	955,000	27,561,300

		74,026,584

Regional Banks–5.53%
First Horizon National Corp.	354,661	3,255,788

First Niagara Financial Group, Inc.	2,947,217	26,348,120

TCF Financial Corp.	2,974,700	34,119,809

Zions Bancorp.	2,967,500	60,507,325

		124,231,042

Reinsurance–3.72%
Platinum Underwriters Holdings, Ltd.	445,498	16,314,137

Reinsurance Group of America, Inc.	418,000	24,302,520

Validus Holdings, Ltd. (Bermuda)	1,320,400	42,913,000

		83,529,657

Research & Consulting Services–3.22%
Dun & Bradstreet Corp. (The)	504,100	39,208,898

Resources Connection Inc.(c)	2,542,614	33,003,130

		72,212,028

Restaurants–1.83%
Sonic Corp.(b)(c)	5,697,422	41,135,387

Semiconductor Equipment–2.42%
Advanced Energy Industries, Inc.(b)	1,807,700	21,583,938

Novellus Systems, Inc.(b)	700,600	32,753,050

		54,336,988

Semiconductors–3.59%
Lattice Semiconductor Corp.(b)(c)	6,721,400	36,698,844

Microsemi Corp.(b)	2,041,600	43,935,232

		80,634,076

Specialized Consumer Services–1.12%
H&R Block, Inc.	1,714,600	25,204,620

Specialty Chemicals–0.50%
Zep, Inc.(c)	784,596	11,180,493

Trading Companies & Distributors–2.67%
AerCap Holdings N.V. (Netherlands)(b)	5,168,177	59,847,490

Total Common Stocks (Cost $1,879,025,822)		2,194,593,138

Money Market Funds–2.08%
Liquid Assets Portfolio–Institutional Class(d)	23,387,426	23,387,426

Premier Portfolio–Institutional Class(d)	23,387,425	23,387,425

Total Money Market Funds (Cost $46,774,851)		46,774,851

TOTAL INVESTMENTS–99.82% (Cost $1,925,800,673)		2,241,367,989

OTHER ASSETS LESS LIABILITIES–0.18%		3,999,422

NET ASSETS–100.00%		$2,245,367,411

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated company during the period. The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate value of these securities as of April 30, 2012 was $393,909,485, which represented 17.54% of the Fund’s Net Assets. See Note 5.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen Small Cap Value Fund

Statement of Assets and Liabilities

April 30, 2012

Assets:
Investments, at value (Cost $1,510,503,579)	$1,859,614,504

Investments in affiliates, at value (Cost $415,297,094)	381,753,485

Total investments, at value (Cost $1,925,800,673)	2,241,367,989

Receivable for:
Investments sold	17,992,546

Fund shares sold	2,940,478

Dividends	715,974

Fund expenses absorbed	98,712

Investment for trustee deferred compensation and retirement plans	29,134

Other assets	43,333

Total assets	2,263,188,166

Liabilities:
Payable for:
Investments purchased	7,907,537

Fund shares reacquired	7,938,462

Accrued fees to affiliates	1,730,411

Accrued other operating expenses	130,020

Trustee deferred compensation and retirement plans	114,325

Total liabilities	17,820,755

Net assets applicable to shares outstanding	$2,245,367,411

Net assets consist of:
Shares of beneficial interest	$1,802,729,685

Undistributed net investment income (loss)	(110,552)

Undistributed net realized gain	127,180,962

Unrealized appreciation	315,567,316

$2,245,367,411

Net Assets:
Class A	$1,326,668,420

Class B	$34,194,304

Class C	$140,341,880

Class Y	$744,162,807

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	74,518,640

Class B	2,135,912

Class C	8,945,288

Class Y	41,184,825

Class A:
Net asset value per share	$17.80

Maximum offering price per share
(Net asset value of $17.80 divided by 94.50%)	$18.84

Class B:
Net asset value and offering price per share	$16.01

Class C:
Net asset value and offering price per share	$15.69

Class Y:
Net asset value and offering price per share	$18.07

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen Small Cap Value Fund

Statement of Operations

For the year ended April 30, 2012

Investment income:
Dividends	$15,829,293

Dividends from affiliates	1,441,498

Total investment income	17,270,791

Expenses:
Advisory fees	13,915,666

Administrative services fees	463,917

Custodian fees	59,844

Distribution fees:
Class A	3,277,947

Class B	380,828

Class C	1,449,878

Transfer agent fees	5,110,278

Trustees’ and officers’ fees and benefits	116,868

Other	386,090

Total expenses	25,161,316

Less: Fees waived and expense offset arrangement(s)	(3,109,394)

Net expenses	22,051,922

Net investment income (loss)	(4,781,131)

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities (includes net gains from securities sold to affiliates of $1,611,744)	250,504,679

Option contracts written	434,988

250,939,667

Change in net unrealized appreciation (depreciation) of investment securities	(351,966,248)

Net realized and unrealized gain (loss)	(101,026,581)

Net increase (decrease) in net assets resulting from operations	$(105,807,712)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen Small Cap Value Fund

Statement of Changes in Net Assets

For the year ended April 30, 2012, the period April 1, 2011 to April 30, 2011 and the year ended March 31, 2011

		One month
	Year ended	ended	Year ended
	April 30,	April 30,	March 31,
	2012	2011	2011

Operations:
Net investment income (loss)	$(4,781,131)	$(1,026,774)	$(2,874,589)

Net realized gain	250,939,667	18,399,924	101,125,792

Change in net unrealized appreciation (depreciation)	(351,966,248)	22,917,071	154,919,814

Net increase (decrease) in net assets resulting from operations	(105,807,712)	40,290,221	253,171,017

Distributions to shareholders from net realized gains:
Class A	(83,002,653)	—	(30,666,764)

Class B	(2,902,184)	—	(1,521,239)

Class C	(10,267,086)	—	(5,006,116)

Class Y	(44,320,919)	—	(5,451,254)

Total distributions from net realized gains	(140,492,842)	—	(42,645,373)

Share transactions–net:
Class A	412,440,578	(8,004,987)	213,801,699

Class B	220,542	(1,396,299)	(15,304,348)

Class C	12,739,973	(2,058,199)	15,292,070

Class Y	617,701,249	8,392,186	23,278,951

Net increase (decrease) in net assets resulting from share transactions	1,043,102,342	(3,067,299)	237,068,372

Net increase in net assets	796,801,788	37,222,922	447,594,016

Net assets:
Beginning of period	1,448,565,623	1,411,342,701	963,748,685

End of period (includes undistributed net investment income (loss) of $(110,552), $(15,970) and $(14,350), respectively)	$2,245,367,411	$1,448,565,623	$1,411,342,701

Notes to Financial Statements

April 30, 2012

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Small Cap Value Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is capital appreciation.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the

13        Invesco Van Kampen Small Cap Value Fund

security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

14        Invesco Van Kampen Small Cap Value Fund

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class. Effective January 1, 2012, the Fund eliminated the 2% redemption fee assessed on shares of the Fund redeemed or exchanged within 31 days of purchase.
J.	Call Options Written — The Fund may write call options. A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. Written call options are recorded as a liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently valued to reflect the current market value of the option written. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized gains and losses on these contracts are included in the Statement of Operations. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.67%

Next $500 million	0.645%

Over $1 billion	0.62%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective May 23, 2011, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, and Class Y shares to 1.03%, 1.40% (after Rule 12b-1 fee limit), 1.78%, and 0.78%, respectively, of average daily net assets. Prior to May 23, 2011, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, and Class Y shares to 1.34%, 2.09% (after Rule 12b-1 fee limit), 2.09%, and 1.09%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. Effective July 1, 2012, the Adviser has contractually agreed, through at least June 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the

15        Invesco Van Kampen Small Cap Value Fund

extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed above) of Class A, Class B, Class C and Class Y shares to 2.00%, 2.75%, 2.75% and 1.75%, respectively, of average daily net assets.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended April 30, 2012, the Adviser waived advisory fees of $2,959,632.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.
  Effective May 23, 2011, IDI has contractually agreed to limit Rule 12b-1 plan fees on Class B shares to 0.62% of average daily net assets, through at least June 30, 2012.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
  Expenses under the Plans before fee waivers are shown as distribution fees in the Statement of Operations as Distribution fees. For the year ended April 30, 2012, 12b-1 fees for Class B shares were $233,263 after fee waivers of $147,565.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended April 30, 2012, IDI advised the Fund that IDI retained $26,039 in front-end sales commissions from the sale of Class A shares and $7,768, $43,746 and $12,226 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of April 30, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended April 30, 2012, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$2,241,367,989	$—	$—	$2,241,367,989

16        Invesco Van Kampen Small Cap Value Fund

NOTE 4—Derivative Investments

Effect of Derivative Instruments for the year ended April 30, 2012

The table below summarizes the gains on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on
Statement of Operations
Options*

Realized Gain
Equity risk	$434,988

*	The average notional value of options outstanding during the period was $355,191.

Transactions During the Period
	Call Option Contracts
	Number of	Premiums
	Contracts	Received

Beginning of period	—	$—

Written	5,000	522,488

Closed	(5,000)	(522,488)

End of period	—	$—

NOTE 5—Investments in Other Affiliates

The 1940 Act defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in affiliates for the year ended April 30, 2012.

					Change in
					Unrealized
	Value	Purchases	Merger	Proceeds	Appreciation	Realized	Value	Dividend
	04/30/11	at Cost	Acquisitions	from Sales	(Depreciation)	Gain (Loss)	04/30/12	Income

ACCO Brands Corp.	$28,735,007	$167,356	$17,758,513	$(15,733,917)	$8,754,803	$4,863,629	$44,545,391	$—

Aegion Corp.(a)	16,993,134	15,943,989	13,167,160	—	(4,601,958)	—	41,502,325	—

AMN Healthcare Services, Inc.	8,025,382	13,143,072	7,289,813	—	(1,609,557)	—	26,848,710	—

CIBER, Inc.	—	21,463,628	—	—	3,402,356	—	24,865,984	—

Denny’s Corp.(b)	17,525,364	194,969	12,208,028	(32,188,074)	(3,633,551)	5,893,264	—	—

FBR & Co.(c)	10,036,800	1,446,215	9,904,373	—	(5,536,943)	—	15,850,445	—

Lattice Semiconductor Corp.	—	40,275,429	—	—	(3,576,585)	—	36,698,844	—

Liz Claiborne, Inc.(b)	36,954,379	205,800	29,079,457	(101,637,942)	(5,960,343)	41,358,649	—	—

Maidenform Brands, Inc.(b)	22,488,351	8,444,370	9,951,453	(24,184,406)	(3,595,530)	6,301,833	19,406,071	—

Methode Electronics, Inc.	16,222,154	188,322	11,034,272	—	(5,805,304)	—	21,639,444	717,047

Orion Marine Group, Inc.(b)	9,046,745	52,071	9,409,888	(12,285,916)	3,398,651	(9,621,439)	—	—

Resources Connection Inc.	14,303,646	9,352,242	12,006,879	—	(2,659,637)	—	33,003,130	465,416

Rogers Corp.(b)	19,059,299	668,802	10,474,583	(7,255,971)	2,819,253	2,578,321	28,344,287	—

Sanmina-SCI Corp.	19,325,108	15,126,499	19,155,157	—	(9,267,017)	—	44,339,747	—

Sonic Corp.	25,807,593	9,984,970	18,644,596	—	(13,301,772)	—	41,135,387	—

THQ Inc.	—	24,950,657	—	—	(20,401,430)	—	4,549,227	—

Zep, Inc.(b)	14,280,229	83,644	9,144,910	(9,669,937)	(1,755,452)	(902,901)	11,180,493	200,117

Total	$258,803,191	$161,692,035	$189,229,082	$(202,956,163)	$(63,330,016)	$50,471,356	$393,909,485	$1,382,580

(a)	Issuer formerly known as Insituform Technologies, Inc.
(b)	As of April 30, 2012, the security is no longer considered an affiliate of the Fund.
(c)	Issuer formerly known as FBR Capital Markets Corp.

17        Invesco Van Kampen Small Cap Value Fund

NOTE 6—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended April 30, 2012, the Fund engaged in securities purchases of $11,393,786 and securities sales of $5,779,200, which resulted in net realized gains of $1,611,744.

NOTE 7—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (1) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (2) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended April 30, 2012, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $2,197.

NOTE 8—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended April 30, 2012, the Fund paid legal fees of $2,203 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 9—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 10—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid during the year ended April 30, 2012, the period April 1, 2011 to April 30, 2011 and the year ended March 31, 2011:

	April 30, 2012	April 30, 2011	March 31, 2011

Ordinary income	$20,497,702	$—	$—

Long-term capital gain	119,995,140	—	42,645,373

Total distributions	$140,492,842	$—	$42,645,373

Tax Components of Net Assets at Period-End:

2012

Undistributed ordinary income	$2,141,057

Undistributed long-term gain	141,692,911

Net unrealized appreciation — investments	301,765,458

Temporary book/tax differences	(110,552)

Capital loss carryforward	(2,851,148)

Shares of beneficial interest	1,802,729,685

Total net assets	$2,245,367,411

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

18        Invesco Van Kampen Small Cap Value Fund

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $8,300,625 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of April 30, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

April 30, 2017	$2,851,148	$—	$2,851,148

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of May 23, 2011, the date of the reorganizations of Invesco Special Value Fund, Invesco Small-Mid Special Value Fund, Invesco U.S. Small Cap Value Fund and Invesco U.S. Small-Mid Cap Value Fund into the Fund, are realized on securities held in each fund at such date of the reorganizations, the capital loss carryforward may be further limited for up to five years from the date of the reorganizations.

NOTE 11—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2012 was $836,673,636 and $669,228,970, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$387,999,875

Aggregate unrealized (depreciation) of investment securities	(86,234,417)

Net unrealized appreciation of investment securities	$301,765,458

Cost of investments for tax purposes is $1,939,602,531.

NOTE 12—Reclassification of Permanent Differences

Primarily as a result of proxy costs and net operating losses, on April 30, 2012, undistributed net investment income (loss) was increased by $4,708,332, undistributed net realized gain was decreased by $4,678,333 and shares of beneficial interest decreased by $29,999. Further, as a result of tax deferrals acquired in the reorganization of Invesco Special Value Fund, Invesco Small-Mid Special Value Fund, Invesco U.S. Small Cap Value Fund and Invesco U.S. Small-Mid Cap Value Fund into the Fund, undistributed net investment income (loss) was decreased by $21,783, undistributed net realized gain was decreased by $26,661,880 and shares of beneficial interest increased by $26,683,663. These reclassifications had no effect on the net assets of the Fund.

19        Invesco Van Kampen Small Cap Value Fund

NOTE 13—Share Information

	Summary of Share Activity

	Year ended		One month ended		Year ended
	April 30, 2012(a)		April 30, 2011		March 31, 2011
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	18,125,813	$312,999,273	1,315,045	$25,233,222	28,909,954	$483,429,596

Class B	18,890	296,099	3,205	55,394	462,662	6,841,904

Class C	515,139	7,516,931	67,067	1,149,714	2,650,688	39,891,283

Class Y(b)	8,637,301	152,677,204	668,712	12,934,920	9,894,690	165,142,963

Issued as reinvestment of dividends:
Class A	5,145,436	80,062,984	—	—	1,603,901	28,613,600

Class B	192,510	2,697,063	—	—	88,839	1,440,077

Class C	708,420	9,740,782	—	—	295,178	4,728,753

Class Y(b)	2,712,264	42,799,519	—	—	287,477	5,180,323

Automatic conversion of Class B shares to Class A shares:
Class A	1,008,126	17,262,960	41,460	816,315	581,832	9,661,325

Class B	(1,111,006)	(17,262,960)	(45,657)	(816,315)	(638,208)	(9,661,325)

Issued in connection with acquisitions:(c)
Class A	28,565,022	546,905,635	—	—	—	—

Class B	1,395,411	24,277,773	—	—	—	—

Class C	2,655,889	45,515,921	—	—	—	—

Class Y(b)	34,418,470	666,710,807	—	—	—	—

Reacquired:(d)
Class A	(32,468,502)	(544,790,274)	(1,770,998)	(34,054,524)	(18,638,960)	(307,902,822)

Class B	(605,579)	(9,787,433)	(36,524)	(635,378)	(933,978)	(13,925,004)

Class C	(3,353,548)	(50,033,661)	(186,223)	(3,207,913)	(1,958,635)	(29,327,966)

Class Y(b)	(14,235,705)	(244,486,281)	(234,161)	(4,542,734)	(8,919,305)	(147,044,335)

Net increase (decrease) in share activity	52,324,351	$1,043,102,342	(178,074)	$(3,067,299)	13,686,135	$237,068,372

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 31% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	On June 1, 2010, the Fund’s former Class I shares were reorganized into Class Y shares.
(c)	As of the opening of business on May 23, 2011 the Fund acquired all the net assets of Invesco Special Value Fund, Invesco Small-Mid Special Value Fund, Invesco U.S. Small Cap Value Fund and Invesco U.S. Small-Mid Cap Value Fund (the “Target Funds”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of the Target Funds on April 14, 2011. The acquisition was accomplished by a tax-free exchange of 67,034,792 shares of the Fund for 28,177,350, 7,763,887, 29,315,528 and 1,571,735 shares outstanding of Invesco Special Value Fund, Invesco Small-Mid Special Value Fund, Invesco U.S. Small Cap Value Fund and Invesco U.S. Small-Mid Cap Value Fund, respectively, as of the close of business on May 20, 2011. Each class of the Target Funds was exchanged for the like class of shares of the Fund based on the relative net asset value of the Target Funds to the net asset value of the Fund at the close of business on May 20, 2011. The net assets of Invesco Special Value Fund, Invesco Small-Mid Special Value Fund, Invesco U.S. Small Cap Value Fund and Invesco U.S. Small-Mid Cap Value Fund at that date of $390,180,913, $94,779,328, $783,803,191 and $14,646,704, including $97,721,791, $24,269,354, $189,121,985 and $3,495,853 of unrealized appreciation, were combined with those of the Fund. The Fund’s net assets immediately before the acquisition were $1,450,891,862, and the Fund’s net assets immediately after the acquisition were $2,734,301,998.
The pro forma results of operations for the year ended April 30, 2012 assuming the reorganization had been completed on May 1, 2011, the beginning of the annual reporting period are as follows:

Net investment income (loss)	$(5,675,124)

Net realized/unrealized gains (losses)	(125,107,953)

Change in net assets resulting from operations	$(130,783,077)

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Fund’s Statement of Operations since May 23, 2011.

(d)	Net of redemption fees of $67,324, $8,934 and $84,229, which were allocated among the classes based on relative net assets of each class for the year ended April 30, 2012, the period April 1, 2011 to April 30, 2011 and the year ended March 31, 2011, respectively.

20        Invesco Van Kampen Small Cap Value Fund

NOTE 14—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

															Ratio of		Ratio of
															expenses		expenses
			Net gains												to average		to average net		Ratio of net
	Net asset	Net	(losses) on		Dividends		Distributions								net assets		assets without		investment
	value,	investment	securities (both	Total from	from net		from net			Net asset				Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment		realized	Total		value, end		Total		end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income		gains	distributions		of period		return		(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Year ended 04/30/12	$19.71	$(0.04)	$(0.75)	$(0.79)	$—		$(1.12)	$(1.12)		$17.80	(c)	(3.18	)%(d)	$1,326,668	1.03	%(e)	1.17	%(e)	(0.24	)%(e)	50%
One month ended 04/30/11	19.17	(0.01)	0.55	0.54	—		—	—		19.71	(c)	2.82	(d)	1,067,286	1.33	(f)	1.36	(f)	(0.84	)(f)	5
Year ended 03/31/11	16.06	(0.03)	3.75	3.72	—		(0.61)	(0.61)		19.17	(c)	23.46	(d)	1,045,598	1.19		1.18		(0.19)		67
Year ended 03/31/10	9.56	(0.05)	6.55	6.50	(0.00	)(g)	—	(0.00	)(g)	16.06		68.04	(h)	675,936	1.25		1.25		(0.38)		28
Year ended 03/31/09	14.41	0.05	(4.83)	(4.78)	(0.03)		(0.04)	(0.07)		9.56		(33.21	)(h)	225,016	1.34		1.34		0.40		63
Year ended 03/31/08	17.57	(0.03)	(1.49)	(1.52)	—		(1.64)	(1.64)		14.41		(9.31	)(h)	248,178	1.29		1.29		(0.21)		46

Class B
Year ended 04/30/12	17.91	(0.08)	(0.70)	(0.78)	—		(1.12)	(1.12)		16.01	(c)	(3.45	)(d)	34,194	1.33	(e)	1.81	(e)	(0.54	)(e)	50
One month ended 04/30/11	17.42	(0.01)	0.50	0.49	—		—	—		17.91	(c)	2.81	(d)(i)	40,226	1.33	(f)(i)	1.36	(f)(i)	(0.84	)(f)(i)	5
Year ended 03/31/11	14.69	(0.09)	3.43	3.34	—		(0.61)	(0.61)		17.42	(c)	23.07	(d)(i)	40,485	1.57	(i)	1.56	(i)	(0.57	)(i)	67
Year ended 03/31/10	8.77	(0.09)	6.01	5.92	—		—	—		14.69		67.50	(j)(k)	49,140	1.62	(k)	1.62	(k)	(0.78	)(k)	28
Year ended 03/31/09	13.24	0.02	(4.44)	(4.42)	(0.01)		(0.04)	(0.05)		8.77		(33.39	)(j)(k)	37,961	1.51	(k)	1.51	(k)	0.16	(k)	63
Year ended 03/31/08	16.35	(0.11)	(1.36)	(1.47)	—		(1.64)	(1.64)		13.24		(9.64	)(j)(k)	78,649	1.73	(k)	1.73	(k)	(0.68	)(k)	46

Class C
Year ended 04/30/12	17.65	(0.15)	(0.69)	(0.84)	—		(1.12)	(1.12)		15.69	(c)	(3.85	)(d)	140,342	1.76	(e)	1.90	(e)	(0.97	)(e)	50
One month ended 04/30/11	17.17	(0.02)	0.50	0.48	—		—	—		17.65	(c)	2.80	(d)	148,624	2.08	(f)	2.11	(f)	(1.59	)(f)	5
Year ended 03/31/11	14.55	(0.14)	3.37	3.23	—		(0.61)	(0.61)		17.17	(c)	22.52	(d)	146,633	1.94		1.93		(0.94)		67
Year ended 03/31/10	8.72	(0.14)	5.97	5.83	—		—	—		14.55		66.86	(l)	109,871	2.00		2.00		(1.14)		28
Year ended 03/31/09	13.23	(0.04)	(4.43)	(4.47)	—		(0.04)	(0.04)		8.72		(33.76	)(l)	50,495	2.10		2.10		(0.36)		63
Year ended 03/31/08	16.38	(0.15)	(1.36)	(1.51)	—		(1.64)	(1.64)		13.23		(9.95	)(l)	64,492	2.04		2.04		(0.95)		46

Class Y(m)
Year ended 04/30/12	19.94	0.00	(0.75)	(0.75)	—		(1.12)	(1.12)		18.07	(c)	(2.93	)(d)	744,163	0.78	(e)	0.92	(e)	0.01	(e)	50
One month ended 04/30/11	19.38	(0.01)	0.57	0.56	—		—	—		19.94	(c)	2.89	(d)	192,429	1.08	(f)	1.11	(f)	(0.59	)(f)	5
Year ended 03/31/11	16.19	0.01	3.79	3.80	—		(0.61)	(0.61)		19.38	(c)	23.77	(d)	178,627	0.94		0.93		0.06		67
Year ended 03/31/10	9.63	(0.02)	6.61	6.59	(0.03)		—	(0.03)		16.19		68.43	(n)	128,802	1.00		1.00		(0.13)		28
Year ended 03/31/09	14.53	0.08	(4.88)	(4.80)	(0.06)		(0.04)	(0.10)		9.63		(33.09	)(n)	32,407	1.09		1.09		0.63		63
Year ended 03/31/08	17.66	0.02	(1.51)	(1.49)	—		(1.64)	(1.64)		14.53		(9.03	)(n)	34,486	1.06		1.06		0.12		46

(a)	Calculated using average shares outstanding.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended April 30, 2012, the portfolio turnover calculation excludes the value of securities purchased of $983,090,206 and sold of $586,342,254 in the effort to realign the Fund’s portfolio holdings after the reorganization of the Target Funds into the Fund.
(c)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $1,311,179, $42,717, $147,333 and $682,751 for Class A, Class B, Class C and Class Y shares, respectively.
(f)	Annualized.
(g)	Amount is less than $0.01 per share.
(h)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(i)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.25% and 0.63% for the period April 1, 2011 to April 30, 2011 and the year ended March 31, 2011, respectively.
(j)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(k)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of less than 1%.
(l)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(m)	On June 1, 2010, the Fund’s former Class I shares were reorganized into Class Y shares.
(n)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

21        Invesco Van Kampen Small Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)
and Shareholders of Invesco Van Kampen Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen Small Cap Value Fund (one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at April 30, 2012, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year ended April 30, 2012, the period ended April 30, 2011 and the year ended March 30, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended March 31, 2010 and prior were audited by other independent auditors whose report dated May 18, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

June 21, 2012
Houston, TX

22        Invesco Van Kampen Small Cap Value Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2011 through April 30, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(11/01/11)	(04/30/12)[1]	Period[2]	(04/30/12)	Period[2]	Ratio
A	$1,000.00	$1,134.60	$5.41	$1,019.79	$5.12	1.02%

B	1,000.00	1,132.50	7.37	1,017.95	6.97	1.39

C	1,000.00	1,130.60	9.22	1,016.21	8.72	1.74

Y	1,000.00	1,135.90	4.09	1,021.03	3.87	0.77

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2011 through April 30, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

23        Invesco Van Kampen Small Cap Value Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2012:

Federal and State Income Tax

Long-Term Capital Gain Dividends	$119,995,140
Qualified Dividend Income*	36.80%
Corporate Dividends Received Deduction*	38.22%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24        Invesco Van Kampen Small Cap Value Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in	Other
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	133	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	133	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	151	Director of the Abraham Lincoln Presidential Library Foundation.

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	133	ACE Limited (insurance company); and Investment Company Institute

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1        Invesco Van Kampen Small Cap Value Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in	Other
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	151	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	133	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	133	Chairman, Board of Governors, Western Golf Association, Chairman-elect, Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	151	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	133	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	133	Insperity (formerly known as Administaff)

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	133	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	133	None

T-2        Invesco Van Kampen Small Cap Value Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in	Other
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees

Larry Soll — 1942 Trustee	1997	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	133	None

Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	151	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	133	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Assurance Officer, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

T-3        Invesco Van Kampen Small Cap Value Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in	Other
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust).	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).	N/A	N/A

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4        Invesco Van Kampen Small Cap Value Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-03826 and 002-85905.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-SCV-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	April 30, 2012

Invesco Van Kampen Value Opportunities Fund
Nasdaq:
A: VVOAX ▪ B: VVOBX ▪ C: VVOCX ▪ R: VVORX ▪ Y: VVOIX ▪ Institutional: VVONX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
20	Financial Highlights
21	Auditor’s Report
22	Fund Expenses
23	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
This annual report provides important information about your Fund, including its long-term performance. I encourage you to read this report to learn more about how your Fund is managed, what it invests in and why it performed as it did. Also, this report includes information about your Fund’s management team and a listing of investments held by your Fund at the close of the reporting period.
     As we’ve seen often in recent years, market sentiment can change suddenly and dramatically – and certainly without advance notice – depending on economic developments and world events. Similarly, your own situation, needs and goals can change, requiring adjustments in your financial strategy.
     That’s why you may find it helpful to stay in touch with your financial adviser on a regular basis. He or she can explain how your investments performed in the last year and over the longer term – keeping in mind that past performance cannot guarantee comparable future results. It’s important to remember that an investment’s long-term performance is more important than its short-term performance. In evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our portfolio managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
Financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our portfolio managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be – according to your Fund’s objective and strategies.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser should be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2	Invesco Van Kampen Value Opportunities Fund

Bruce Crockett
Dear Fellow Shareholders:
As always, the Invesco Funds Board of Trustees remains committed to putting your interests first. We’ve continued to work to ensure that the depth and breadth of our fund offerings and their cost to shareholders remain highly competitive. We’ve also worked to manage costs, and this remains a continuing focus of your Board. We continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Across the globe, demographic and economic trends are profoundly reshaping the world’s wealth. Emerging markets such as China, India, Brazil and Russia are experiencing tremendous growth. China is now the world’s second-largest economy. Meanwhile, established markets such as the US and Europe are struggling with debt issues and experiencing much lower rates of growth. We all know the US is a consumer-driven market and that consumers face numerous headwinds, including elevated energy prices, a dismal housing market and high unemployment.
     This dynamic, challenging market and economic environment underscores once again the value of maintaining a well-diversified investment portfolio. Obviously, none of us can control the markets or global economic trends. However, working with an adviser, we can create a portfolio of funds that may help us meet our financial objectives while taking into account our individual tolerance for risk. Adopting a disciplined approach to saving and investing may help provide the funds needed to buy a house, pay for our children’s education and provide for a comfortable retirement.
     Now is a perfect time to sit down with your financial adviser and review your situation to make sure your portfolio is aligned with your investment objectives. He or she can provide insights into the performance of your existing investments and make suggestions for repositioning your portfolio for the years ahead. You’ll want to stay informed regarding the markets and keep up to date with news that affects your investment portfolio. Invesco’s website, invesco.com/us, provides a wealth of information about your investments and news regarding global markets.
     I would like to close by thanking Bob Baker for his distinguished 30-year service with the Invesco Funds Board and his unflagging commitment to our funds’ shareholders. As always, I encourage you to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We appreciate the opportunity to represent and serve you.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Van Kampen Value Opportunities Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended April 30, 2012, Class A shares of Invesco Van Kampen Value Opportunities Fund, at net asset value (NAV), performed in line with the Fund’s style-specific benchmark, the Russell 3000 Value Index. The Fund benefited from an overweight position and stock selection in the consumer discretionary sector. Alternatively, stock selection in consumer staples and a lack of exposure to utilities detracted from the Fund’s performance versus the benchmark. The Fund’s consumer discretionary and health care holdings were the largest contributors to absolute performance during the fiscal year, while financials and energy holdings were the largest detractors.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 4/30/11 to 4/30/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.60%

Class B Shares	0.50

Class C Shares	-0.10

Class R Shares	0.39

Class Y Shares	0.80

Institutional Class Shares*	1.21

S&P 500 Index▼ (Broad Market Index)	4.73

Russell 3000 Value Index▼ (Style-Specific Index)**	0.61

Russell 1000 Value Index▼ (Former Style-Specific Index)**	1.03

Lipper Large-Cap Value Funds Index ▼ (Peer Group Index)	-0.68

Source(s): ▼Lipper Inc.
*Share class incepted during the reporting period. See page 7 for a detailed explanation of Fund performance.
**During the reporting period, the Fund has elected to use the Russell 3000 Value Index as its style-specific index rather than the Russell 1000 Value Index because the Fund uses a multi- or all-cap approach, and the new index is a better fit for this type of strategy. It is standard industry practice for multi-cap value strategies to use this benchmark.

How we invest
We seek to exploit market inefficiencies by investing in companies that appear undervalued relative to the market in general. We believe that there are four key drivers to finding attractive stocks:
■	Valuation — We use different measures of valuation for different sectors. We use more stable measures of value such as price/book, price/cash flow, and price/sales in more cyclical parts

Portfolio Composition
By sector

Financials	35.1%

Consumer Discretionary	19.6

Energy	13.9

Consumer Staples	7.5

Health Care	6.5

Information Technology	6.2

Industrials	3.5

Telecommunication Services	2.3

Materials	1.2

Money Market Funds Plus Other Assets Less Liabilities	4.2

Total Net Assets	$944.8 million

Total Number of Holdings*	41
of the market. We use more cash flow and earnings based measures in more growth parts of the market.

■	Fundamentals — We rigorously analyze the fundamentals and risks of the company and its industry.

■	Accounting — We focus on the quality of a company’s accounting including all four financial statements.

■	Psychology — We feel that psychology is one reason that companies become undervalued.

Top 10 Equity Holdings*

1.	Chubb Corp. (The)	6.2%

2.	Omnicom Group Inc.	6.1

3.	Time Warner Cable Inc.	4.8

4.	JPMorgan Chase & Co.	4.6

5.	Royal Dutch Shell PLC-ADR	4.4

6.	Chevron Corp.	4.0

7.	Wells Fargo & Co.	3.3

8.	Molson Coors Brewing Co.—Class B	3.3

9.	Apple Inc.	3.0

10.	Pfizer Inc.	2.9

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

     Ultimately, we believe that the market will recognize the value in these companies, and we will sell them as their stock price begins to reflect their intrinsic value.
     The Fund’s primary investable universe includes all US-denominated equities. To distill the investment universe, we filter for companies with sufficient liquidity. We filter the remaining securities on valuation metrics depending on the growth or cyclical nature of their business. The result of this filtering process is a pool of securities that we believe are statistically inexpensive relative to the broader market. Companies identified in the filtering process are thoroughly analyzed to assess intrinsic value and their ability to achieve fair value.
     We will only initiate a purchase of a security if we believe the potential for stock price appreciation outweighs potential downside risk. To be eligible for inclusion in the Fund, a stock must meet the following criteria:
■	We find that the security is statistically cheap on the basis of its primary valuation criteria, which depends on the cyclical or growth nature of its business.

■	We find through rigorous fundamental analysis that the company is undervalued and possesses potential financial strength and improved quality of management for future growth.
     We maintain an intense focus on the quality of a company’s accounting and on financial statement analysis. Portfolio construction is bottom up and stock specific, concentrating on individual company fundamental analysis and valuations. Therefore, while we monitor and are aware of our positions relative to the Fund’s style-specific benchmark, it does not play a major role in the construction of the Fund.
     Our sell discipline is just as important as the buy decision and is based on the same principles: valuation and fundamentals. While no sale is automatic, a security is typically sold if it meets one or more of the following criteria:
■	The target price has been realized, and we no longer consider the company undervalued.

■	A better value opportunity can be found elsewhere.

■	A company is experiencing deteriorating fundamentals we believe to be a long-term issue.

Market conditions and your Fund
Equity markets were volatile during the fiscal year, but the broad market, as measured by the S&P 500 Index, still managed to post a small gain. While

4	Invesco Van Kampen Value Opportunities Fund

corporate earnings remained strong, investor enthusiasm was tempered by continuing high unemployment, weak consumer spending and soft housing data for most of the fiscal year.
     Although markets stabilized and remained generally positive in the spring, major equity indexes sold off precipitously in August as the US government struggled to raise the nation’s debt ceiling, which led credit rating agency Standard & Poor’s to announce its first-ever downgrade to long-term US government debt. Uncertainty created by the downgrade, combined with continuing concern about the debt crisis in the eurozone, reignited fears of a recession and pressured markets down into the fall. As signs of muted but sustained economic growth mounted, equity markets moved off their October lows and posted strong gains through the close of the reporting period. Sector performance within the S&P 500 Index was mixed during the fiscal year with the consumer discretionary and information technology sectors leading and the energy, materials and financials sectors lagging.
     In this environment, stock selection and an overweight position in the consumer discretionary sector contributed the most to relative Fund performance during the fiscal year. Consumer discretionary holding Macy’s was the Fund’s top performer. The department store generated positive performance as it improved its operating performance through localization and enhanced employee training combined with a high level of free cash flow and an inexpensive valuation.
     Holdings in the health care sector also contributed to absolute returns during the fiscal year as Fund holdings Pfizer and Bristol-Myers Squibb performed particularly well. Pfizer benefited from talks of the likely sale or spinoff of two of its more valuable business units — infant nutrition and animal health. Pfizer and Bristol-Myers Squibb both benefited from positive results from new anti-stroke medicine Eliquis, in which they each hold a 50 percent ownership.
     In the property and casualty insurance industry, Chubb posted gains and was also among the largest contributors to Fund performance. Chubb’s performance was driven by attractive franchises, good capital management and favorable valuation combined with increasingly positive signs of insurance pricing improving off of trough levels.
     The consumer staples sector was the largest detractor from Fund performance relative to the Russell 3000 Value Index during the reporting period, mainly due to poor performance from Molson Coors Brewing. Molson Coors Brewing had muted performance in some of its markets and made an acquisition that kept the company from implementing the rest of its stock repurchase program.
     The Fund’s lack of exposure to the utilities sector also detracted from relative results, as this sector performed well during the fiscal year. We did not find attractive investment opportunities in utilities stocks based on their elevated valuations. Indeed, electric utilities have rarely been as expensive as they were during the reporting period relative to the S&P 500 Index during the past 40 years.1
     The Fund’s overweight position in financials stocks, one of the worst performing market sectors for the fiscal year, also detracted from results versus the Russell 3000 Value Index. More specifically, fears of an economic slowdown and European sovereign debt uncertainties weighed heavily on the Fund’s holdings in Bank of America and Morgan Stanley.
     The energy sector was the market’s worst performing sector during the reporting period. Petroleo Brasileiro was among the largest detractors from overall returns caused by weak pricing in its downstream operations.
     We believe that market volatility over the reporting period created opportunities to invest in companies with attractive valuations. We believe our contrarian philosophy and deep value approach of buying companies we consider extremely undervalued helps us capitalize on market volatility and periods of down markets as value is created for new investment opportunities.
     Markets experienced increased volatility during the reporting period. We believe investment decisions should not be made based on short-term performance. Thank you for your investment in Invesco Van Kampen Value Opportunities Fund and for sharing our long-term investment horizon.
1 Sources: Corporate Reports, Empirical Research Partners Analysis, November 2011
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Jason Leder
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Van Kampen Value Opportunities Fund.
He joined Invesco in 2010. Mr. Leder earned a bachelor’s degree from The University of Texas at Austin and an M.B.A. from Columbia University.
Devin Armstrong
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Value Opportunities Fund. He joined Invesco in 2010. Mr. Armstrong earned a B.S. in psychology and finance from the University of Illinois and an M.B.A. in finance from Columbia University.
Kevin Holt
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Value Opportunities Fund. He joined Invesco in 2010. Mr. Holt earned a bachelor’s degree from the University of Iowa and an M.B.A. from the University of Chicago Graduate School of Business.
Yogi Kak
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Value Opportunities Fund. He joined Invesco in 2011. Mr. Kak earned a Bachelor of Technology degree from the Institute of Technology, Banares Hindu University, and an M.B.A. from Tulane University.
Matthew Seinsheimer
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Value Opportunities Fund. He joined Invesco in 1998. Mr. Seinsheimer earned a B.B.A. from Southern Methodist University and an M.B.A. from The University of Texas at Austin.
James Warwick
Portfolio Manager, is manager of Invesco Van Kampen Value Opportunities Fund. He joined Invesco in 2010. Mr. Warwick earned a B.B.A. from Stephen F. Austin State University and an M.B.A. from the University of Houston.

5	Invesco Van Kampen Value Opportunities Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class(es)
Fund and index data from 4/30/02*
*	During the reporting period, Invesco changed its policy regarding growth of $10,000 charts. For funds older than 10 years, we previously showed performance since inception. Going forward, we will show performance for the most recent 10 years, since this more accurately reflects the experience of the typical shareholder. As a result, charts now may include benchmarks that did not appear previously, because the funds’ inception predated the benchmarks’ inception. Also, all charts will now be presented using a linear format.

Past performance cannot guarantee comparable future results.
          During the reporting period, the Fund has elected to use the Russell 3000 Value Index as its style-specific index rather than the Russell 1000 Value Index because the Fund uses a multi- or all-cap approach, and the new index is a better fit for this type of strategy. It is standard industry practice for multi-cap value strategies to use this benchmark. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare performance to both the old and new indexes.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

mance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

6	Invesco Van Kampen Value Opportunities Fund

Average Annual Total Returns
As of 4/30/12, including maximum applicable sales charges

Class A Shares

Inception (6/25/01)	2.71%

10 Years	3.26

5 Years	-4.21

1 Year	-4.91

Class B Shares

Inception (6/25/01)	2.67%

10 Years	3.22

5 Years	-4.04

1 Year	-4.50

Class C Shares

Inception (6/25/01)	2.50%

10 Years	3.10

5 Years	-3.80

1 Year	-1.10

Class R Shares

10 Years	3.59%

5 Years	-3.36

1 Year	0.39

Class Y Shares

Inception (3/23/05)	1.95%

5 Years	-2.90

1 Year	0.80

Institutional Class Shares

10 Years	3.91%

5 Years	-3.01

1 Year	1.21
Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Van Kampen Value Opportunities Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen Value Opportunities Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen Value Opportunities Fund. Share class returns will differ from the predecessor fund because of different expenses.
     Class R shares incepted on May 23, 2011. Performance shown prior to that date is that of the predecessor fund’s Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Institutional Class shares incepted on May 23, 2011. Performance shown prior to that date is that of the prede-

Average Annual Total Returns
As of 3/31/12, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (6/25/01)	2.86%

10 Years	2.96

5 Years	-3.23

1 Year	-1.69

Class B Shares

Inception (6/25/01)	2.82%

10 Years	2.92

5 Years	-3.05

1 Year	-0.93

Class C Shares

Inception (6/25/01)	2.66%

10 Years	2.80

5 Years	-2.80

1 Year	2.47

Class R Shares

10 Years	3.30%

5 Years	-2.35

1 Year	3.88

Class Y Shares

Inception (3/23/05)	2.17%

5 Years	-1.90

1 Year	4.35

Institutional Class Shares

10 Years	3.61%

5 Years	-2.01

1 Year	4.65
cessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.37%, 1.43%, 2.04%, 1.62%, 1.12% and 0.86%, respectively. The expense ratios pre-
sented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7 Invesco Van Kampen Value Opportunities Fund

Invesco Van Kampen Value Opportunities Fund’s investment objective is to seek capital growth and income.
■	Unless otherwise stated, information presented in this report is as of April 30, 2012, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased for new or additional investments. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other funds. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply.

■	Small and medium capitalization companies risk. Investments in small and medium capitalization companies entail greater risks than those associated with larger, more established companies. Often the stock of these companies may be more volatile and less liquid than the stock of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

■	Value investing style risk. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on
“value” equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

■	Foreign risk. The risks of investing in securities of foreign issuers, including emerging market issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.

■	Investing in real estate investment trusts (REITs) risk. Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and other expenses. REITs may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.

■	Derivatives risk. Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the instruments may not be liquid.

■	Futures risk. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events.

■	Options risk. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.
■	Unseasoned issuer risk. Investments in unseasoned companies or companies with special circumstances often involve much greater risks than are inherent in other types of investments and securities of such companies may be more likely to experience fluctuations in price. In addition, investments made in anticipation of future events may, if the events are delayed or never achieved, cause stock prices to fall.

■	Initial public offerings (IPO) risk. The prices of IPO securities fluctuate more than prices of equity securities of companies with longer trading histories. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories. There can be no assurance that the Fund will have favorable IPO investment opportunities.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.

■	The Russell 3000® Value Index is an unmanaged index considered representative of US value stocks. The Russell 3000 Value Index is a trademark/service mark of the Frank Russell Co.

■	The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the perfor-
continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	VVOAX
Class B Shares	VVOBX
Class C Shares	VVOCX
Class R Shares	VVORX
Class Y Shares	VVOIX
Institutional Class Shares	VVONX

8 Invesco Van Kampen Value Opportunities Fund

Schedule of Investments(a)

April 30, 2012

	Shares	Value

Common Stocks & Other Equity Interests–95.80%
Advertising–6.10%
Omnicom Group Inc.	1,122,765	$57,609,072

Aerospace & Defense–1.83%
Honeywell International Inc.	284,664	17,267,718

Asset Management & Custody Banks–1.80%
Bank of New York Mellon Corp. (The)	717,279	16,963,648

Automobile Manufacturers–2.00%
Renault S.A. (France)	415,709	18,891,009

Brewers–3.31%
Molson Coors Brewing Co.–Class B	751,159	31,233,191

Cable & Satellite–6.13%
Comcast Corp.–Class A	400,377	12,143,435

Time Warner Cable Inc.	568,865	45,765,189

		57,908,624

Computer Hardware–6.24%
Apple Inc.	49,097	28,684,431

Dell Inc.(b)	650,775	10,653,187

Hewlett-Packard Co.	790,657	19,576,667

		58,914,285

Department Stores–2.30%
Macy’s, Inc.	528,915	21,696,093

Diversified Banks–6.01%
Comerica, Inc.	340,637	10,907,196

U.S. Bancorp	443,876	14,279,491

Wells Fargo & Co.	946,523	31,642,264

		56,828,951

General Merchandise Stores–2.06%
Target Corp.	336,773	19,512,628

Homebuilding–1.02%
Ryland Group, Inc. (The)	428,761	9,651,410

Household Products–1.89%
Procter & Gamble Co. (The)	280,764	17,867,821

Hypermarkets & Super Centers–2.33%
Wal-Mart Stores, Inc.	373,649	22,011,663

Industrial Conglomerates–1.70%
General Electric Co.	820,386	16,063,158

Integrated Oil & Gas–12.83%
Chevron Corp.	358,936	38,248,220

Exxon Mobil Corp.	137,934	11,909,222

Petroleo Brasileiro S.A.–ADR (Brazil)	610,303	14,366,533

Royal Dutch Shell PLC–ADR (United Kingdom)	577,482	41,313,062

Total S.A.–ADR (France)	319,618	15,376,822

		121,213,859

Investment Banking & Brokerage–2.47%
Goldman Sachs Group, Inc. (The)	94,178	10,844,597

Morgan Stanley	725,790	12,541,651

		23,386,248

Life & Health Insurance–1.48%
MetLife, Inc.	388,341	13,991,926

Managed Health Care–2.18%
UnitedHealth Group Inc.	367,648	20,643,435

Oil & Gas Drilling–1.07%
Noble Corp.(b)	266,960	10,160,498

Other Diversified Financial Services–8.03%
Bank of America Corp.	1,552,739	12,592,713

Citigroup Inc.	601,680	19,879,507

JPMorgan Chase & Co.	1,009,830	43,402,494

		75,874,714

Pharmaceuticals–4.29%
Bristol-Myers Squibb Co.	392,020	13,081,707

Pfizer Inc.	1,195,580	27,414,650

		40,496,357

Property & Casualty Insurance–15.31%
Allied World Assurance Co. Holdings AG (Switzerland)	273,754	19,699,338

Allstate Corp. (The)	693,686	23,120,554

Aspen Insurance Holdings Ltd.	925,324	26,205,176

Chubb Corp. (The)	796,394	58,192,510

Travelers Cos., Inc. (The)	270,407	17,392,578

		144,610,156

Steel–1.16%
POSCO–ADR (South Korea)	132,032	10,991,664

Wireless Telecommunication Services–2.26%
Vodafone Group PLC–ADR (United Kingdom)	766,273	21,325,378

Total Common Stocks & Other Equity Interests (Cost $756,308,816)		905,113,506

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Value Opportunities Fund

	Shares	Value

Money Market Funds–3.27%
Liquid Assets Portfolio–Institutional Class(c)	15,460,954	$15,460,954

Premier Portfolio–Institutional Class(c)	15,460,954	15,460,954

Total Money Market Funds (Cost $30,921,908)		30,921,908

TOTAL INVESTMENTS–99.07% (Cost $787,230,724)		936,035,414

OTHER ASSETS LESS LIABILITIES–0.93%		8,744,449

NET ASSETS–100.00%		$944,779,863

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen Value Opportunities Fund

Statement of Assets and Liabilities

April 30, 2012

Assets:
Investments, at value (Cost $756,308,816)	$905,113,506

Investments in affiliated money market funds, at value and cost	30,921,908

Total investments, at value (Cost $787,230,724)	936,035,414

Foreign currencies, at value (Cost $119,620)	118,902

Receivable for:
Investments sold	12,131,771

Fund shares sold	3,323,015

Dividends	509,508

Investment for trustee deferred compensation and retirement plans	99,998

Other assets	35,899

Total assets	952,254,507

Liabilities:
Payable for:
Fund shares reacquired	5,721,138

Accrued fees to affiliates	887,373

Accrued other operating expenses	334,164

Trustee deferred compensation and retirement plans	531,969

Total liabilities	7,474,644

Net assets applicable to shares outstanding	$944,779,863

Net assets consist of:
Shares of beneficial interest	$1,131,303,805

Undistributed net investment income	7,173,913

Undistributed net realized gain (loss)	(342,501,826)

Unrealized appreciation	148,803,971

$944,779,863

Net Assets:
Class A	$740,384,276

Class B	$67,546,777

Class C	$101,785,364

Class R	$19,599,181

Class Y	$11,423,953

Institutional Class	$4,040,312

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	72,328,575

Class B	6,691,378

Class C	10,192,245

Class R	1,918,476

Class Y	1,118,070

Institutional Class	393,834

Class A:
Net asset value per share	$10.24

Maximum offering price per share (Net asset value of $10.24 divided by 94.50%)	$10.84

Class B:
Net asset value and offering price per share	$10.09

Class C:
Net asset value and offering price per share	$9.99

Class R:
Net asset value and offering price per share	$10.22

Class Y:
Net asset value and offering price per share	$10.22

Institutional Class:
Net asset value and offering price per share	$10.26

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen Value Opportunities Fund

Statement of Operations

For the year ended April 30, 2012

Investment income:
Dividends (net of foreign withholding taxes of $441,699)	$20,877,288

Dividends from affiliated money market funds	20,466

Total investment income	20,897,754

Expenses:
Advisory fees	5,973,510

Administrative services fees	255,380

Custodian fees	36,457

Distribution fees:
Class A	1,724,605

Class B	180,127

Class C	934,076

Class R	86,583

Transfer agent fees — A, B, C, R and Y	3,533,471

Transfer agent fees — Institutional	2,633

Trustees’ and officers’ fees and benefits	61,322

Other	452,649

Total expenses	13,240,813

Less: Fees waived and expense offset arrangement(s)	(31,507)

Net expenses	13,209,306

Net investment income	7,688,448

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	69,970,661

Foreign currencies	884

69,971,545

Change in net unrealized appreciation (depreciation) of:
Investment securities	(60,852,561)

Foreign currencies	1,328

(60,851,233)

Net realized and unrealized gain	9,120,312

Net increase in net assets resulting from operations	$16,808,760

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen Value Opportunities Fund

Statement of Changes in Net Assets

For the year ended April 30, 2012, the period April 1, 2011 through April 30, 2011 and the year ended March 31, 2011

		One month
	Year ended	ended	Year ended
	April 30,	April 30,	March 31,
	2012	2011	2011

Operations:
Net investment income (loss)	$7,688,448	$(30,445)	$500,713

Net realized gain	69,971,545	562,759	3,333,466

Change in net unrealized appreciation (depreciation)	(60,851,233)	765,545	639,142

Net increase in net assets resulting from operations	16,808,760	1,297,859	4,473,321

Distributions to shareholders from net investment income:
Class A	(84,669)	—	(428,216)

Class C	—	—	(5,018)

Class R	(2,153)	—	—

Class Y	(1,909)	—	(58,989)

Institutional Class	(619)	—	—

Total distributions from net investment income	(89,350)	—	(492,223)

Share transactions–net:
Class A	679,828,323	(420,284)	(14,378,002)

Class B	60,768,316	(210,154)	(2,052,927)

Class C	92,902,757	(169,064)	(2,140,953)

Class R	19,115,136	—	—

Class Y	6,596,330	(28,744)	(43,797,772)

Institutional Class	4,344,063	—	—

Net increase (decrease) in net assets resulting from share transactions	863,554,925	(828,246)	(62,369,654)

Net increase (decrease) in net assets	880,274,335	469,613	(58,388,556)

Net assets:
Beginning of period	64,505,528	64,035,915	122,424,471

End of period (includes undistributed net investment income (loss) of $7,173,913, $68,306 and $65,125, respectively)	$944,779,863	$64,505,528	$64,035,915

Notes to Financial Statements

April 30, 2012

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Value Opportunities Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is to seek capital growth and income.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

13        Invesco Van Kampen Value Opportunities Fund

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees

14        Invesco Van Kampen Value Opportunities Fund

and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

15        Invesco Van Kampen Value Opportunities Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Effective May 23, 2011, under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.695%

Next $250 million	0.67%

Next $500 million	0.645%

Next $1.5 billion	0.62%

Next $2.5 billion	0.595%

Next $2.5 billion	0.57%

Next $2.5 billion	0.545%

Over $10 billion	0.52%

  Prior to May 23, 2011, the Fund paid an advisory fee the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.75%

Next $500 million	0.70%

Over $1 billion	0.65%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 1.41%, 2.16%, 2.16%, 1.66%, 1.16% and 1.16%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation. Effective July 1, 2012, the Adviser has contractually agreed, through at least June 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed above) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75% and 1.75%, respectively, of average daily net assets.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended April 30, 2012, the Adviser waived advisory fees of $23,990.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A, Class B, Class C and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses. For the year ended April 30, 2012, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

16        Invesco Van Kampen Value Opportunities Fund

  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended April 30, 2012, IDI advised the Fund that IDI retained $50,599 in front-end sales commissions from the sale of Class A shares and $87, $66,827 and $3,196 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of April 30, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended April 30, 2012, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$936,035,414	$—	$—	$936,035,414

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended April 30, 2012, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $7,517.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended April 30, 2012, the Fund paid legal fees of $909 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended April 30, 2012, the period April 1, 2011 to April 30, 2011 and the Year Ended March 31, 2011:

		One month
	Year ended	ended	Year ended
	April 30,	April 30,	March 31,
	2012	2011	2011

Ordinary income	$89,350	$—	$492,223

17        Invesco Van Kampen Value Opportunities Fund

Tax Components of Net Assets at Period-End:

2012

Undistributed ordinary income	$7,692,933

Undistributed long-term gain	918,842

Net unrealized appreciation — investments	135,790,138

Net unrealized appreciation (depreciation) — other investments	(719)

Temporary book/tax differences	(519,020)

Capital loss carryforward	(330,406,116)

Shares of beneficial interest	1,131,303,805

Total net assets	$944,779,863

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $67,341,181 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of April 30, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

April 30, 2016	$65,537,319	$—	$65,537,319

April 30, 2017	264,868,797	—	264,868,797

Total capital loss carryforward	$330,406,116	$—	$330,406,116

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of May 23, 2011, the date of the reorganization of Invesco Basic Value Fund into the Fund are realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2012 was $81,740,137 and $38,766,601, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$204,194,171

Aggregate unrealized (depreciation) of investment securities	(68,404,033)

Net unrealized appreciation of investment securities	$135,790,138

Cost of investments for tax purposes is $800,245,276.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of capital loss carryforward limitations, on April 30, 2012, undistributed net investment income was increased by $4,292, undistributed net realized gain was increased by $42,508,017 and shares of beneficial interest was decreased by $42,512,309. Further, as a result of tax deferrals acquired in the reorganization of Invesco Basic Value Fund into the Fund, undistributed net investment income was decreased by $497,783, undistributed net realized gain was decreased by $394,766,756 and shares of beneficial interest was increased by $395,264,539. These reclassifications had no effect on the net assets of the Fund.

18        Invesco Van Kampen Value Opportunities Fund

NOTE 10—Share Information

	Summary of Share Activity

	Year ended		One month ended		Year ended
	April 30, 2012(a)		April 30, 2011		March 31, 2011
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	3,674,506	$33,685,777	32,560	$325,446	389,146	$3,553,178

Class B	111,008	1,446,227	1,590	15,675	33,412	288,919

Class C	376,239	3,924,269	3,403	33,523	57,077	499,158

Class R(b)	376,401	3,556,925	—	—	—	—

Class Y	221,708	2,035,298	2,219	22,066	1,346,579	11,555,073

Institutional Class(b)	181,444	1,576,092	—	—	—	—

Issued as reinvestment of dividends:
Class A	8,826	80,215	—	—	42,206	393,786

Class C	—	—	—	—	506	4,648

Class R(b)	237	2,153	—	—	—	—

Class Y	196	1,775	—	—	5,909	54,837

Institutional Class(b)	68	619	—	—	—	—

Issued in connection with acquisitions:(c)
Class A	81,789,030	808,828,507	—	—	—	—

Class B	10,498,963	102,352,547	—	—	—	—

Class C	11,653,261	113,178,199	—	—	—	—

Class R(b)	2,088,804	20,662,849	—	—	—	—

Class Y	1,124,328	11,072,165	—	—	—	—

Institutional Class(b)	915,801	9,022,329	—	—	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	2,745,919	25,936,805	10,772	109,116	69,693	634,358

Class B	(2,786,360)	(25,936,805)	(10,923)	(109,116)	(70,977)	(634,358)

Reacquired:
Class A	(20,243,628)	(188,702,981)	(85,435)	(854,846)	(2,133,967)	(18,959,324)

Class B	(1,862,334)	(17,093,653)	(11,848)	(116,713)	(192,402)	(1,707,488)

Class C	(2,639,413)	(24,199,711)	(20,681)	(202,587)	(302,241)	(2,644,759)

Class R(b)	(546,966)	(5,106,791)	—	—	—	—

Class Y	(704,227)	(6,512,908)	(5,123)	(50,810)	(6,518,129)	(55,407,682)

Institutional Class(b)	(703,479)	(6,254,977)	—	—	—	—

Net increase (decrease) in share activity	86,280,332	$863,554,925	(83,466)	$(828,246)	(7,273,188)	$(62,369,654)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 30% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of May 23, 2011.
(c)	As of the opening of business on May 23, 2011, the Fund acquired all the net assets of Invesco Basic Value Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2011 and by the shareholders of the Target Fund on April 14, 2011. The acquisition was accomplished by a tax free exchange of 108,070,187 shares of the Fund for 49,783,080 shares outstanding of the Target Fund as of the close of business on May 20, 2011. Each class of the Target Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of the Target Fund to the net asset value of the Fund as of the close of business on May 20, 2011. The Target Fund’s net assets at that date of $1,065,116,596, including $204,658,708 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $62,948,257. The net assets of the Fund subsequent to the acquisition were $1,128,064,853.
The pro forma results of operations for the year ended April 30, 2012 assuming the reorganization had been completed on May 1, 2011, the beginning of the annual reporting period, are as follows:

Net investment income	$9,031,132

Net realized/unrealized gains (losses)	(24,797,985)

Change in net assets resulting from operations	$(15,766,852)

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed. It is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Statement of Operations since May 23, 2011.

19        Invesco Van Kampen Value Opportunities Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
												expenses		expenses
			Net gains									to average		to average net		Ratio of net
	Net asset	Net	(losses) on		Dividends	Distributions						net assets		assets without		investment
	value,	investment	securities (both	Total from	from net	from net		Net asset			Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total		end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	distributions	of period	return		(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Year ended 04/30/12	$10.18	$0.09	$(0.03)	$0.06	$(0.00)	$—	$(0.00)	$10.24	0.60	%(c)	$740,384	1.40	%(d)	1.40	%(d)	0.92	%(d)	46%
One month ended 04/30/11	9.98	(0.00)	0.20	0.20	—	—	—	10.18	2.00	(c)	44,328	1.40	(e)	1.98	(e)	(0.51	)(e)	2
Year ended 03/31/11	8.95	0.06	1.06	1.12	(0.09)	—	(0.09)	9.98	12.61	(c)	43,855	1.42		1.47		0.68		80
Year ended 03/31/10	5.84	0.06	3.12	3.18	(0.07)	—	(0.07)	8.95	54.55	(f)	53,983	1.44		1.44		0.72		13
Year ended 03/31/09	9.77	0.09	(3.94)	(3.85)	(0.08)	—	(0.08)	5.84	(39.47	)(f)	43,175	1.41		1.41		1.11		34
Year ended 03/31/08	13.11	0.09	(2.29)	(2.20)	(0.07)	(1.07)	(1.14)	9.77	(18.06	)(f)	112,133	1.28		1.28		0.69		54

Class B
Year ended 04/30/12	10.04	0.09	(0.04)	0.05	—	—	—	10.09	0.50	(c)(g)	67,547	1.38	(d)(g)	1.38	(d)(g)	0.94	(d)(g)	46
One month ended 04/30/11	9.84	(0.00)	0.20	0.20	—	—	—	10.04	2.03	(c)(g)	7,331	1.46	(e)(g)	2.04	(e)(g)	(0.57	)(e)(g)	2
Year ended 03/31/11	8.79	0.01	1.04	1.05	—	—	—	9.84	11.95	(c)(g)	7,392	1.99	(g)	2.04	(g)	0.11	(g)	80
Year ended 03/31/10	5.73	—	3.06	3.06	—	—	—	8.79	53.40	(f)	8,629	2.19		2.19		(0.03)		13
Year ended 03/31/09	9.54	0.03	(3.84)	(3.81)	—	—	—	5.73	(39.94	)(f)	9,097	2.17		2.17		0.34		34
Year ended 03/31/08	12.85	(0.01)	(2.23)	(2.24)	—	(1.07)	(1.07)	9.54	(18.70	)(f)	24,583	2.04		2.04		(0.05)		54

Class C
Year ended 04/30/12	10.00	0.02	(0.03)	(0.01)	—	—	—	9.99	(0.10	)(c)(g)	101,785	2.11	(d)(g)	2.11	(d)(g)	0.21	(d)(g)	46
One month ended 04/30/11	9.80	(0.01)	0.21	0.20	—	—	—	10.00	2.04	(c)(g)	8,021	2.07	(e)(g)	2.65	(e)(g)	(1.18	)(e)(g)	2
Year ended 03/31/11	8.77	0.01	1.03	1.04	(0.01)	—	(0.01)	9.80	11.81	(c)(g)	8,033	2.06	(g)	2.11	(g)	0.04	(g)	80
Year ended 03/31/10	5.73	0.00	3.06	3.06	(0.02)	—	(0.02)	8.77	53.42	(f)(g)	9,337	2.18	(g)	2.18	(g)	(0.02	)(g)	13
Year ended 03/31/09	9.55	0.03	(3.84)	(3.81)	(0.01)	—	(0.01)	5.73	(39.90	)(f)(g)	7,791	2.10	(g)	2.10	(g)	0.43	(g)	34
Year ended 03/31/08	12.86	0.00	(2.24)	(2.24)	—	(1.07)	(1.07)	9.55	(18.69	)(f)(g)	19,118	2.03	(g)	2.03	(g)	(0.04	)(g)	54

Class R
Period ended 04/30/12(h)	9.89	0.07	0.26	0.33	(0.00)	—	(0.00)	10.22	3.35	(c)	19,599	1.65	(d)(e)	1.65	(d)(e)	0.67	(d)(e)	46

Class Y(i)
Year ended 04/30/12	10.14	0.11	(0.03)	0.08	(0.00)	—	(0.00)	10.22	0.80	(c)	11,424	1.15	(d)	1.15	(d)	1.17	(d)	46
One month ended 04/30/11	9.93	(0.00)	0.21	0.21	—	—	—	10.14	2.11	(c)	4,826	1.15	(e)	1.73	(e)	(0.26	)(e)	2
Year ended 03/31/11	8.94	0.08	1.05	1.13	(0.14)	—	(0.14)	9.93	12.75	(c)	4,757	1.17		1.22		0.93		80
Year ended 03/31/10	5.83	0.07	3.13	3.20	(0.09)	—	(0.09)	8.94	54.98	(f)	50,475	1.19		1.19		0.96		13
Year ended 03/31/09	9.77	0.11	(3.94)	(3.83)	(0.11)	—	(0.11)	5.83	(39.30	)(f)	35,805	1.17		1.17		1.41		34
Year ended 03/31/08	13.13	0.11	(2.28)	(2.17)	(0.12)	(1.07)	(1.19)	9.77	(17.91	)(f)	50,817	1.07	(j)	1.07	(j)	1.03		54

Institutional Class
Period ended 04/30/12(h)	9.85	0.14	0.27	0.41	(0.00)	—	(0.00)	10.26	4.18	(c)	4,040	0.81	(d)(e)	0.81	(d)(e)	1.51	(d)(e)	46

(a)	Calculated using average shares outstanding.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending April 30, 2012, the portfolio turnover calculation excludes the value of securities purchased of $846,280,438 and sold of $257,706,685 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Basic Value Fund into the Fund.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $689,842, $77,609, $97,110, $17,316, $11,747 and $4,561 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(e)	Annualized.
(f)	Assumes reinvestment of all distributions for the period for all classes. Does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (“CDSC”) on Class A shares, maximum CDSC of 5% on Class B shares or maximum CDSC of 1% on Class C shares. On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions of Class A shares made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% on Class A shares and up to 1% on Class B and Class C shares. Does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares for either class.
(g)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.23% for Class B shares and 0.96% for Class C shares for the year ended April 30, 2012, 0.31% for Class B shares and 0.92% for Class C shares for the period April 1, 2011 to April 30, 2011 and 0.82% for Class B shares and 0.89% for Class C shares for the year ended March 31, 2011 and less than 1% for Class B and Class C shares for the years ended March 31, 2010, 2009 and 2008.
(h)	Commencement date of May 23, 2011.
(i)	On June 1, 2010, the Fund’s former Class I shares were reorganized into Class Y shares.
(j)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ration would decrease by 0.01% for the year ended March 31, 2008.

20        Invesco Van Kampen Value Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)
and Shareholders of Invesco Van Kampen Value Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen Value Opportunities Fund (one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at April 30, 2012, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year ended April 30, 2012, the period ended April 30, 2011 and the year ended March 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2012 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended March 31, 2010 and prior were audited by other independent auditors whose report dated May 18, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

June 21, 2012
Houston, TX

21        Invesco Van Kampen Value Opportunities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2011 through April 30, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(11/01/11)	(04/30/12)[1]	Period[2]	(04/30/12)	Period[2]	Ratio
A	$1,000.00	$1,130.40	$7.31	$1,018.00	$6.92	1.38%

B	1,000.00	1,129.90	7.10	1,018.20	6.72	1.34

C	1,000.00	1,126.30	11.00	1,014.52	10.42	2.08

R	1,000.00	1,129.40	8.63	1,016.76	8.17	1.63

Y	1,000.00	1,132.00	5.99	1,019.24	5.67	1.13

Institutional	1,000.00	1,133.90	4.03	1,021.08	3.82	0.76

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2011 through April 30, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

22        Invesco Van Kampen Value Opportunities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2012:

Federal and State Income Tax

Qualified Dividend Income*	20.48%
Corporate Dividends Received Deduction*	20.48%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

23        Invesco Van Kampen Value Opportunities Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in	Other
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	133	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	133	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	151	Director of the Abraham Lincoln Presidential Library Foundation.

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	133	ACE Limited (insurance company); and Investment Company Institute

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1        Invesco Van Kampen Value Opportunities Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in	Other
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	151	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	133	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	133	Chairman, Board of Governors, Western Golf Association, Chairman-elect, Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	151	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	133	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	133	Insperity (formerly known as Administaff)

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	133	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	133	None

T-2        Invesco Van Kampen Value Opportunities Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in	Other
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees

Larry Soll — 1942 Trustee	1997	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	133	None

Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	151	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	133	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Assurance Officer, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

T-3        Invesco Van Kampen Value Opportunities Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in	Other
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust).	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).	N/A	N/A

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4        Invesco Van Kampen Value Opportunities Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-03826 and 002-85905.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-VOPP-AR-1	Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by PWC Related to the Registrant
     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Percentage of Fees		Percentage of Fees
		Billed Applicable to		Billed Applicable to
		Non-Audit Services		Non-Audit Services
	Fees Billed for	Provided for fiscal	Fees Billed for	Provided for fiscal
	Services Rendered to	year end 4/30/2012	Services Rendered to	year end 4/30/2011
	the Registrant for	Pursuant to Waiver of	the Registrant for	Pursuant to Waiver of
	fiscal year end	Pre-Approval	fiscal year end	Pre-Approval
	4/30/2012	Requirement(1)	4/30/2011	Requirement(1)
Audit Fees	$316,500	N/A	$262,745	N/A
Audit-Related Fees(2)	$36,500	0%	$0	0%
Tax Fees(3)	$136,000	0%	$58,000	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$489,000	0%	$320,745	0%
PWC billed the Registrant aggregate non-audit fees of $172,500 for the fiscal year ended April 30, 2012, and $58,000 for the fiscal year ended April 30, 2011, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Tax fees for the fiscal year end April 30, 2012 includes fees billed for agreed upon procedures related to fund mergers.

(3)	Tax fees for the fiscal year end April 30, 2012 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end April 30, 2011 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-		Fees Billed for Non-
	Audit Services		Audit Services
	Rendered to Invesco	Percentage of Fees	Rendered to Invesco	Percentage of Fees
	and Invesco Affiliates	Billed Applicable to	and Invesco Affiliates	Billed Applicable to
	for fiscal year end	Non-Audit Services	for fiscal year end	Non-Audit Services
	4/30/2012 That Were	Provided for fiscal year	4/30/2011 That Were	Provided for fiscal year
	Required	end 4/30/2012	Required	end 4/30/2011
	to be Pre-Approved	Pursuant to Waiver of	to be Pre-Approved	Pursuant to Waiver of
	by the Registrant’s	Pre-Approval	by the Registrant’s	Pre-Approval
	Audit Committee	Requirement(1)	Audit Committee	Requirement(1)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended April 30, 2012, and $0 for the fiscal year ended April 30, 2011, for non-audit services rendered to Invesco and Invesco Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Last Amended May 4, 2010
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of June 12, 2012, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of June 12, 2012, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.
(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: AIM Sector Funds (Invesco Sector Funds)

By:	/s/ Philip A. Taylor Philip A. Taylor
Principal Executive Officer
Date: July 9, 2012
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor Philip A. Taylor
Principal Executive Officer

Date:	July 9, 2012

By:	/s/ Sheri Morris Sheri Morris
Principal Financial Officer

Date:	July 9, 2012

EXHIBIT INDEX

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal Financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.